                                                                  EXHIBIT 10.8.2

                         LOAN AND SECURITY AGREEMENT

                                    BETWEEN

                       CYPRESS POINTE RESORTS, L.P.

                                      AND

                    GREYHOUND REAL ESTATE FINANCE COMPANY
                         DATED AS OF DECEMBER 19, 1991

                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

               BY THIS LOAN AND SECURITY AGREEMENT entered into as of December 19, 1991 between GREYHOUND REAL ESTATE FINANCE COMPANY, an Arizona corporation ("Lender"), CYPRESS POINTE RESORTS, L.P., a Delaware limited partnership ("Borrower"), hereby confirm and agree as follows:

                                   ARTICLE I
                                   ---------

                                  INTRODUCTION
                                  ------------

               1.1 Borrower desires to obtain a revolving line of credit from Lender, the proceeds of which shall be used for working capital purposes.

               1.2 Lender is willing to extend to Borrower a revolving line of credit for the purposes stated in the preceding paragraph upon the terms and conditions set forth herein.

                                   ARTICLE II
                                   ----------

                                  DEFINITIONS
                                  -----------

          Except where the context clearly requires a different interpretation, all capitalized terms used in this Agreement shall have the meanings assigned to them above, immediately below, or elsewhere herein.

               2.1 "Advance" shall mean the monies or funds advanced from time to time by Lender to Borrower in accordance with the terms and conditions of this Agreement.

               2.2 "Advance Date" shall mean each date on which an Advance is made.

               2.3 "Affiliate": any person or entity directly or indirectly Controlling, Controlled by or under common Control with the person or entity to whom the definition is applied, including blood relatives or spouse of the person to whom the definition applies, if such person is a natural person.

               2.4 "Agreement" shall mean this Loan and Security Agreement, as from time to time modified, extended, renewed, replaced or restated.

               2.5 "Applicable Usury Law" shall mean the usury law applicable pursuant to the terms of Article XI, paragraph 11.11 hereof or such other usury law which is applicable if the law chosen by the parties is not applicable.
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          2.6  "Assignments" shall mean written Assignments, in such form as
Lender shall prescribe, of specific Instruments and/or Purchaser Mortgages and the proceeds thereof delivered to Lender concurrently with each Advance under the terms of which Borrower transfers and assigns with full recourse all of Borrower's right, title and interest in and to the Instrument and/or Purchaser Mortgage, free and clear of all claims, demands, liens and encumbrances of third parties, as collateral security for the Loan.

          2.7 "Borrower" shall mean Cypress Pointe Resorts, L.P., a Delaware limited partnership.

          2.8 "Borrowing Base" shall mean an amount equal to the lesser of (i) 85% of the unpaid principal balance payable under the Eligible Instruments or
(ii) 85% of the then present value assigned to the unmatured installments of principal and interest payable under the Eligible Instruments discounted at Lender's Prevailing Discount Rate.

          2.9 "Borrowing Term" shall mean the period of time during which Lender is committed to make Advances under this Agreement, which commitment shall terminate on the earlier of (i) the date which occurs twelve (12) months after the date of the first Advance or (ii) March 30, 1993.

          2.10 "Business Day" shall mean a calendar day other than a Saturday, Sunday or legal holiday.

          2.11 "Collection Agent" shall mean the entity designated as Collection Agent in the Servicing and Collection Agreement, or, should such entity cease to act as Collection Agent under the Servicing and Collection Agreement, such other entity as Lender may appoint.

          2.12 "Construction Loan" shall mean the loan made pursuant to the Construction Loan Agreement.

          2.13 "Construction Loan Agreement" shall mean that certain Construction Loan Agreement of even date herewith, pursuant to which Lender has agreed, subject to the terms and provisions thereof, to make a $5,250,000 construction loan to Borrower, in a principal amount not at any time exceeding $3,500,000, the proceeds of which are to be used to construct the Project.

          2.14 "Construction Loan Documents" shall have the meaning set forth in the Construction Loan Agreement.

          2.15 "Construction Mortgage" shall mean the Mortgage, Assignment of Rents and Proceeds and Security Agreement delivered by Borrower pursuant to the Construction Loan Agreement.

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          2.16 "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of another person or entity by any means.

          2.17 "Documents" shall mean this Agreement, the Note, the Guarantee, the Assignments, the Servicing and Collection Agreement, the Subordination Agreement, and each and every other document, instrument or writing executed or delivered by Borrower to Lender in connection with the Loan.

          2.18 "Eligible Instruments" shall mean the Instruments, each in substantially the form of Exhibit "A" hereto, entered into by and between
                          ----------
Borrower and those Persons who purchase a Time-Share Interest (at least 90% of whom shall be United States or Canadian residents), which Eligible Instruments shall conform to the criteria and standards set forth on Exhibit "B" hereto;
                                                         -----------
provided, however, that an Instrument shall cease to be an Eligible Instrument if (i) any installment payable thereunder becomes more than 59 days past due and the Instrument under which such installment is payable is not replaced within ninety (90) days following the due date of such installment or (ii) the contract fails to continue to conform to the criteria and standards of Exhibit "B".

          2.19 "Event of Default" has the meaning set forth in Article IX hereof.

          2.20 "Force Majeure" has the meaning set forth in Paragraph 9.2 of the Construction Loan Agreement.

          2.21 "Guarantee(s)" shall mean a written Guarantee & Subordination Agreement, in such form as Lender shall prescribe, executed and delivered by a Person (or Persons) to Lender, under the terms and conditions of which such Person (or Persons), as Guarantor(s), shall individually and/or jointly and severally guarantee Borrower's Performance of all of its Obligations under the Documents and the Environmental Certificate (as defined in Article VI) and shall agree to subordinate any indebtedness owed by Borrower to Guarantor(s) to the Obligations owed by Borrower to Lender.

          2.22 "Guarantor(s)" shall mean individually, a Person, and collectively each and every Person, who executes and delivers to Lender a Guarantee pursuant to the terms and conditions of this Agreement. The Guarantors of this Loan are: Argosy Group, Inc., a Georgia corporation, and Argosy Canyon Investments, L.P., a Delaware limited partnership.

          2.23 "Impositions" shall mean any and all taxes (other than any tax measured by net income payable by Lender to any state or political subdivision thereof or to the U.S. under Section 11 or 1201 of the Internal Revenue Code, as amended), in consequence of the receipt of payments provided for herein, license fees, assessments, charges, fines, penalties, property, privilege, excise, real estate or other taxes currently or hereafter levied or imposed by any state, local or federal authority upon or in connection with or measured by the Documents or the Receivables Collateral.

          2.24 "Instrument" shall mean a promissory note which has arisen out of the sale of a Time-Share Interest by Borrower to a Purchaser, which note is secured by a Purchaser Mortgage.

          2.25 "Loan" shall mean the line of credit loan extended by Lender to Borrower in accordance with the terms of this Agreement in a principal amount not to exceed at any time outstanding the sum of Ten Million Dollars ($10,000,000.00).

          2.26 "Lot Number 5" shall mean Lot 5, The Vinings at Cypress Pointe, according to the plat thereof, recorded at Plat Book 23, pages 143 - 145, Public Records of Orange County, Florida, commonly known as the Blue Tree Resort.

          2.27 "Maturity Date" shall mean that date which shall occur seven (7) years after the date on which the last Advance is made under the terms of this Agreement.

          2.28 "Maximum Loan Amount" shall mean the sum of $10,000,000.00.

          2.29 "Note" shall mean the Promissory Note, in the amount of the Loan, to be made and delivered by Borrower to Lender pursuant to Article V, paragraph
5.2 hereof in the form of Exhibit "C" hereto (with all blanks appropriately
                          -----------
filled in and dated as of the date the Loan is closed).

          2.30 "Obligations" shall mean each and every obligation, duty, covenant, undertaking and conditions which Borrower is required or has agreed to perform under the Documents and under the Construction Loan Documents, and each and every other obligation of Borrower now or hereafter owing to Lender.

          2.31 "Opening Prepayment Date" shall mean the date which occurs twenty-four (24) months after the last Advance hereunder.

          2.32 "Overdue Rate" shall have the same meaning as set forth in the Note.

          2.33 "Perform, Performed or Performance" shall mean the timely, faithful and complete payment and performance of all Obligations by Borrower.

          2.34 "Permitted Encumbrances" shall mean each and every restriction, reservation and easement of record and liens for taxes and assessments securing amounts not yet due and payable, which individually and in the aggregate do not render unmarketable the title to the property which they encumber, or liens being contested in good faith by proceedings diligently contested, or any lien against property to secure payment of all or a portion of the purchase price of such property, and any encumbrance, lien or security interest described in Exhibit "D" hereto.
-----------

          2.35 "Person" shall mean any adult individual, partnership, corporation or other form of business entity whatsoever.

          2.36 "Present Value" shall mean with respect to any Eligible Instrument the present value of the unmatured and unpaid installments of principal and interest due thereunder, calculated using a discount rate equal to the Prevailing Discount Rate applicable to said Eligible Instrument as provided herein.

          2.37 "Prevailing Discount Rate" shall mean Lender's prevailing discount rate at the time each Advance is made, which rate shall be Prime Rate plus 2% but in no event less than 13%.

          2.38 "Prime Rate" shall mean the rate of interest publicly announced from time to time by Citibank, N.A., New York, New York as its base rate of interest charged to its most creditworthy commercial borrowers notwithstanding the fact that some such borrowers may borrow at lower rates. The initial Prime Rate shall be the rate in effect as of the first Business Day of the month of the initial Advance and, subsequently, the Prime Rate shall be redetermined as of the first Business Day of each month.

          2.39 "Project" shall mean the time-share condominium project known as Cypress Pointe Resort, to be constructed by Borrower in Orlando, Florida, comprised of 48 timeshare units.

          2.40 "Purchaser" shall mean a Person who purchases a Time-Share Interest in the Project from Borrower.

          2.41 "Purchaser Mortgage" shall mean the purchase money mortgage given to secure an Instrument.

          24.2 "Real Property" shall mean Lot 2, The Vinings at Cypress Pointe, according to the plat thereof, recorded at Plat Book 23, pages 143-145, Public Records of Orange County, Florida.

          2.43 "Receivables Collateral" shall mean (i) all of the Instruments which Borrower now or hereafter assigns, transfers, endorses or delivers to Lender in consideration for an Advance made by Lender pursuant to the terms of this Agreement and as collateral security for the Obligation; (ii) all Purchaser Mortgages, purchase contracts, purchase agreements, guarantees and other documents or instruments evidencing or securing the obligations of the Purchasers and/or any other person primarily or secondarily liable on the Instruments; (iii) all policies of insurance related to the Instruments or delivered in connection with the Instruments; (iv) all rights under escrow agreements relating to the Instruments and all impound and/or reserve accounts related to the Instruments (excluding, however, any escrows set aside for improvements to the Project); (v) all licenses, contracts, management contracts or agreements, franchise agreements, permits, subordination or certificates now or hereafter required or used in connection with the ownership, operation or maintenance of the Project; (vi) all files, books and records pertaining to any of the foregoing; and (vii) cash and non-cash proceeds from all of the foregoing, including, without limitation, all goods, instruments. documents, general intangibles, chattel paper and accounts wherever located, which have been acquired with cash proceeds from any of the foregoing and the proceeds thereof.

          2.44 "Residual Collateral" shall mean all of Borrower's right, title and interest in and to any and all proceeds remaining following the foreclosure or other realization by or on behalf of Lender of Lender's lien or security interest in the Real Property and improvements thereon.

          2.45 "Security Interest" shall mean a direct and exclusive first security interest which has been perfected under the Uniform Commercial Code of the state(s) in which any such security interest must be perfected; provided that with respect to any portion of the Receivables Collateral not covered by the Uniform Commercial Code, it shall mean a direct and exclusive first lien on such property which has been perfected in the manner provided by law.

          2.46 "Servicing Agent" shall mean the entity designated as Servicing Agent in the Servicing and Collection Agreement, or, should such entity cease to act as Servicing Agent under the Servicing and Collection Agreement, such other entity as Lender may appoint.

          2.47 "Servicing and Collection Agreement" shall mean the Servicing and Collection Agreement, in such form as Lender shall prescribe, to be made among Borrower, Lender, and the Servicing and Collection Agents pursuant to Article V, paragraph 5.2 hereof, as from time to time modified, replaced or restated.

          2.48 "TCR Encumbrance" shall mean that certain Mortgage and Security Agreement bearing the date November 14, 1991 by Borrower in favor of TCR Orlando III Limited Partnership, in the principal amount of $260,000.

          2.49 "Subordination Agreement" shall mean an agreement, in such form as Lender shall prescribe, delivered to Lender pursuant to paragraph 5.2(v) hereof, as from time to time modified, replaced or restated.

          2.50 "Term" shall mean the duration of this Agreement commencing as of the year and day first above written and terminating on the date Borrower has Performed all of its Obligations under the Documents.

          2.51 "Time-Share Interest" shall mean the rights sold to a Purchaser to the exclusive use of a Unit in the Project and the Project common areas for a one (1) week period each year.

          2.52 "Unit" shall mean a condominium unit in the Project as shown on the recorded condominium plat therefor.

                                  ARTICLE III
                                  -----------
                                   THE LOAN
                                   --------

          3.1 Lender hereby agrees that the Loan will be disbursed to Borrower, from time to time, in periodic Advances, but in no event after the Borrowing Term has expired, in amounts determined by subtracting from the Borrowing Base the unpaid principal balance outstanding under the Loan at the time of each Advance; provided that at no time shall the unpaid principal balance of the Loan exceed the Maximum Loan Amount.

          3.2 Advances shall not be made more frequently than once per month, and each Advance shall be in an amount of not less than One Hundred Thousand Dollars ($100,000.00).

          3.3 The Loan is a revolving line of credit under the terms of which Borrower, during the Borrowing Term, shall have the right to obtain Advances, repay Advances, and obtain additional Advances so long as no Event of Default has occurred and is continuing.

          3.4 All Advances made pursuant to this Agreement shall be deemed to be a single Loan.

          3.5 No Advances will be made after the Borrowing Term has expired unless Lender, in its sole discretion, shall agree in writing to make such Advances.

          3.6 Borrower shall use the proceeds of the Loan for working capital purposes and to repay in full, the Construction Loan.

                                  ARTICLE IV
                                  ----------

                            SECURITY FOR THE LOAN
                            ---------------------

          4.1 As security for Borrower's payment and Performance of all Obligations owed to Lender, other than those arising out of the Environmental Certificate with Representations, Covenants and Warranties delivered in connection with the Construction Loan Agreement, Borrower hereby grants to Lender a first and exclusive Security Interest in and to (i) the Receivables Collateral assigned, transferred, endorsed or delivered to Lender under this Agreement and (ii) the Residual Collateral. Lender's Security Interest in such Receivables Collateral and the Residual Collateral shall be absolute, continuing and applicable to all existing and future Advances and shall secure the repayment of the Loan, the Construction Loan and the Performance of all Obligations throughout the Term of the Loan. At the time each Advance is made hereunder, Borrower shall deliver to Lender (i) an executed Assignment against which an Advance is requested; (ii) the original of each Instrument; and (iii) other documents which comprise such Eligible Instruments.

          4.2 If an Eligible Instrument which comprises a part of the Receivables Collateral shall cease to qualify as an Eligible Instrument, Borrower shall, within 30 days thereafter, pay to Lender an amount equal to that portion of the Loan, together with interest, costs, and expenses, if any, attributable to such ineligible Instrument or shall replace such ineligible Instrument with another Eligible Instrument having a value of not less than that portion of the Loan together with interest, costs, and expenses, if any, attributable to the Eligible Instrument being replaced. No prepayment premium shall be payable with respect to the payment to be made by Borrower pursuant to the previous sentence as long as Borrower did not cause the Instrument to cease qualifying as an Eligible Instrument. Concurrently with the delivery of the replacement Eligible Instrument to Lender, Borrower shall deliver to Lender all pertinent items (except for a "Request for Advance and Certification") which Borrower is required to deliver to Lender in connection with an Advance pursuant to Article V hereof, together with a Borrower's Certificate in form and substance identical to Exhibit "E" hereto. Upon substitution of the replacement
                       -----------
Eligible Instrument for the ineligible Instrument, Lender will terminate its Security Interest in and reassign and endorse to Borrower, without recourse or warranty of any kind, the replaced ineligible Instrument, together with the Purchaser Mortgage securing the same, provided that no Event of Default, and no act or event which after the giving of notice or the lapse of time (or both) would constitute an Event of Default, has occurred and is continuing.

          4.3 Reserved.
              --------

          4.4 Borrower shall, at its expense, deliver to Lender, at the time of delivery of the Assignment, a policy or policies of title insurance insuring Lender's interest in the Purchaser Mortgage which is the subject of the Assignment. Such policy or policies shall be in the amount of the Advances made against or, in the case of substitutions, a portion of the Loan attributable to the Instruments secured by the insured Purchaser Mortgages and shall be issued by a title insurer and be in form and substance satisfactory to Lender in its sole discretion. The title insurance policies must reflect that the Purchaser Mortgages constitute valid liens against the real property to which they pertain subject only to the Permitted Encumbrances.

          4.5 Borrower shall deliver or cause to be delivered to Lender, and thereafter shall maintain in full force and effect according to the terms thereof, Guarantees duly executed by the Guarantors identified in paragraph 2.17 hereof.

          4.3 Reserved.
              --------
                                   ARTICLE V
                                   ---------

                                   ADVANCES
                                   --------
          5.1 Lender shall have no obligation to make any Advance hereunder until all conditions precedent set forth in the following paragraphs and elsewhere in this

Agreement have been satisfied, at Borrower's sole expense, as determined by Lender in its reasonable discretion.

          5.2 Borrower shall have delivered to Lender the following Documents, duly executed in form and substance satisfactory to Lender (and, when required, in recordable form):

               (i)   This Agreement;

               (ii)  The Note;

               (iii) The Construction Loan Documents;

               (iv) The Guarantees referred to in paragraph 2.16 hereof from the Guarantors identified in paragraph 2.17 hereof;

               (v) All documents required to effectuate the purposes of paragraph 8.12 hereof;

               (vi)  The Servicing and Collection Agreement;

               (vii) UCC Financing Statements for filing and recording, if appropriate, as necessary to perfect Lender's Security Interest in the Receivables Collateral and all other security for the Performance of Borrower's Obligations which is subject to Article 9 of the Uniform Commercial Code;

               (viii)A favorable opinion from Borrower's independent counsel as to such matters as Lender may reasonably require; and

               (ix) A favorable opinion from each Guarantor's independent counsel as to such matters as Lender may reasonably require.

          5.3 Not less than five days before the date on which the initial Advance is to be made, Borrower shall deliver or cause to be delivered to Lender the following additional items:

               (i) With respect to Borrower and each Guarantor or Person which is a corporation or a general or limited partnership, certified copies of their articles, certificates and agreements of general or limited partnership or their articles of incorporation and by-laws (and all amendments thereto), together with evidence that Borrower and each such Guarantor or Person is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which they are organized, and in each and every other jurisdiction where the nature of their respective businesses require them to be so qualified;

               (ii) With respect to Borrower and each Guarantor or Person which is a corporation or a general or limited partnership, a copy of the resolutions certified to be true and complete by the corporate secretary or all of the general partners (as the case may be), authorizing the execution, delivery and performance of the Documents, and evidencing the authority of all Persons executing the Documents on behalf of Borrower, the Guarantor, and such other Persons, and if Borrower, Guarantor or such Persons are operating under a fictitious name, a copy of the recorded certificate of fictitious name;

               (iii) A condominium map of the Project or other surveys and certifications by surveyors or engineers acceptable to Lender, showing the dimensions of the Units within the Project, access thereto, street lines, easements and other details, together with other evidence satisfactory to Lender that the Project complies with all applicable laws, rules and regulations and public and private restrictions affecting the use of the Project;

               (iv) A copy of the registrations/consents to sell and the final subdivision public reports/public offering statements/prospectuses and/or approvals thereof required to be issued by or used in the State of Florida and other jurisdictions where Time-Share Interests are or have been offered or sold, together with all other approvals from regulatory agencies having jurisdiction over the Project;

               (v) If the Project has not been registered under such act, an opinion from Borrower's counsel that the Project does not fall within the purview of the Interstate Land Sales Full Disclosure Act;

               (vi) A copy of the purchase contract, deed, note, mortgage/deed of trust and other documents in existence, including, without limitation, any covenants running with the land comprising the Project, as well as any covenants enforceable as equitable servitudes, the Project management agreement and advertising materials, which have been or are being used by Borrower in connection with the Project or the sale of Time-Share Interests therein;

               (vii) Copies of the insurance policies required pursuant to paragraph 8.9 hereof;

               (viii)Evidence that the Project is not located within a "special flood hazard" area as such term is used in the National Flood Insurance Act of 1968, as amended and supplemented by the Flood Disaster Protection Act of 1973, and in regulations, interpretations and rulings thereunder;

               (ix)  The items described in Exhibit "F" hereto;
                                            ----------

                      (x) Such other items as Lender requests which are reasonably necessary to evaluate whether the request for the Advance satisfied the requirements set forth herein;

                      (xi) Satisfactory judgment, UCC, litigation, tax lien credit searches for Borrower, each Guarantor, Herb Alfree, Jody Gessow and Robert & Brown Company,

                      (xii) Satisfactory credit reports and personal credit references for Jody Gessow and Herb Alfree;

                      (xiii) Copies of the forms of Instrument and Purchaser
            Mortgage.

                 5.4 No material adverse change shall have occurred in the Project or Borrower's or any Guarantor's business or financial condition since the date of the latest financial and operating statements given to Lender by or on behalf of Borrower or any Guarantor. Lender shall be satisfied (in Lender's sole and absolute discretion) with the results of (i) Lender's physical inspection of the Project and (ii) an environmental survey of the Project and, if deemed necessary by Lender, a level one environmental assessment of the Project to be obtained at Borrower's expense.

                 5.5 There shall have been no material adverse change in the warranties and representations made by Borrower or any Guarantor in the Documents.

                 5.6 Neither an Event of Default nor an act or event which after notice or lapse of time would constitute an Event of Default shall have occurred and be continuing.

                 5.7 The interest rate applicable to the Advance (before giving effect to any savings clause) will not exceed the maximum contract rate permitted by the Applicable Usury Law.

                 5.8 Borrower has paid to Lender all of the Commitment Fee for the Loan required to be paid pursuant to paragraph 8.16 hereof.

                 5.9 The Construction Loan shall have closed on or before February 13, 1992 and Borrower (i) shall have satisfied, on or before March 15, 1991 (subject to delays due to acts of Force Majeure), all of the conditions precedent to the making of the first Subsequent Advance (as defined in the Construction Loan Agreement) and (ii) shall have drawn the first Subsequent Advance on or before July 1, 1992 (subject to delays due to acts of Force Majeure).

          5.10 At Lender's request, the Construction Mortgage shall be amended to secure all of Borrower's obligations under the Documents, in the same priority as the first advance under the Construction Loan Agreement and Borrower shall have provided to Lender, at Borrower's sole cost and expense, a title insurance policy, acceptable to Lender, insuring Lender as to such priority.

          5.11 Lender shall have no obligation to make any Advance until the conditions specified in paragraphs 5.1 through 5.10 inclusive herein have been satisfied as determined by Lender in its reasonable discretion. Without limiting the generality of the foregoing, in the event the conditions specified in
Section 5.9 hereof have not been satisfied as determined by Lender in its reasonable discretion, on or before the dates set forth therein, Lender shall have no further obligation to make the Loan or the Construction Loan and the entire Commitment Fee (as defined in Paragraph 8.16) shall nevertheless be deemed earned by Lender in consideration for Lender's issuing of the Commitment (as defined in Paragraph 8.16) and holding itself ready and willing to make the Loan upon the terms and conditions set forth herein. Payment of the Commitment Fee is in addition to Borrower's obligation under Paragraph 8.16.

          5.12 Advances shall be requested in writing on the Request for Advance and Certification, in the form of the attached Exhibit "F-1" executed by
                                               -------------
Borrower (or, if Borrower is a corporation or partnership, by those officers or general partners, as the case may be, or agents of Borrower named in authorizing resolutions of Borrower from time to time delivered to Lender and which are in form and substance satisfactory to Lender).

          5.13 Advances may be disbursed by checks, drafts or wire transfer payable to Borrower; or, at the option of Lender after Borrower's written request, to third parties, either severally or jointly with Borrower, for the credit or benefit of Borrower. If Advances are made by wire transfer, Borrower shall pay to Lender, Lender's usual and customary fee for wiring such funds. Lender can withhold such fee from the Advance so made.

          5.14 Although Lender shall have no obligation to make an Advance unless and until all conditions thereto set forth herein have been satisfied, Lender may, at its sole discretion, make Advances before that time without waiving or releasing any of the Obligations, but Borrower shall continue to be required to strictly Perform all such Obligations.

          5.15 The proceeds of the Loan are to be used, in part, to pay and satisfy in full the Construction Loan and all amounts due and owing to Lender under the Construction Loan Documents. Therefore, Lender shall have the right to disburse any Advance directly to Lender in payment or satisfaction of any amounts then due to Lender under the Construction Loan Documents.

                                  ARTICLE VI
                                  -----------

                                   RESERVED
                                   --------

                                 ARTICLE VII
                                 -----------

                    NOTE: MAINTENANCE OF BORROWING BASE;
                    ------------------------------------
                     PAYMENTS: SERVICING AND COLLECTION
                     ----------------------------------


          7.1 The Loan shall be evidenced by the Note and shall be repaid in immediately available funds according to the terms thereof and such provisions of this Agreement as are applicable.

          7.2 If for any reason the aggregate principal amount of the Loan outstanding as of the last Business Day of any month shall exceed the then Borrowing Base, Borrower, upon demand, shall immediately make to Lender a principal payment in an amount equal to such excess plus accrued and unpaid interest thereon.

          7.3 Borrower is not entitled to prepay, in whole or in part, the Loan until the Opening Prepayment Date. Thereafter, if (i) neither an Event of Default nor an act or event that, with notice or lapse of time (or both) would constitute an Event of Default, has occurred and is continuing; (ii) Borrower has paid all sums due and payable to Lender in connection with the Loan, and
(iii) Borrower has given Lender at least 30 days prior written notice of the prepayment and has paid to Lender at the time of prepayment a prepayment premium equal to a percentage, as set forth below, of the then principal balance of the Loan, then Borrower shall have the option to prepay the Loan in full, but not in part, on any date an installment is due on the Note:

                    Period                                 Premium
                    ------                                 -------
                    Through the Second Anniversary         Closed to Prepayment
                    Date of the last Advance

                    After the Second Anniversary Date      4%
                    and through the Fourth Anniversary
                    Date of the last Advance

                    After the Fourth Anniversary Date      3%
                    and through the Sixth Anniversary
                    Date of the last Advance

                    After the Sixth Anniversary Date       2%
                    and through the period ending 30 days
                    prior to the Seventh Anniversary Date
                    of the last Advance

                    Within 30 days prior to the Seventh    0%
                    Anniversary Date of the last Advance

          If there should occur an acceleration of maturity following an Event of Default and such occurrence results in prepayment of the Loan, a prepayment premium will be required in the amount specified above; or if occurring prior to the Opening Prepayment Date, Borrower shall pay to Lender with the prepayment a prepayment premium equal to 5% the then principal balance of the Loan being prepaid. A Purchaser shall be permitted to prepay the amount owed on its Instrument without penalty. If there should occur a casualty to or condemnation of the Project and such occurrence results in a prepayment of the Loan, no prepayment premium shall be payable in connection with such prepayment.

          7.4 (a) Collection Agent, as agent for Lender, shall collect payments on the Eligible Instruments used in making Borrowing Base computations or otherwise constituting part of the Receivables Collateral and shall remit them to Lender on the last Business Day of each and every month according to the terms of the Servicing and Collection Agreement; and Borrower shall immediately forward all such payments received by it to Collection Agent for Lender. However, the Obligation to make, or any requirement that Lender receives, payments called for in the Documents shall not be deemed satisfied until Lender actually receives such payments from Collection Agent. For the purpose of determining the adequacy of such payments, Borrower will cause Servicing Agent to furnish to Lender at Borrower's sole cost and expense, no later than the tenth day of each month commencing with the first full calendar month following the first Advance, a report meeting the following requirements: (i) shows as of the end of the prior month with respect to each Eligible Instrument which is used in making Borrowing Base computations or otherwise constitutes part of the Receivables Collateral (A) all payments received during the prior month on the Eligible Instrument, allocated as between principal, interest, late charges, taxes, and the like, (B) the opening and closing balances during the prior month on each such Eligible Instrument, (C) present value of the cash flow (if required by Lender) and (D) extensions, refinances, prepayments, and other similar adjustments; and (ii) itemizes the Eligible Instrument which are used in making Borrowing Base computations or otherwise constitute part of the Receivables Collateral to show delinquencies of 30, 60, 90 and in excess of 90 days. On the basis of such reports, Lender will compute the amount, if any, which was due and payable by Borrower on the last day of the preceding month and will notify Borrower as soon as possible of any amount due. If such reports are not timely received, Lender may estimate the amount which was due and payable; and, in such event, Borrower shall pay upon demand the amount estimated by Lender to be due and payable. If payment is made on the basis of Lender's estimate, and reports required by this paragraph are thereafter received by Lender, the estimated payment amount shall be adjusted by an additional payment or a refund to the correct amount, as the reports may indicate; such additional amount to be paid by Borrower upon demand and such refund to be made by Lender within five Business Days after receipt by Lender of a written request therefor by Borrower. In addition, at each calendar quarter, Borrower shall deliver to Lender a current list of the names addresses and phone numbers of the Purchasers related to Eligible Instruments.

          (b) Lender, subject to any restriction contained in the Servicing and Collection Agreement, any at any time and from time to time in its discretion substitute a successor or successors to any Servicing or Collection Agent acting under the Servicing and Collection Agreement if the Servicing or Collection Agent is not satisfactorily performing its obligations thereunder.

          7.5 Subject to Lender's rights upon the occurrence of an Event of Default, all proceeds from the Receivables Collateral (except payments which are identified by Purchasers as tax or maintenance and other assessment payments and are required to be so treated by Borrower) during the Term hereof shall be applied first to the payment of all costs, fees and expenses required by the Documents to be paid by Borrower, second to accrued and unpaid interest due on the Note, third to the unpaid principal balance of the Note, and then to the other Obligations in such order and manner as Lender may determine. Unless and until all such Obligations have been Performed, Borrower shall have no right to any portion of the proceeds of the Receivables Collateral.

          7.6 Whether or not the proceeds from the Receivables Collateral shall be sufficient for that purpose, Borrower shall pay when due all payments required to be made pursuant to the Note and other Documents; and any and all amounts payable by Borrower under the Note and other Documents shall be paid without notice (except as otherwise expressly provided therein), demand, counterclaim, set-off, deduction, recoupment or defense, and without abatement, suspension, deferment, diminution or proration by reason of any circumstance or occurrence whatsoever, Borrower's Obligation to make such payments being absolute and unconditional.

          7.7 All payments to be made by Borrower under the Documents shall be free of expense to Lender with respect to the amount of any Impositions, all of which Impositions Borrower assumes and shall pay on demand in addition to the other payments provided for in the Documents to be made by it. Borrower's Obligation to pay Impositions shall likewise include the Obligation to pay any increase to Lender in federal, state, or local income tax as a result of inclusion in income of Lender of any amount required by this paragraph to be paid to or for Lender.

                                 ARTICLE VIII
                                 ------------

                    BORROWER'S ADDITIONAL REPRESENTATIONS.
                    --------------------------------------
                           WARRANTIES AND COVENANTS
                           ------------------------

          8.1 (a) Borrower is, and will continue to be during the Term hereof, a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and is, and will continue to be during the Term hereof, qualified to do business and in good standing in each jurisdiction in which it is selling Time-Share

Interests or where the location or nature of its properties or business makes such qualification necessary (except where failure to do so would not adversely affect Lender's ability to realize upon the Receivables Collateral or any other security for the Performance of the Obligations or materially adversely affect the business or financial condition of Borrower or the ability of Borrower to complete Performance of the Obligations). Borrower has, and will continue to have, powers adequate for making and Performing under the Documents, for undertaking and Performing the Obligations, and for carrying on its business and owning its property. Argosy Group, Inc. ("Argosy Group") is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. Argosy Canyon Investments, L.P. ("Argosy Canyon") is a limited partnership duly organized, validly existing and in good standing under the laws of the State of California. Argosy Group is, and will continue during the Term hereof, qualified to do business and in good standing in each jurisdiction where Borrower is selling Time-Share Interests or where the location or nature of the properties or business of Argosy Group make such qualification necessary (except where failure to do so would not adversely affect Lender's ability to realize upon the Receivables Collateral or any other security for the Performance of the Obligations or materially adversely affect the business or financial condition of Borrower or the ability of Borrower to complete Performance of the Obligations). The sole general partner of Argosy Canyon is CanPartners Incorporated, a California corporation. The sole limited partners of Argosy Canyon are CanPartners Investment Partners II, L.P., a California limited partnership, and Argosy Investments, Inc., a Georgia corporation.

               (b) Borrower has good right and power to grant the Security Interest in the Receivables Collateral and to execute and deliver this Agreement and the other Documents and to Perform the Obligations. All action necessary and required by Borrower's organization documents and all applicable laws for the obtaining of the Loan and for the execution and delivery of this Agreement and all other Documents executed and delivered in connection with the Loan has been duly and effectively taken; and, to the best of Borrower's knowledge, this Agreement is and shall be, and all other Documents are and shall be, legal, valid, binding and enforceable against Borrower in accordance with their respective terms, other than as such enforceability may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or similar laws relating to or affecting the rights of creditors generally or general principles of equity (except to the extent that such laws, rights, remedies or principles are waivable by Borrower and have been waived in the Documents). To the best of Borrower's knowledge, the Documents do not violate the Applicable Usury Law or any other usury law known to Borrower. The execution, delivery and Performance of the provisions of this Agreement and all the other Documents will not violate, constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of Borrower pursuant to any provision of: any law, regulation, judgment, decree, order, franchise or permit applicable to Borrower; Borrower's charter documents; or any contract or other agreement or instrument to which Borrower is a party or by which Borrower or Borrower's properties or assets are bound. No consent of any government or agency thereof, or any other person, firm or entity not a party hereto, is or will be required as a condition to the execution, delivery, Performance or enforceability of the Documents.

          8.2 (a) There is no action, litigation or other proceeding pending (or, to Borrower's knowledge, threatened) before any arbitration tribunal, court, governmental agency or administrative body against Borrower which, if adversely determined, might adversely affect Lender's ability to realize upon the Receivables Collateral or any other security for the Performance of the Obligations, or materially adversely affect the Project, the business or financial condition of Borrower, or the ability of Borrower to complete Performance of the Obligations; or which questions the validity of the Documents.

              (b) If Borrower or a Guarantor becomes a party to any action, litigation or other proceeding which asserts a material claim against Borrower or a Guarantor, or Borrower becomes the subject of an investigation by a governmental agency or administrative body with respect to the Project, then Borrower shall within 10 days after it obtains knowledge thereof notify Lender of such action, litigation, proceeding or investigation and the particulars thereof. Thereafter, if requested by Lender, Borrower shall report to Lender with respect to the status of such matter and the particulars thereof.

          8.3 (a) Except as set forth in Exhibit "G" hereto, Borrower has sold
                                         -----------
or has offered for sale Time-Share Interests which generate Eligible Instruments only in the State of Florida and all sales have been made at the Project or in the private residences of potential Purchasers. Before it sells or offers for sale Time-Share Interests outside the State of Florida and those listed in Exhibit "G" hereto, Borrower shall promptly notify Lender and provide Lender
-----------
with evidence that Borrower has complied with all laws of such jurisdiction governing the proposed conduct of Borrower.

              (b) Except for violations which do not individually or in the aggregate affect Lender's ability to realize upon the Receivables Collateral or any other security for the Performance of the Obligations or do not materially adversely affect the business or financial condition of Borrower or the ability of Borrower to complete Performance of the Obligations, Borrower has complied, and will comply, with all laws and regulations of the United States and every state, county and municipal jurisdiction in which Time-Share Interests have been sold or offered for sale.

              (c) Without limiting the generality of any other representation or warranty contained herein, Borrower will not violate any private covenant or restriction or any zoning, use or similar law, ordinance or regulation affecting the use or occupancy of the Project, the violation of which could have a material adverse effect on Lender's ability to realize upon the Receivables Collateral or any other security for the Performance of the Obligations or materially adversely affect the business or financial condition of the Borrower or the ability of Borrower to complete Performance of the Obligations.

          8.4 (a) Each Instrument at the time it is assigned to Lender in connection with the Loan and this Agreement shall be an Eligible Instrument. At the time such Instrument is assigned to Lender, Borrower shall have performed all of its obligations to Purchasers, and there shall be no executory obligations to Purchasers to be Performed by

Borrower. Borrower further warrants and guarantees the value and enforceability of the Receivables Collateral.

              (b) Borrower shall not, without the prior written consent of Lender, cancel or materially modify, or consent to or acquiesce in any material modification to, or solicit the prepayment of, any Eligible Instrument used in making Borrowing Base computations or which otherwise constitutes part of the Receivables Collateral; or waive the timely performance of the obligations of the Purchaser thereunder. Borrower shall not pay or advance directly or indirectly for the account of any Purchaser any sum owing by the Purchaser under any of the Eligible Instruments used in making Borrowing Base computations or which otherwise constitute part of the Receivables Collateral.

              (c) Borrower at all times shall fulfill, and cause its affiliates, agents and independent contractors at all times to fulfill, all obligations to Purchasers under all Eligible Instruments which are used in making Borrowing Base computations or otherwise constitute part of the Receivables Collateral.

              (d) True and complete copies of the Project governing documents, the purchase contract, deed, note, mortgage/deed of trust, the Instruments, advertising materials and other documents and exhibits thereto which have been and are being used by Borrower in connection with the Project and the sale or offering for sale of Time-Share Interests therein have been delivered to Lender. Such documents are the only ones which have been used in connection with the Project and the sale of Time-Share Interests therein. Borrower shall not, without the prior written consent of Lender, cancel or materially modify any such documents, which consent will not be unreasonably withheld. Borrower shall Perform all of its obligations under the Project governing documents.

              (e) All roads and other offsite improvements contained within the Project will have been dedicated to and accepted by the responsible governmental authority or utility prior to the initial Advance. Borrower shall maintain or cause to be maintained in good condition and repair all amenities and common areas which have been promised or represented as being available to Purchasers and all roads and off-site improvements which have not been dedicated to or accepted by the responsible governmental authority or utility.

              (f) Each Purchaser shall automatically be a member of the Project's owners association or associations, if any, and shall be entitled to vote on the affairs thereof (subject, however, to any preferential voting rights in favor of Borrower as permitted under Florida time-share laws). Each such owners association shall be governed by a Board of Directors, which have the authority to fix and levy prorata upon each Purchaser annual assessments to cover the costs of maintaining and operating the Project (including, without limitation, taxes and assessments not levied by the appropriate taxing authority directly against owners of Time-Share Interests) and to establish a reasonable reserve for improvements, the replacement of Items and furnishings, and contingencies. If Borrower controls an owners association, Borrower will while it controls such association:

(i) cause such owners association to (A) discharge timely and completely its obligations under the Project governing documents and maintain the reserve described above; and (ii) pay to such owners association not less often than every twelve months hereafter the difference between (A) the cumulative total amount of the maintenance and operating expenses incurred by such association, together with the amount of any installment of real property taxes currently due and payable with respect to the Project not directly levied against owners of Time-Share Interests, through the end of the calendar month preceding the month in which such payment is made and (B) the cumulative total amount of assessments (less amounts thereof allocated to reserve expenses) payable to the association by Time-Share Interest owners other than Borrower through the end of the calendar month preceding the month in which such payment is made.

              (g) Except as otherwise permitted by the Project governing documents, the Project owners association or the owners of Time-Share Interests in common shall own the furnishings in the Project Units and all the common areas in the Project and other amenities which have been promised or represented as being available to Purchasers, free and clear of liens and security interests, except for the Permitted Encumbrances; and no part of the Project is subject to partition by owners of Time-Share Interests. Borrower will maintain or cause to be maintained in good condition and repair all common areas in the Project and other amenities which have been promised or represented as being available to Purchasers and which are not the responsibility of the Project owners association to maintain and repair. Borrower will maintain a reasonable reserve to assure compliance of the terms of the foregoing sentence.

              (h) The common areas and amenities appurtenant to sold Time-Share Interests, and the streets and other offsite improvements contained within the Project are free and clear of all liens or other encumbrances of third parties, subject to the Permitted Encumbrances. The remaining portions of the common areas and amenities are free and clear of all liens or other encumbrances of third parties, subject to the Permitted Encumbrances and the TCR Encumbrance. Borrower agrees that such common areas, amenities, streets and other offsite improvements will not, during the Term hereof, be encumbered unless the holder of such encumbrance agrees that the Purchasers shall have uninterrupted use of all such areas, amenities, streets and improvements, notwithstanding a foreclosure or other realization of such encumbrance.

          8.5 LENDER DOES NOT ASSUME AND SHALL HAVE NO RESPONSIBILITY, OBLIGATION OR LIABILITY TO PURCHASERS, LENDER'S RELATIONSHIP BEING SOLELY THAT OF A CREDITOR WHO HAS TAKEN, AS SECURITY FOR INDEBTEDNESS OWED TO IT, A COLLATERAL ASSIGNMENT FROM BORROWER OF INSTRUMENTS. EXCEPT AS REQUIRED BY LAW, BORROWER SHALL NOT, AT ANY TIME, USE THE NAME OF OR MAKE REFERENCE TO LENDER WITH RESPECT TO THE PROJECT, THE SALE OF TIME-SHARE INTERESTS OR OTHERWISE, WITHOUT THE EXPRESS WRITTEN CONSENT OF LENDER.

          8.6 Borrower shall undertake the collection of amount delinquent under each Eligible Instrument which is used in making Borrowing Base computations or otherwise constitutes part of the Receivables Collateral, shall bear the entire expense of such collection work, and shall diligently and timely do such work respecting collection, including forfeiture or foreclosure proceedings. Lender shall have no obligation to undertake any collection, eviction or foreclosure action against the obligor under any Eligible Instrument or to otherwise realize upon any Eligible Instrument.

          8.7 Borrower shall maintain in a secure place in its offices at the address specified below proper and accurate books, records, ledgers, correspondence and other papers relating to the Receivables Collateral. Lender may notify the appropriate Purchasers of the existence of Lender's interest as assignee in the Receivables Collateral and request from such Purchasers any information relating to the Receivables Collateral. Borrower shall cooperate with Lender in giving such notice and will do so under its letterhead if requested. Borrower's chief executive office is as set forth on the signature page of this Agreement. Borrower will not change its chief executive office without giving Lender thirty (30) days prior written notice of such contemplated change. Borrower has not operated under any names or fictitious names other than Cypress Pointe Resort during the previous six (6) years. Borrower will not change its name or operate under any fictitious names without first giving Lender thirty (30) days prior written notice.

          8.8 Borrower shall not, without the prior written consent of Lender:
(i) sell, convey, pledge, hypothecate, encumber or otherwise transfer any security for the Performance of the Obligations; or (ii) permit or suffer to exist any liens, security interests or other encumbrances on any security for the Performance of the Obligations, except with respect to either (i) or (ii) for the Permitted Encumbrances and liens and security interests expressly granted to Lender.

          8.9 Borrower shall obtain before funding, and shall maintain during the Term of the Loan, such insurance, written by such insurers, and in such forms and such amounts, as Lender may reasonably require.

          8.10 (a) This Agreement and the other Documents, certificates, financial statements, tax returns (including without limitation, the tax returns of Borrower and Guarantors) and written materials furnished to Lender by or on behalf of Borrower in connection with the transactions contemplated herein do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact known to Borrower which materially adversely affects or in the future may (so far as Borrower can now foresee) materially adversely affect the Receivables Collateral or any other security for the Performance of the Obligations or the business or financial condition of Borrower or the Project which has not been set forth in this Agreement or the other Documents, certificates, financial statements or written materials furnished to Lender in connection with the transactions contemplated herein.

                 (b) The fact that Lender's representatives may have made certain examinations and inspections or received certain information pertaining to the Receivables Collateral or the Project and the proposed operation thereof does not in any way affect or reduce the full scope and protection of the warranties, representations and Obligations contained herein, which have induced Lender to enter into this Agreement.

            8.11 (a) Borrower shall maintain a standard, modern system of accounting and shall keep and maintain all books and records in accordance with generally accepted accounting principles on a consistent basis.

                 (b) On or before the tenth day of each month, Borrower shall furnish or cause to be furnished to Lender (i) the reports of the Servicing Agent and Borrower required pursuant to paragraph 7.4, hereof and (ii) a sales report for the prior month showing the number of sales of Time-Share Interests and the aggregate dollar amount thereof, including down payments.

                 (c) Borrower shall furnish or cause to be furnished to Lender, as soon as the same are available, and in any event within 120 days of each fiscal year and within 60 days of each interim quarterly fiscal period of Borrower, a copy of the current financial statements of Borrower, and within 90 days at the end of each fiscal year and within 60 days of each interim quarterly fiscal period of the subject, current financial statements of each Guarantor and the Project's owners association (the "Association"). Such financial statements shall contain a balance sheet as of the end of the relevant fiscal period and statements of income and cash flows for such fiscal period (together, in each case, with the comparable figures for the corresponding period of the previous fiscal year, if available), all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied throughout the period involved and with prior periods. All annual financial statements of Borrower and the Association required pursuant hereto shall be audited by a certified public accountant, and shall be certified to by said certified public accountant. All annual financial statements of Guarantor shall be compiled by a certified public account. In addition to the foregoing, all financial statements required pursuant hereto shall be certified correct by the individual who is the subject of such statements or, the chief financial officer or general partner, as the case may be, of the subject of such statements. The financial statements of Borrower shall also contain in reasonable detail a statement of income and expenses covering the operation of the Project. Together with such financial statements, Borrower shall deliver to Lender a certificate signed by the chief financial officer or managing general partner, as the case may be, of Borrower stating that, to the best of its knowledge after inquiry, there exists no Event of Default and no condition, event or act, which with notice or lapse of time or both, would become an Event of Default or, if any such Event of Default or any such condition, event or act exists, specifying the nature and period of existence thereof and what action Borrower proposes to take with respect thereto.

                 (d) Borrower shall deliver to Lender from time to time, as available, and promptly upon amendment or effective date, current price lists, sales literature, registrations/consents to sell, final public reports/public offering statements/prospectuses, and other items requested by Lender which relate to the Project.

                 (e) So long as the same shall be pertinent to the Loan, the Project, the documents or any transactions contemplated therein, Borrower shall at its expense (i) permit Lender and its representatives at all reasonable times to inspect, audit and copy, as appropriate, the Project, Borrower's facilities, activities, books of account, logs and records; (ii) cause its employees, agents and accountants to give their full cooperation and assistance in connection with any such visits of inspection or financial conferences; and (iii) make available such further information concerning its business and affairs as Lender may from time to time reasonably request.

                 (f) Borrower shall annually submit to Lender within 45 days after each is available proposed annual maintenance and operating budgets for the Project, certified to be adequate by Borrower and a statement of the annual assessment to be levied upon the Purchasers.

                 (g) Borrower shall cause to be delivered to Lender as soon as available, and in any event no later than forty-five (45) days following its filing with the Internal Revenue Service, the signed income tax returns for each Guarantor for the fiscal year then ended, as filed with the Internal Revenue Service, together with all schedules thereto; provided, that in the event a Guarantor obtains an extension of the date for filing such tax returns, Borrower shall cause to be delivered to Lender a signed copy of such extension within fifteen (15) days following the filing deadline for such return in the absence of such extension.

            8.12 Borrower shall cause any and all indebtedness owed by it to its partners or officers, the Guarantor, or the relatives and affiliates of Borrower or the foregoing, to be subordinated to the Obligations pursuant to subordination agreements satisfactory to Lender in form and substance.

            8.13 Borrower shall not, without Lender's prior written consent: (i) (other than the sale of Time-Share Interests in the ordinary course of Borrower's business or the rental of condominium units in the Project in the ordinary course of Borrower's business) sell, lease, transfer or dispose of its all or substantially all of its assets to another entity; or (ii) dissolve or liquidate, or merge or consolidate with or into any other entity, transfer to any person or entity, the right to control, Borrower, Argosy Group or Argosy Canyon, turn over the management or operation of Borrower, Argosy Group or Argosy Canyon to any other person or entity, or permit any of the foregoing to occur with respect to Borrower, Argosy Group or Argosy Canyon.

            8.14 Borrower is not in default of any payment on account of indebtedness for borrowed money or of any repurchase obligations in connection with a receivables purchase financing, or in violation of or in default under any material term in any agreement, instrument, order, decree or judgment of any court, arbitration or governmental authority to which it is a part or by which it is bound.

            8.15 Borrower has filed all tax returns and paid all taxes, assessments, levies and penalties, if any, in respect thereof required to be filed by it or paid by it to any governmental or quasi-governmental authority. All real estate taxes and assessments have been paid which are due and owing in connection with the common areas and the Project and other amenities which have been promised or represented as being available to Purchasers for use by them. Borrower shall use its best efforts to provide to Lender not more than 30 days after such taxes and assessments would become delinquent if not paid evidence that all taxes and assessments on the Project and common areas have been paid in full.

            8.16 Borrower shall pay to Lender on demand all reasonable out-of-pocket costs and expenses incurred or to be incurred by Lender or its counsel in connection with the initiation, documentation and closing of the Loan, the making of Advances hereunder, the protection of the security for the Performance of the Obligations, or the enforcement of the Obligations against Borrower or any Guarantor (including, without limitation, travel costs, a non-refundable documentation fee of $25,000.00 (which documentation fee shall be credited against Lender's attorneys' fees), all attorneys' fees, any brokerage or similar fees, all filing and recording fees, all charges for consumer credit reports and UCC, tax lien, judgment and litigation searches, all revenue and documentary stamp and intangible taxes, and all fees and expenses of the Servicing and Collection Agents to perform the services contemplated hereunder and under the terms of the Servicing and Collection Agreement). Borrower shall pay to Lender a non-refundable commitment fee (the "Commitment Fee") in the amount of One Hundred Thousand Dollars and NO/100 ($100,000.00), which fee was earned by Lender upon issuance by Lender to Borrower of the Commitment Letter (the "Commitment") in connection with the Loan, dated November 18, 1991, in consideration of Lender holding itself ready, willing and able to make the Loan upon the terms and conditions set forth herein. The Commitment Fee shall be due and payable in full not later than the closing of the Construction Loan or February 15, 1992, whichever occurs first. The payment of the Commitment Fee is in addition to Borrower's obligation to pay a commitment fee under the Construction Loan Agreement. Lender acknowledges the receipt of a $2,500 application fee which has been earned by Lender and shall not be applied against the Commitment Fee. Lender shall act as custodian for purposes of holding Eligible Instruments and Borrower shall pay to Lender on demand, a custodian fee of Ten Dollars ($10.00) for each Eligible Instrument so held by Lender, exclusive of Eligible Instruments that are substituted for ineligible Instruments (provided that such custodian fee was paid in connection with such ineligible Instrument) and exclusive of Instruments that have been cancelled by the Purchaser or the Borrower. Notwithstanding the foregoing, Borrower shall have the right to select an independent custodian to hold Eligible Instruments on Lender's behalf and as Lender's agent, so long as (i) Borrower pays all costs charged by such independent custodian, and (ii) such independent custodian is approved in advance, in writing by Lender.

            8.17 Borrower shall INDEMNIFY, DEFEND AND HOLD HARMLESS, Lender, its successors, assigns and shareholders (including corporate shareholders), and the directors, officers, employees, agents and servants of the foregoing, from any and all losses, costs, expenses (including, without limitation, court costs and attorneys' fees), demands, claims, suits, proceedings (whether civil or criminal), orders, judgments, penalties, fines and other sanctions arising from or brought in connection with (i) the Project, the security for the Performance of the Obligations, Lender's status by virtue of the Assignments, creation of Security Interests, the terms of the Documents or the transactions related hereto, or any act or omission of Borrower or the Servicing and Collection Agents, or the employees or agents of any of them, whether actual or alleged, and (i) any and all brokers' commissions or finders' fees or other costs of similar type, or claims by any broker, agent or other party in connection with this transaction (other than fees claimed owed by a broker, finder, or other party with whom Lender has a specific agreement). On written request by anyone covered by the above agreement of indemnity, Borrower shall undertake, at its own cost and expense, on behalf of such indemnitee, using counsel satisfactory to the indemnitee, the defense of any legal action or proceeding to which the indemnitee shall be a party, provided that such action or proceeding shall result from, or grow or arise out of any of the events set forth in this paragraph.

            8.18 Borrower shall not directly or indirectly invest all or any part of the process of the Loan in any investment security subject to the margin requirements of Regulation G of the Board of Governors of the Federal Reserve System.

            8.19 Borrower shall execute or cause to be executed all Documents and do or cause to be done all acts necessary for Lender to perfect and to continue the perfection of the Security Interest of Lender in the Receivables Collateral or the other security for the Performance of the Obligations or otherwise to effect the intent and purposes of the Documents. Borrower shall prosecute or defend any action involving the priority, validity or enforceability of the Security Interest granted to lender; provided that, at Lender's option, Lender may do so at Borrower's expense.

            8.20 Borrower is fully familiar with all of the terms and conditions of the Documents and is not in default thereunder. No act or event has occurred which after notice and/or lapse of time would constitute such a default or an Event of Default.

            8.21 Reserved
                 --------

            8.22 Borrower hereby covenants and agrees as follows during the Term hereof:

                 (a) As of the end of each fiscal quarter of Borrower, Borrower shall maintain a net worth, calculated in accordance with generally accepted accounting principles, consistently applied ("GAAP"), of at least Four Million Dollars ($4,000,000.00).

                 (b) Expenses associated with the marketing and sale of Time-Share Interests shall not exceed 50% of net sales, determined quarterly. Net sales shall mean gross sales of Time-Share Interests during such quarterly period reduced only by cancellations thereof.

                 (c) As of the end of each fiscal quarter of Borrower, the Borrower shall maintain a ratio of total Indebtedness (exclusive of the Loan) to net worth, calculated in accordance with GAAP, of not more than 2 to 1. Indebtedness shall mean all liabilities, obligations and reserves, contingent or otherwise, which in accordance with GAAP, would be reflected as a liability on a balance sheet or would be required to be disclosed in a financial statement, including, without duplication: (i) all Indebtedness for Borrowed Money, (ii) all obligations secured by any lien, charge or encumbrance on the property of Borrower, and (iii) all guaranties, letters of credit or other contingent obligations. Indebtedness for Borrowed Money shall mean, without duplication, all Indebtedness (i) in respect of money borrowed, (ii) evidenced by a note, debenture or other like written obligation to pay money, (iii) in respect of the rent or hire of property or for the deferred purchase price of property, or (iv) in respect of obligations under conditional sales or other title retention agreements, and all guaranties of any or all of the foregoing.

                 (d) Borrower shall not enter into any leases, as a lessee, the obligations for rental payments under which are required to be capitalized in accordance with GAAP, to the extent that the aggregate annual obligations under all such leases would exceed $150,000 in any fiscal year of Borrower.

                 (e) Upon request by Lender, Borrower shall provide from time to time such information as Lender may reasonably require to determining compliance with the foregoing requirements.

            8.23 Borrower shall not, without Lender's prior written consent: (i) construct additional condominium or timeshare units within or adjacent to the Project (other than to the initial 48 Units) until such time as at least 50% of the Timeshare Interests applicable to the initial 48 Units are sold in bona-fide transactions to parties not affiliated to Borrower; or (ii) sell any time-share intervals from such additional condominium or timeshare units until at least 75% of the Time-Share Interests applicable to the initial 48 Units are sold in bona-fide transactions to parties not affiliated to Borrower.

            8.24 If there occurs a material adverse change in the Project or in the financial condition of Borrower or any Guarantor or in the Receivables Collateral or any other security for the Performance of the Obligations, which change is not enumerated in paragraph 8.22 or 9.1, Borrower will promptly provide Lender with assurance that neither the prospect of Performance of the Obligations nor Lender's security therefore is imperiled. If Borrower fails to provide Lender with assurance satisfactory to Lender in its reasonable discretion, such failure will be considered an Event of Default.

            8.25 As additional consideration to Lender, Borrower shall pay to Lender an incentive fee equal to One Hundred Forty-Six Thousand Eight Hundred Eighty Dollars ($1,46,880.00) with respect to the Time-Share Interests sold by Borrower in the Project. Such incentive fee shall be paid in installments of Five Hundred Dollars ($500.00) per Time-Share Interest sold, plus related reasonable fees and expenses (all as more fully provided in the Mortgage), commencing with all sales occurring after the date upon which the Construction Loan is due and payable in full, and shall continue until the entire incentive fee is paid in full. Notwithstanding anything contained herein to the contrary, the incentive fee is payable in full by Borrower on the first day of the 26th month after the initial advance of the proceeds of the Construction Loan.

            8.26 The Borrower is in compliance in all material respects with all applicable federal, state or local environmental, health and safety statutes and regulations. The Borrower has not filed any notice under any federal or state law indicating past or present treatment, storage or disposal of a hazardous waste or reporting a spill or release of a hazardous or toxic waste, substance or constituent, or other substances into the environment. None of the operations of Borrower are the subject of federal or state litigation or proceedings involving, or any investigation evaluating whether any remedial action involving a material expenditure is needed to respond to, any improper treatment, storage, recycling, disposal or release into the environment of any hazardous or toxic substance, waste or constituent, or other substance. The Borrower does not have any material contingent liability in connection with any improper treatment, storage, recycling, disposal or release into the environment of any hazardous or toxic substance, waste or constituent. None of the operation of Borrower are subject to any judicial or administrative proceeding alleging the violation of any federal, state or local environmental, health or safety statute or regulation. The Borrower does not transport any hazardous wastes, substances or constituents.

            8.27 Provided that Borrower has not then borrowed the Maximum Loan Amount, Borrower shall not, during the Borrowing Term, pledge, assign, or hypothecate any Instruments other than to Lender, without Lender's prior written consent. During the Borrowing Term, Lender shall the right of first negotiation with Borrower in the event Borrower wishes to accept or seek an offer from a third party to loan moneys to Borrower in exchange for a pledge, assignment or hypothecation of any Instruments. In the event Borrower desires to seek or obtain such an offer, Borrower shall first give Lender written notice to that effect and give Lender the opportunity, within 10 Business Days thereafter, to issue a financing proposal to Borrower, before Borrower enters into a binding agreement with such third party with respect to such financing. However, subject to the provisions of the first sentence of this paragraph, Borrower shall have no obligation to accept a proposal from Lender with respect to such financing.

            8.28 All representations and warranties contained in this Agreement are continuing and shall be deemed to be made and reaffirmed prior to the making of each Advance under this Agreement.

            8.29 The representations, warranties and covenants contained in this Agreement shall be applicable to and binding upon Borrower during the Term hereof, notwithstanding the fact that no Advances have yet been made hereunder.

                                  ARTICLE IX
                                  ----------

                                    DEFAULT
                                    -------

            9.1 The occurrence of any of the following events or conditions shall constitute an Event of Default by Borrower under the Documents:

                (a) Lender fails to receive from Borrower when due and payable any amount which Borrower is obligated to pay on the Note or any other payment due under the Documents; and such failure shall continue for seven (7) days, except for the payment of the final installment due at the Maturity Date, for which no grace period is allowed;

                (b) any representation or warranty of Borrower contained in the documents or in any certificate furnished under the Documents proves to be, in any material respect, false or misleading as of the date deemed made;

                (c) there is a default in the Performance of the Obligations set forth in paragraphs 8.8, 8.9, 8.12 or 8.13 hereof or Borrower knowingly violates or suffers or permits the violation of any of the warranties or conditions of the policies of insurance required under paragraph 8.9;

                (d) there is a default in the Performance of the Obligations or a violation of any term, covenant or provision of the Documents (other than a default or violation referred to elsewhere in this paragraph 9.1) and such default or violation continues unremedied (i) for a period of five days after the giving of notice thereof to Borrower in the case of a default or violation which can be cured by the payment of money alone or (ii) in the case of any other default or violation, for a period of (A) thirty (30) days after the giving of notice to Borrower, or (B) (in the event such default is not capable of being cured within such thirty (30) day period) for a period not exceeding sixty (60) days after the giving of such notice provided Borrower is diligently and in good faith pursuing such cure;

                (e) an "Event of Default," as defined elsewhere herein or in any of the other Documents, occurs, or an act or event occurs under any of the Documents, which is not cured within applicable notice or grace periods, whether or not denominated as an Event of Default, which expressly entitles Lender to accelerate any of the Obligations or exercise its other remedies upon the occurrence of an Event of Default hereunder;

                (f) any material default by Borrower under any other agreement evidencing, guaranteeing, or securing borrowed money or a receivables purchase financing has occurred and there has been an acceleration of such indebtedness or repurchase obligations, which accelerated repayment or repurchase obligations are in excess of $100,000 in the aggregate:

                (g) any final, non-appealable judgment or decree for money damages or for a fine or penalty against Borrower which is not paid and discharged or stayed within 30 days thereafter and when aggregated with all other judgment(s) or decree(s) that have remained unpaid and undischarged or not stayed for such period is in excess of $100,000;

                (h) any party holding a lien or security interest in the Receivables Collateral, or any other security for the Performance of the Obligations or a lien on any common areas or other amenities in the Project commences foreclosure or similar sale thereof;

                (i) (i) Borrower or any Guarantor becomes insolvent or unable to pay its debts when due; generally fails to pay its debts when due; files a petition in any bankruptcy, reorganization, winding-up or liquidation proceeding or other proceeding analogous in purpose or effect relating to such entity; applies for or consents to the appointment of a receiver, trustee or other custodian for the bankruptcy, reorganization, winding-up or liquidation of such entity; makes an assignment for the benefit of creditors; or admits in writing that it is unable to pay its debts; (ii) any court order or judgment is entered confirming the bankruptcy or insolvency of Borrower or any Guarantor or approving any reorganization, winding-up or liquidation of such entity or a substantial portion of its assets; (iii) there is instituted against Borrower or any Guarantor any bankruptcy, reorganization, winding-up or liquidation proceeding or other proceeding analogous in purpose or effect and the same is not dismissed within 90 days after the institution thereof; or (iv) a receiver, trustee or other custodian is appointed for any part of the Receivables Collateral or the Project or all or a substantial portion of the assets of Borrower or any Guarantor;

                (j) Performance by Borrower or any Guarantor of any material obligation under any Document or Guarantee, as the case may be, is rendered unenforceable in any material respect, or any Guarantor repudiates, rescinds, limits or annuals its Guarantee; or

                (k) An Event of Default, as defined in the Construction Loan Agreement, occurs, or an act or event occurs under any of the Construction Loan Documents, whether or not denominated as an Event of Default, which expressly entitles the Lender to exercise its remedies.

            9.2 At any time after an Event of Default has occurred and while it is continuing, Lender shall have the right to do any one or more of the following:

                (a)    cease to make further Advances;

                (b) declare the Note, together with prepayment premiums and all other sums owing by Borrower to Lender in connection with the Documents, immediately due and payable without notice, presentment, demand or protest, which are hereby waived by Borrower;

                (c) with respect to the Receivables Collateral, (i) institute collection actions against all Persons obligated thereon and in default thereunder; (ii) enter into modification agreements and make extension agreements with respect to payments and other performances; (iii) release Persons liable for the payment and performance thereof or the securities for such payment and performance; and (iv) settle and compromise disputes with respect to payments and performances claimed due thereon, all without notice to Borrower, without being called to account therefor by Borrower and without relieving Borrower from Performance of the Obligations;

                (d) in the event Lender has previously agreed that Borrower may act as Servicing Agent, remove Borrower as Servicing Agent and substitute as Servicing Agent such other Person as Lender shall designate; and

                (e) proceed to protect and enforce its rights and remedies under this Agreement, the Construction Loan Documents or any other documents and to foreclose or otherwise realize upon its security for the Performance of the Obligations, or to exercise any other rights and remedies available to it at law, in equity or by statute.

            The rights and powers granted pursuant to this paragraph are not intended to limit the rights and powers granted elsewhere herein.

            9.3 Notwithstanding anything in the Documents to the contrary, while an Event of Default exists, any cash received and retained by Lender in connection with the Receivables Collateral may be applied to payment of the Obligations in the manner provided in paragraph 9.5 hereof.

            9.4 (a) Pursuant to its rights under paragraph 9.2 hereof, following an Event of Default, and subject to the terms and conditions hereof, Lender may sell, assign and deliver the Receivables Collateral, or any part thereof, at public or private sale, conducted in a commercially reasonable manner by an officer, or agent of, or auctioneer or attorney for, Lender at Lender's place of business or elsewhere, for cash, upon credit or future delivery, and at such price or prices as Lender shall reasonably determine, and Lender may be the purchaser of any or all of the Receivables Collateral so sold. Lender may, in its reasonable discretion, at any such sale, restrict the prospective bidders or purchasers as to number, nature of business and investment intention, and, without limitation, may require that the persons making such purchases represent and agree to the satisfaction of Lender that they are purchasing the Receivables Collateral for their account, for investment, and not with a view to the distribution or resale of any thereof. Lender shall have no obligation to delay sale of any Receivables Collateral for the period of time necessary to permit such Receivables Collateral to be registered for public sale under the Securities Act of 1933, as amended, and any applicable state securities laws. Private sales made without registration shall not be deemed to have been made in a commercially unreasonable manner by virtue of any terms less favorable to the seller resulting from the private nature of such sales.

                 (b) Without prejudice to the right of Lender to make such sale within such shorter period as may be reasonable under the circumstances, foreclosure sale of all or any part of the Receivables Collateral shall be deemed held pursuant to reasonable notice if held:

                            (i) 45 days after notice is given, based upon default consisting of insolvency, bankruptcy or other default of a nature which cannot be corrected by Borrower, or default for which no grace period is specified herein; or

                            (ii) 60 days after notice of any other act,
            circumstance or event which, if uncorrected, after expiration of any applicable grace period, shall constitute a default hereunder.

Where any notice to Borrower and grace period thereafter is required under this Agreement, such grace period shall be deducted from the 60 day notice of foreclosure sale specified in item (ii) above, so that the maximum period between notice to Borrower of any act, circumstance or event which, if uncorrected after elapse of any applicable grace period, would constitute an Event of Default and the foreclosure sale of the Receivables Collateral based upon such Event of Default shall in no event be required to exceed 60 days.

                 (c) At any sale following an Event of Default, the Receivables Collateral may be sold as an entirety or in partial interests. Lender shall not be obligated to make any sale pursuant to any notice previously given. In case of any sale of all or any part of the Receivables Collateral on credit or for future delivery, the Receivables Collateral so sold may be retained by Lender until the selling price is paid by the purchaser thereof, but Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the collateral so sold; and in case of any such failure, such Receivables Collateral may again be sold under and pursuant to and in compliance with the provisions hereof.

                 (d) In connection with sales made following an Event of Default, Lender may, in the name and stead of Borrower or in its own name, make and execute all conveyances, assignments and transfers of the Receivables Collateral sold pursuant to this Agreement; and Lender is hereby appointed Borrower's attorney-in-fact for this purpose. Nevertheless, Borrower will, if so requested by Lender, ratify and confirm any sale or sales by executing and delivering to Lender, or to such purchaser or purchasers, all such instruments as may, in the judgment of Lender, be advisable for that purpose.

                 (e) The receipt by Lender of the purchase money paid at any sale made following an Event of Default shall be a sufficient discharge therefor to any purchaser of the Receivables Collateral or any portion thereof, and no such purchaser, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or nonapplication of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

                 (f) Each purchaser at any sale following an Event of Default shall hold the Receivables Collateral so sold absolutely free from every claim or right of Borrower, including, without limitation, any equity or right of redemption of Borrower, which Borrower hereby specifically waives to the extent Borrower may lawfully do so. Lender, its employees and agents shall after such sale be fully discharged from any liability or responsibility in any matter relating to the Receivables Collateral and such other security that is sold and resulting from any action or inaction on the part of such purchaser or any successor-in-interest of such purchaser.

          9.5 The proceeds of any sale of all or any part of the Receivables Collateral shall be applied in the following order or priorities: first, to the payment of all reasonable costs .and expenses of such sale, including, without limitation, reasonable compensation to Lender and its agents, attorneys' fees, and all other reasonable expenses, liabilities and advances incurred or made by Lender, its agents and attorneys, in connection with such sale, and any other unreimbursed expenses for which Lender may be reimbursed pursuant to the Documents; second, to the payment of the Obligations, in such order and manner as Lender shall in its discretion determine, with no amounts applied to payment of principal until all interest has been paid; and third, to the payment to Borrower, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          9.6 Lender may, at its option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Borrower if Borrower fails to do so within 7 days following the giving of written notice of such failure; and for such purposes Lender may use the proceeds of the Receivables Collateral and is hereby appointed Borrower's attorney-in-fact. All amounts expended by Lender in so doing or in exercising its remedies hereunder following an Event of Default shall become part of the Obligations secured hereby, shall be immediately due and payable by Borrower to Lender upon demand therefor, and shall bear interest at the Overdue Rate from the dates of such expenditures until paid. Exercise by Lender of its option under this paragraph will not cure any default of Borrower.

          9.7 No remedy herein or in any other Document conferred on or reserved to Lender is intended to be exclusive of any other remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder, under any other Document or now or hereafter existing at law or in equity. Notwithstanding anything herein to the contrary, in any non-judicial, public or private sale or sales under the Uniform Commercial Code or in any judicial foreclosure and sale of the Receivables Collateral, the Receivables Collateral may be sold in any manner whatsoever not prohibited by law. No delay or omission to exercise any right or power shall be construed to be a waiver of any default or acquiescence therein or a waiver of any right or power; and every such right and power may be exercised from time to time and as often as may be deemed expedient. Lender's acceptance of any performance due hereunder which does not comply strictly with the terms hereof shall not be deemed to be a waiver of any right of Lender to strict Performance by Borrower. Acceptance of past due amounts or partial payments shall not constitute a waiver of full and timely payment of the Obligations. No Event of Default, declaration of the unpaid principal of the Loan to be immediately due and payable or exercise of any other right to remedy upon default shall stay, waive, or otherwise affect Lender's right to receive payments on and other proceeds of the Receivables Collateral.

          9.8 Borrower, for itself and for all who may claim through or under it, hereby expressly waives and releases all right to have the Receivables Collateral or any other security for the Performance of the Obligations, or any part thereof, marshalled on any foreclosure, sale or other enforcement hereof.

          9.9 While an Event of Default exists, Borrower shall, on the request of Lender, assemble the Receivables Collateral not already in Lender's possession and make it available to Lender at a time and place reasonably convenient to Lender.

                                   ARTICLE X
                                   ---------

                              POWER OF ATTORNEY
                              -----------------

          For the purpose of enabling Lender to protect and preserve its Security Interest in the Receivables Collateral and its rights and remedies under this Agreement and the Documents, Borrower does hereby constitute and appoint Lender, and its successors and assigns, to be Borrower's true and lawful attorney-in-fact upon the occurrence of an Event of Default, and during the continuance thereof, to perform any act, take any action, execute and sign any document, statement, instrument or other writing, and to do and perform any and all deeds and things in the name, place, and stead of Borrower, which Lender in its discretion shall determine necessary or required to protect and preserve its Security Interest in the Receivables Collateral and its rights and remedies under this Agreement and the Documents, or which Borrower is required or obligated to perform under the terms of this Agreement or the Documents.

                                  ARTICLE XI
                                  ----------

                        CONSTRUCTION AND GENERAL RULES
                        -------------------------------

          11.1 All moneys payable hereunder or under the Documents shall be paid to Lender at its address set forth below.

          11.2 This Agreement and the other Documents exclusively and completely state the rights and obligations of Lender and Borrower with respect to the Loan. No modification, termination, variation, discharge or abandonment hereof and no waiver of any of the provisions or conditions shall be valid unless in writing and signed by duly authorized representatives of Lender and Borrower or the successor, transfers or assigns of either, subject, however, to the limitations on assignment herein by Borrower. This Agreement supersedes any and all prior agreements or understandings, written or oral, between Borrower and Lender (other than in the other Documents) concerning this transaction.

          11.3 The powers and agency hereby granted by Borrower are coupled with an interest and are irrevocable and are granted as cumulative to the remedies for collection of the indebtedness secured hereby provided by law.

          11.4 This Agreement may be executed simultaneously in any number of identical copies each of which shall constitute an original for all purposes.

          11.5 Any notice required or permitted to be given hereunder shall be in writing and shall be (i) personally delivered to the party being notified if an individual or to an officer or general partner if a corporation or partnership, or (ii) transmitted by postage prepaid, certified or registered mail (return receipt requested) to such party at its address after its signature on the signature page hereof or such other address as the party being notified may have otherwise designated in a notice given as provided in this paragraph. Such notice shall be deemed to be given and effective, unless actual receipt is expressly elsewhere specified herein, upon the date of receipt or the date three
(3) days after posting it transmitted by mail, whichever shall first occur. A copy of any notices given to Borrower shall also be given to:

                       Leo Rose III, Esq.
                       Shreeder, Wheeler & Flint
                       The Candler Building, 16th Floor
                       127 Peachtree Street, N.E.
                       Atlanta, Georgia 30303-1845

          11.6 All the covenants, promises, stipulations and agreements of Borrower and all the rights and remedies of the Lender in this Agreement contained shall bind Borrower, and, subject to the restriction on merger, consolidation and assignment herein contained, its successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, whether so expressed or not. Borrower may not assign its rights herein in whole or in part. Except as may be expressly provided herein, no person or other entity shall be deemed a third party beneficiary of this Agreement.

          11.7 Subject to the provisions of Article IX hereof, if any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          11.8 Time is of the essence in the Performance of the Obligations.

          11.9 All headings are inserted for convenience only and shall not affect any construction or interpretation of this Agreement. The provisions of this Agreement shall apply to the parties according to the context hereof and without regard to the number or gender of words and expressions used herein. Unless otherwise indicated, all references herein to clauses and other subdivisions refer to the corresponding paragraphs, clauses and other subdivisions of this Agreement; the words "herein", "hereof", "hereto", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular paragraph, clause or other subdivision hereof; and reference to a numbered or lettered subdivision of an Article, or paragraph shall include relevant matter within the Article or paragraph which is applicable to but not within such numbered or lettered subdivision.

          11.10 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF ARIZONA. BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THE DOCUMENTS SHALL BE LITIGATED IN THE SUPERIOR COURT OF ARIZONA, MARICOPA COUNTY DIVISION, OR THE UNITED STATES DISTRICT COURT OF ARIZONA OR, IF LENDER INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. BORROWER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO THIS AGREEMENT. BORROWER WAIVES ANY CLAIM THAT PHOENIX, ARIZONA OR THE DISTRICT OF ARIZONA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD BORROWER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY LENDER AGAINST BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR BORROWER SET FORTH IN THIS PARAGRAPH SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY LENDER OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING BY LENDER OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND BORROWER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION. LENDER AND BORROWER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER ANY OF THE DOCUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED THEREBY WOULD BE BASED UPON DIFFICULT AND

COMPLEX ISSUES AND, THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

          11.11 It is the intent of the parties hereto to comply with the Applicable Usury Law. Accordingly, notwithstanding any provisions to the contrary in this Agreement or in any of the other Documents in no event shall this Agreement or the Documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law. If (i) any such excess of interest otherwise would be contracted for, charged or received from Borrower or otherwise in connection with the Obligations or (ii) the maturity of the Obligations is accelerated in whole or in part, or (iii) all or part of the principal or interest of the Obligations shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received in connection with the Obligations would exceed the maximum contract rate permitted by the Applicable Usury Law, then in any such event (A) the provisions of this paragraph shall govern and control,
(B) neither Borrower nor any other person or entity now or hereafter liable for the payment hereof will be obligated to pay the amount of such interest to the extent that it is in excess of the maximum contract rate permitted by the Applicable Usury Law, (C) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount of the Obligations of Borrower or refunded to Borrower, at Lender's option, and (D) the effective rate of interest will be automatically reduced to the maximum contract rate permitted by the Applicable Usury Law. Without limiting the generality of the foregoing, to the extent permitted by the Applicable Usury Law: (x) all calculations of the rate of interest which are made for the purpose of determining whether such rate would exceed the maximum contract rate permitted by the Applicable Usury Law shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the Obligations, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with the Obligations; and (y) in the event that the effective rate of interest on the Obligations should at any time exceed the maximum contract rate permitted by the Applicable Usury Law, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to Lender from time to time, if and when the effective interest rate on the Obligations otherwise falls below the maximum contract rate permitted by the Applicable Usury Law, to the extent that interest paid to the date of calculation does not exceed the maximum contract rate permitted by the Applicable Usury Law, until the entire amount of interest which would have otherwise been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Should the maximum contract rate permitted by the Applicable Usury Law be increased at any time hereafter because of a change in the law, then to the extent not prohibited by the Applicable Usury law, such increases shall apply to all the Obligations regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the maximum contract rate permitted by the Applicable Usury law be decreased because of a change in the law, such decreases shall not apply to the Obligations regardless if resulting from an advance of the Loan made after the effective date of such decrease.

                                  ARTICLE XII
                                  -----------

                              SPECIAL PROVISIONS
                              ------------------

          12.1 Lender covenants and agrees that, notwithstanding anything to the contrary herein or in any other Document, during the Term hereof it shall take no action to disturb Purchasers in their use and possession of their Time-Share Interests or otherwise to impair the rights and privileges of such Purchasers under their Time-Share Interests or the governing documents of the Project so long as such Purchasers are fulfilling their obligations under their respective Instruments.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by Persons duly authorized on the day and year first above written.

                                    "Lender"

                                    GREYHOUND REAL ESTATE FINANCE
                                    COMPANY, an Arizona corporation

                                      By /s/
                                        ---------------------------
                                         Vice President

                                      Address:
                                      Dial Corporate Center
                                      Dial Tower
                                      Phoenix, Arizona 85077
                                      Attention: Vice-President-Law

                                      With a copy to:
                                      Dial Corporate Center
                                      Dial Tower
                                      Phoenix, Arizona 85077
                                      Attention: Manager, Administration,
                                        Real Estate Finance Division

                                      "Borrower"

                                      CYPRESS POINTE RESORTS, L.P., a Delaware limited partnership

                                      By: ARGOSY GROUP, INC., a Georgia
                                      corporation, General Partner

                                      By: /s/ ANDREW J. GESSOW
                                         -----------------------------------
                                         Andrew J. Gessow, Vice President

                                              [CORPORATE SEAL]

                                      Address:
                                      9665 Wilshire Boulevard
                                      Suite 200
                                      Beverly Hills, California 90212

                   AMENDMENT TO LOAN AND SECURITY AGREEMENT
                   ----------------------------------------
                    AND CONSENT AND AGREEMENT OF GUARANTORS
                    ---------------------------------------

          This Amendment to Loan and Security Agreement and Consent and Agreement of Guarantors (this "Amendment") is made and entered into as of this 9th day of November, 1992 by and between CYPRESS POINTE RESORTS, L.P., a Delaware limited partnership ("Borrower") and GREYHOUND REAL ESTATE FINANCE COMPANY, an Arizona corporation ("Lender").

                                  WITNESSETH

          WHEREAS, as of December 19, 1991, Borrower and Lender executed a Loan and Security Agreement (the "Receivables Agreement") pursuant to which Lender agreed to make a revolving loan to Borrower for the purposes set forth therein; and

          WHEREAS, Borrower and Lender have agreed to amend the Receivables Agreement in various aspects.

          NOW THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties agree as follows:

          1.    Definitions: The Receivables Agreement is hereby amended by
                -----------
adding the following definitions to Article II thereof:

                1.1 "Nonconforming Borrowing Base" shall mean an amount equal to the lesser of (i) seventy percent (70%) of the unpaid principal balance payable under a Nonconforming Instrument that otherwise qualifies as an Eligible Instrument, or (ii) seventy percent (70%) of the then present value assigned to the unmatured installments of principal and interest payable under a Nonconforming Instrument that qualifies as an Eligible Instrument discounted at Lender's Prevailing Discount Rate.

                1.2 "Nonconforming Instrument Ratio" shall mean a ratio, the numerator of which is the total amount Advanced against Nonconforming Instruments less payments received by Lender on such Nonconforming Instruments and the denominator of which is the then unpaid principal balance of the Loan.

                1.3 "Nonconforming Instruments" shall mean an Instrument as described below but that otherwise meets the eligibility criteria set forth on Exhibit "B":

                         (i) The Instrument matures over a term not exceeding one hundred and twenty (120) months from its execution and the Borrower has received from the Purchaser issuing such Instrument a minimum cash down payment of ten percent 10% of the total sales price, no part of which has been advanced or loaned to such Purchaser by Borrower or any Guarantor, directly or indirectly; or

                         (ii) The Instrument matures over a term not exceeding sixty (60) months from its execution, interest accrues on the unpaid principal balance of the Instrument at a rate of not less than nine and 9/10 percent (9.9%) per annum and Borrower has received from the Purchaser issuing such Instrument a minimum cash down payment of twenty percent (20%) of the total sales price, no part of which has been advanced or loaned to such Purchaser by Borrower or any Guarantor, directly or indirectly; or

                         (iii) The Instrument matures over a term not exceeding twenty-four (24) months from the date of its execution, does not accrue interest and the Borrower has received from the Purchaser issuing such Instrument a minimum cash down payment of thirty-three percent (33%) of the total sales price, no part of which has been advanced or loaned to such Purchaser by Borrower or any Guarantor, directly or indirectly.

          2.    Other Definitions. Unless otherwise defined in this Amendment,
                -----------------
all capitalized terms which are used in this Amendment shall have the same meaning as set forth in the Receivables Agreement.

          3.    Minimum Interest Rate. Subparagraph (d) of Exhibit "B" to the
                ---------------------
Receivables Agreement is hereby modified to delete from the provisions thereof the words "12% per annum" and substitute in lieu thereof the words "10.9% per annum."

          4.    Advances. A Section 3.7 shall be added to the Receivables
                --------
Agreement reading as follows:

                3.7 Lender will make Advances against Nonconforming
          Instruments on the condition that (i) such Instruments otherwise qualify as Eligible Instruments, (ii) at no time during the Term shall the total amount advanced against Nonconforming Instruments, less payments received by Lender under such Instruments, exceed $3,000,000.00, and (iii) Borrower is otherwise entitled to an Advance under the provisions of the Receivables Agreement. At all times during which the Nonconforming Instrument Ratio is in excess of thirty percent (30%), the Nonconforming Borrowing Base shall be used for purposes of determining the amount of Advances to be made against Nonconforming Instruments. Borrower shall not permit the Nonconforming Instrument Ratio to be in excess of thirty percent (30%) for a period in excess of sixty (60) days at any time during the Term.

          5.    Frequency. The provisions of Section 3.2 of the Receivables
                ---------
Agreement shall be modified to read as follows:

                3.2. Advances shall not be made more frequently than twice per calendar month and each Advance shall be in an amount of not less than One Hundred Thousand Dollars ($100,000.00). In consideration for Lender's agreement to increase the frequency of Advances from one per month to two per month, Borrower agrees to pay to Lender, concurrently with the making of the second Advance in each calendar month, a fee equal to Five Hundred Dollars ($500.00), with Lender being entitled to withhold such fee from the proceeds of the Advance. The foregoing fee is to paid to Lender strictly in consideration for Lender's agreement to increase the frequency of advances and shall not be applied or credited against any other Obligations, including but not limited to principal or interest due under the Note.

          6.    Interval Release. A Section 3.8 shall be added to the
                ----------------
Receivables Agreement reading as follows:

                3.8 With respect to the sale of a particular Time-Share Interest, Lender shall release such Time-Share Interest from the lien of the Construction Mortgage and defer for a period of 75 days following such release, the payment of the interval release fee (the "Release Fee") described in Section 5.20(i) of the Construction Mortgage on the conditions that:

                         (i) the Borrower is otherwise entitled to obtain a release of the Time-Share Interest from the lien of the Construction Mortgage;

                         (ii) the Purchaser has delivered to the Borrower an
               Instrument representing a portion of the purchase price of the Time-Share Interest and did not pay the entire purchase price in cash at the time of its acquisition of the Time-Share Interest;

                         (iii) The signed Instrument, endorsed to Lender by
               Borrower, with recourse, the recorded Purchaser Mortgage securing such Instrument, the assignment to Lender of the Purchaser Mortgage, and the lender's policy of title insurance insuring the lien of such Purchaser Mortgage subject only to the Permitted Encumbrances, all as more fully set forth in the Receivables Agreement, have been delivered by Borrower to and are in the possession of Schreeder, Wheeler and Flint in its capacity as an agent of First American Title Insurance Company and not in its capacity as counsel for Borrower (the "Escrow Agent") pursuant to a separate agreement between Lender and Escrow Agent; and

                         (iv) all recission rights under the Instruments have
               expired.

          At such time as the Instrument is at least thirty (30) days aged from the date of its execution and at least one monthly installment payment has been made and at such time as Borrower has delivered to Lender all other items necessary or required in connection with an Advance against such Instrument, Escrow Agent shall deliver to Lender the items being held by Escrow Agent pursuant to subsection (iii) above. Lender shall thereafter evaluate the eligibility of such Instrument. In the event such Instrument constitutes an Eligible Instrument and in the event Borrower is otherwise entitled to an Advance, Lender shall make an Advance against such Eligible Instrument as soon as is reasonably convenient thereafter; subject, however, to the other conditions for Advance set forth in the Receivables Agreement, as amended. Lender shall be entitled to withhold from such Advance or from any other Advance, any then due Release Fees. In the event such Instrument does not qualify as an Eligible Instrument or Lender is otherwise not obligated to make an Advance against such Instrument, then as soon as is reasonably convenient thereafter, Lender shall reassign such Instrument and the Purchaser Mortgage to Borrower, without recourse. The foregoing notwithstanding, any deferred Release Fees shall be due and payable no later than 75 days following the release from the

Construction Mortgage of Time Share Interest with respect to which such Release Fee is payable.

          The definition of Receivables Collateral contained in Section 2.43 of the Receivables Agreement shall be modified by deleting from the second and third lines of the words "in consideration for an Advance made by Lender" so that all Instruments assigned, transferred, endorsed or delivered to Lender, all Purchaser Mortgages assigned to Lender and all other elements of the Receivables Collateral definition to the extent relating or delivered in connection with such Instruments, shall constitute Receivables Collateral, notwithstanding whether or not Lender makes an Advance against such Instrument. Borrower hereby reaffirms and grants to Lender a first and exclusive Security Interest in and to the Receivables Collateral assigned, transferred, endorsed or delivered to Lender, as the definition of Receivables Collateral has been modified pursuant to the provisions of this Amendment, as security for Borrower's payment and Performance of all Obligations owed to Lender, other than those arising out of the Environmental Certificate with Representations, Covenants and Warranties delivered in connection with the Construction Loan Agreement.

          Escrow Agent shall hold the Instruments as a bailee with notice for the benefit of Lender for purposes of perfecting Lender's Security Interest in such Instruments.

          5.    Confirmation of Representations, Warranties and Agreements.
                ----------------------------------------------------------
Borrower hereby reaffirms as if made as of the date hereof, all of Borrower's representations and warranties contained in the Receivables Agreement. Borrower furthermore hereby reaffirms the validity, enforceability and legality of the Documents and the Construction Loan Documents and all provisions of the Documents and Construction Loan Documents are hereby confirmed and ratified. However, in the event of a conflict or inconsistency between provisions of the Receivable Agreement and this Amendment, the provisions of this Amendment shall prevail.

          7.    Guarantor Consent. As a condition precedent to the effectiveness
                -----------------
of this Amendment, Borrower shall cause the Guarantors to execute the Consent and Agreement forming a part hereof, thereby acknowledging the making of the agreements contained herein.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first written above.

                                 CYPRESS POINTE RESORTS, L.P.,
                                 a Delaware limited partnership

                                 By:  ARGOSY GROUP, INC.
                                      a Georgia corporation,
                                      General Partner

                                      By /s/  ILLEGIBLE SIGNATURE
                                         ----------------------------
                                      Its Vice President
                                         ----------------------------
                                         Borrower

                                 [CORPORATE SEAL]

                                 GREYHOUND REAL ESTATE
                                 FINANCE COMPANY, an Arizona
                                 corporation

                                      By /s/  ILLEGIBLE SIGNATURE
                                         ----------------------------
                                      Its Sr. Vice President
                                         ----------------------------
                                         Lender

                      CONSENT AND AGREEMENT OF GUARANTORS
                      -----------------------------------

          The undersigned ARGOSY GROUP, INC. a Georgia corporation, hereby acknowledges that it executed a Corporate Guarantee and Subordination Agreement dated as of December 19, 1991 (the "Corporate Guarantee") in favor of Greyhound Real Estate Finance Company, an Arizona corporation ("Lender").

          The undersigned ARGOSY CANYON INVESTMENTS, L.P., a California limited partnership, hereby acknowledges that it executed a Partnership Guarantee and Subordination Agreement dated as of December 19, 1991 (the "Partnership Guarantee") in favor of Lender (the Corporate Guarantee and the Partnership Guarantee, collectively the "Guarantee").

          The undersigned acknowledge that Cypress Pointe Resorts, LP., a Delaware limited partnership and Lender have executed an Amendment to Loan and Security Agreement (the "Amendment") which resulted in an amendment to the Receivables Agreement (as that term is defined in the Amendment). The undersigned acknowledge that the Guarantee that each of the undersigned has executed shall remain in full force and effect and that all references in the Guarantee to the Receivables Agreement (regardless of the precise form of such reference) are amended to refer to that document as amended by the Amendment.

          The Guarantee executed by each of the undersigned shall continue in full force and effect and shall remain unaffected and unchanged except as specifically amended by this Consent and Agreement, and the same, as amended, are hereby confirmed and ratified, and the undersigned specifically acknowledge the validity and enforceability thereof.

          Dated as of this 9th day of November, 1992.

                                 ARGOSY GROUP, INC.,
                                 a Georgia corporation

                                 By /s/ ILLEGIBLE SIGNATURE
                                    -----------------------
                                 Its Vice President
                                 ----------------------

                                 ARGOSY CANYON
                                 INVESTMENTS, L.P.,
                                 a California limited partnership

                                 By: CanPartners Incorporated,
                                        a California corporation,
                                        its General Partner

                                     By
                                        -----------------------
                                     Its
                                        -----------------------


ACCEPTED:

GREYHOUND REAL ESTATE
FINANCE COMPANY

By  /s/ ILLEGIBLE SIGNATURE
    -----------------------
Its Sr. Vice President
    ----------------------

                      CONSENT AND AGREEMENT OF GUARANTORS
                      -----------------------------------

          The undersigned ARGOSY GROUP, INC. a Georgia corporation, hereby acknowledges that it executed a Corporate Guarantee and subordinate Agreement dates as of December 19, 1991 (the "Corporate Guarantee") in favor of Greyhound Real Estate Finance Company, an Arizona corporation ("Lender").

          The undersigned ARGOSY CANYON INVESTMENTS, L.P., a California limited partnership, hereby acknowledges that it executed a partnership Guarantee and Subordinated Agreement dated as of December 19, 1991 (the "Partnership Guarantee") in favor of Lender (the Corporate Guarantee and the Partnership Guarantee, collectively the "Guarantee").

          The undersigned acknowledge that Cypress Pointe Resorts, L.P., a Delaware limited partnership and Lender have executed an Amendment to Loan and Security Agreement (the "Amendment") which resulted in an amendment to the Receivables Agreement (as that term is defined in the amendment). The undersigned acknowledge that the Guarantee that each of the undersigned has executed shall remain in full force and effect and that all references in the Guarantee to the Receivables Agreement (regardless of the precise form of such reference) are amended to refer to that document as amended by the Amendment.

          The Guarantee executed by each of the undersigned shall continue in full force and effect and shall remain unaffected and unchanged except as specifically amended by this Consent and Agreement, and the same, amended, are hereby confirmed and ratified, and the undersigned specifically acknowledge the validity and enforceability thereof.

          Dated as of this 9th day of November, 1992.

                              ARGOSY GROUP, INC.,
                              a Georgia corporation

                              By  /s/ ILLEGIBLE SIGNATURE
                                  -----------------------
                              Its Vice President
                                  -----------------------

                              ARGOSY CANYON
                              INVESTMENTS, L.P.,
                              a California limited partnership

                              By: CanPartners Incorporated, a
                                     California corporation, its General
                                     Partner

                                  By /s/ ILLEGIBLE SIGNATURE
                                     -----------------------
                                  Its
                                     -----------------------

ACCEPTED:

GREYHOUND REAL ESTATE
FINANCE COMPANY

By  /s/
    ----------------------
Its
    ----------------------

                           SECOND AMENDMENT TO LOAN
                            AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Second Amendment") is made and entered into as of the 13th day of January, 1993, by and between CYPRESS POINTE RESORTS, L.P., a Delaware limited partnership ("Borrower"), and GREYHOUND FINANCIAL CORPORATION, a Delaware corporation ("Lender").

                                  WITNESSETH:

          WHEREAS, as of December 19, 1991, Borrower and Lender's predecessor in interest, Greyhound Real Estate Finance Company, an Arizona corporation ("GREFCO"), entered into that Loan and Security Agreement (the "Receivables Loan Agreement") pursuant to which Lender agreed to make a revolving loan to Borrower for the purposes set forth therein; and

          WHEREAS, Borrower and GREFCO modified and amended the Receivables Loan Agreement pursuant to that Amendment to Loan and Security Agreement and Consent and Agreement of Guarantors dated as of November 9, 1992 (the "First Amendment"), whereby the Receivables Loan Agreement was modified and amended pursuant to the terms and conditions set forth therein; and

          WHEREAS, pursuant to that Assignment of even date herewith between GREFCO and Lender, GREFCO has assigned to Lender all of its rights and obligations under the Receivables Loan Agreement and the First Amendment and all other documents and instruments executed in connection therewith; and

          WHEREAS, Borrower and Lender have agreed to further amend the Receivables Loan Agreement pursuant to the terms and provisions of this Second Amendment.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.    Definitions. Except as specifically set forth in and/or modified
                -----------
by this Second Amendment, all capitalized terms set forth herein shall have the meanings set forth therefor in the Receivables Loan Agreement. The following capitalized terms shall have the meanings set forth below, notwithstanding any contrary definitions contained in the Receivables Loan Agreement.

                1.1 "CONSTRUCTION LOAN AGREEMENT" shall mean that certain Construction Loan Agreement dated as of December 19, 1991, between Borrower and GREFCO, as modified and amended pursuant to that First Amendment to Construction Loan Agreement of even date herewith between Borrower and Lender.

                1.2 "LOAN" shall mean the line of credit loan extended by Lender to Borrower in accordance with the terms of the Receivables Loan Agreement, as modified by the First Amendment and this Second Amendment, in a principal amount not to exceed at any time outstanding the Maximum Loan Amount.

                1.3 "MAXIMUM LOAN AMOUNT" shall mean the sum of Thirteen Million Five Hundred Thousand Dollars ($13,500,000.00), less the then unpaid principal balance under the Construction Loan.

                1.4 "NOTE" shall mean the Promissory Note described in SECTION
2.29 of the Receivables Loan Agreement, as modified and amended pursuant to that Allonge to Receivables Promissory Note of even date herewith executed by Borrower and Lender.

                1.5 "PROJECT" shall mean the time-share condominium project known as Cypress Pointe Resort, constructed and/or to be constructed by Borrower in Orlando, Florida, comprised of 84 time-share units.

          2.    LIMITATION ON ADVANCES. At no time during the Borrowing Term
                ----------------------
shall the unpaid principal balance of the Receivables Loan, together with the unpaid principal balance of the Construction Loan, exceed a total amount equal to Thirteen Million Five Hundred Thousand Dollars ($13,500,000.00) (the "Advance Limitation"), and Lender shall have no obligation to make any Advance under the Loan if such Advance would cause the Advance Limitation to be exceeded.

          3.    INTERVAL RELEASES. SECTION 3.8 of the Receivables Loan
                -----------------
Agreement, as added pursuant to the First Amendment, is hereby modified as follows: the reference to SECTION 5.20(i) of the Construction Mortgage is hereby amended and shall hereafter include SECTIONS 5.20(i) and 5.20(ii) of the Construction Mortgage.

          4.    INCENTIVE FEE. As additional consideration to Lender, Borrower
                -------------
shall pay to Lender an incentive fee equal to Thirty Thousand Six Hundred Dollars ($30,600.00) with respect to the time-share interests sold by Borrower in Building 3 (as defined in the Construction Loan Agreement) of the Project ("Building3 Intervals"). Such incentive fee shall be paid in installments of Fifty Dollars ($50.00) per Building 3 Interval, plus related reasonable fees and expenses (as set forth in the

Mortgage). If not already paid, such incentive fee shall be paid in full upon the date the Construction Loan is due and payable in full. Nothing contained herein shall modify, amend or limit the incentive fee payable by Borrower pursuant to SECTION 8.25 of the Receivables Loan Agreement.

          5.    CONFIRMATION OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.
                ----------------------------------------------------------
Borrower hereby reaffirms, as if made as of the date hereof, all of Borrower's representations and warranties contained in the Receivables Loan Agreement. Borrower furthermore reaffirms the validity, enforceability and legality of the Documents, and all provisions of the Documents as modified of even date herewith are hereby confirmed and ratified. However, in the event of a conflict or inconsistency between the provisions of the Receivables Loan Agreement, the First Amendment and this Second Amendment, the provisions of this Second Amendment shall prevail.

          6.    GUARANTORS' RATIFICATION. As a condition precedent to the
                ------------------------
effectiveness of this Second Amendment, Borrower shall cause the Guarantors to each execute a Ratification and Confirmation of Guarantee and Subordination Agreement in the forms attached hereto as EXHIBITS "B" and "C", thereby acknowledging the making of the agreements contained herein.

          7.    DOCUMENT REFERENCE. All references to the "Loan Agreement" in
                ------------------
the Documents are hereby amended to refer to the Receivables Loan Agreement as hereby amended.

          8.    CONTINUATION OF PROVISIONS. All terms, conditions and provisions
                --------------------------
of the Receivables Loan Agreement, as modified by the First Amendment, are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended or modified hereby.

           9.  CONDITIONS PRECEDENT. The amendments and modifications to
               --------------------
the Receivables Loan Agreement contained herein shall not be binding upon Lender until Lender shall have received all of the following:

               (a) An original of this Second Amendment fully executed by the Borrower;

               (b) An original of the Allonge to Receivables Promissory Note in the form attached hereto as EXHIBIT "A ", fully executed by Borrower;

               (c) Ratification and Confirmation of Corporate Guarantee and Subordination Agreement in the form attached hereto as EXHIBIT "B ", fully executed by Argosy Group, Inc.;

               (d) Ratification and Confirmation of Partnership Guarantee and Subordination Agreement in the form attached hereto as Exhibit "C", fully executed by Argosy Canyon Investments, L.P.;

               (e) All documents required to be executed and delivered to Lender in connection with the concurrent amendment and modification of the Construction Loan Agreement; and

               (f) Such resolutions and authorizations and such other documents as Lender may require relating to the existence and good standing of the Borrower and any Guarantor, and the authority of any person executing this Second Amendment or any other documents on behalf of the Borrower or Guarantors.

           IN WITNESS WHEREOF, these presents are executed as of the date first indicated above.

                         "BORROWER"

                         CYPRESS POINTE RESORTS, L.P.,
                         a Delaware limited partnership

                         By: ARGOSY GROUP, INC., a Georgia
                             corporation, General Partner

                             By /s/ ILLEGIBLE SIGNATURE
                                ---------------------------
                             Its Vice President
                                ---------------------------

                         "LENDER"

                         GREYHOUND FINANCIAL
                         CORPORATION, a Delaware corporation

                              By /s/ ILLEGIBLE SIGNATURE
                                 ---------------------------
                              Its Sr. Vice President
                                 ---------------------------

                           THIRD AMENDMENT TO LOAN
                            AND SECURITY AGREEMENT

          THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Third Amendment") is made and entered into as of the 7th day of April, 1993, by and between CYPRESS POINTE RESORTS, L.P., a Delaware limited partnership ("Borrower"), and GREYHOUND FINANCIAL CORPORATION, a Delaware corporation ("Lender").

                                  WITNESSETH:

          WHEREAS, as of December 19, 1991, Borrower and Lender's predecessor in interest, Greyhound Real Estate Finance Company, an Arizona corporation ("GREFCO"), entered into that Loan and Security Agreement (the "Original Agreement") pursuant to which Lender agreed to make a revolving loan to Borrower for the purposes set forth therein; and

          WHEREAS, Borrower and GREFCO modified and amended the Original Agreement pursuant to that Amendment to Loan and Security Agreement and Consent and Agreement of Guarantors dated as of November 9, 1992 (the "First Amendment"); and

          WHEREAS, pursuant to that Assignment dated as of January 13, 1993, between GREFCO and Lender, GREFCO assigned to Lender all of GREFCO's rights and obligations under the Original Agreement and the First Amendment and all other documents and instruments executed in connection therewith; and

          WHEREAS, pursuant to that Second Amendment to Loan and Security Agreement dated as of January 13, 1993 ("the Second Amendment"), Lender and Borrower amended the Original Agreement and First Amendment in certain respects; and

          WHEREAS, Borrower and Lender have agreed to further amend the Original Agreement, First Amendment and Second Amendment pursuant to the terms and provisions of this Third Amendment.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.    Definitions. Except as specifically set forth in and/or modified
                -----------
by this Third Amendment, all capitalized terms set forth herein shall have the meanings set forth therefor in the Original Agreement, First Amendment or Second Amendment, as the case may be. However, the following capitalized terms shall have the meanings set forth below, notwithstanding any contrary definitions contained in the Original Agreement, First Amendment or Second Amendment.

                1.1 "BORROWING TERM" shall mean the period of time during which Lender is committed to make advances under the Receivables Loan Agreement, which commitment shall terminate on the earlier of (a) the date which occurs twelve (12) months after the date of the first Advance which is made by Lender after the date of this Third Amendment or (b) June 9, 1994.

                1.2 "CONSTRUCTION LOAN AGREEMENT" shall mean that certain Construction Loan Agreement dated as of December 19, 1991, between Borrower and GREFCO, as modified and amended pursuant to that First Amendment to Construction Loan Agreement, dated as of January 13, 1993 between Borrower and Lender, as further modified and amended pursuant to the Second Amendment to Construction Loan Agreement of even date herewith between Borrower and Lender, and as from time to time further modified, extended, renewed, replaced or restated.

                1.3 "CONTROL" shall mean, in connection with the definition of Affiliate, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of another person or entity, whether through the ownership of voting securities, by contract or otherwise. For purposes hereof, any person or entity which owns or controls, directly or indirectly, five percent (5%) or more of the securities or ownership interest, whether voting or nonvoting, of any other person or entity shall be deemed to Control such person or entity.

                1.4 "LOAN" shall mean the line of credit loan extended by Lender to Borrower in accordance with the terms of the Receivables Loan Agreement in a principal amount not to exceed at any time outstanding the Maximum Loan Amount.

                1.5 "MATURITY DATE" shall mean that date which shall occur seven
     (7) years after the date on which the last Advance is made under the terms of the Original Agreement as modified by this Third Amendment.

                1.6 "MAXIMUM LOAN AMOUNT" shall mean the sum of Twenty Million Dollars ($20,000,000.00); provided, however, that if at any time during the Borrowing Term the unpaid principal balance under the

     Construction Loan exceeds $2,000,000.00, then the Maximum Loan Amount shall be reduced by the amount that the unpaid principal balance of the Construction Loan exceeds $2,000,000.00 until the unpaid principal balance of the Construction Loan is reduced to $2,000,000.00 or less.

                1.7 "CONSTRUCTION MORTGAGE" shall mean, collectively, that certain Mortgage, Assignment of Rents and Proceeds and Security Agreement dated as of December 19, 1991 between Borrower and GREFCO; as amended by that certain First Amendment to Mortgage, Assignment of Rents and Proceeds and Security Agreement dated as of January 13, 1993 between Borrower and Lender; and as further amended by that certain Second Amendment to Mortgage, Assignment of Rents and Proceeds and Security Agreement of even date herewith between Lender and Borrower.

                1.8 "NOTE" shall mean the Promissory Note defined in the Original Agreement, as modified and amended pursuant to that Second Allonge to Receivables Promissory Note of even date herewith executed by Borrower and Lender.

                1.9 "NONCONFORMING INSTRUMENTS" shall mean those Instruments described below and which, in all other respects, constitute Eligible
     Instruments:

               The Instruments provide for consecutive monthly installments of principal and interest in U.S. funds over a term not exceeding one hundred twenty (120) months from the date of its execution, with interest accruing on the unpaid principal balance of the Instrument at a rate not less than 10.9% per annum and the Borrower has received from the Purchaser issuing such Instrument a minimum cash down payment of 10% of the total sales price, no part of which has been advanced or loaned to such Purchaser by Borrower or any Guarantor, directly or indirectly; or

                1.10 "OPENING PREPAYMENT DATE" shall mean the date which occurs twenty-four (24) months after the date on which the last Advance is made under the terms of the Original Agreement as amended by this Third Amendment.

                1.11 "PREVAILING DISCOUNT RATE" shall mean Lender's prevailing discount rate at the time each Advance is made, which rate shall be Prime Rate plus 2% per annum, but in no event less than 11.5% per annum.

             1.12 "PROJECT" shall mean the time-share condominium project known as Cypress Pointe Resort, constructed and to be constructed by Borrower in Orlando, Florida, comprised of 84 time-share units.

             1.13 "RECEIVABLES LOAN AGREEMENT" shall mean, collectively, the Original Agreement, the First Amendment, the Second Amendment and the Third Amendment.

          2. ADDITIONAL INSTRUMENTS. Exhibit "B" to the Original Agreement,
             ----------------------
constituting Eligibility Criteria, shall be amended with the addition of the following subparagraphs:

             (j) The Instrument provides for consecutive monthly installments of principal and interest in U.S. funds over a term not exceeding sixty (60) months from the date of its execution, with interest accruing on the unpaid principal balance of the Instrument at a rate of not less than 9.9% per annum and Borrower has received from the Purchaser issuing such Instrument a minimum cash down payment of 50% of the total sales price no part of which has been advanced or loaned to such Purchaser by Borrower or any Guarantor, directly or indirectly; or;

             (k) The Instrument provides for consecutive monthly installments of principal and interest in U.S. funds over a term not exceeding twenty-four (24) months from the date of its execution, does not accrue interest and the Borrower has received from the Purchaser issuing such Instrument a minimum cash down payment of 33% of the total sales price no part of which has been advanced or loaned to such Purchaser by Borrower or any Guarantor, directly or indirectly.

             The foregoing subcategories of Instruments are hereinafter referred to as "Conforming Instruments."

             The foregoing notwithstanding, in the event as of the end of any calendar quarter, commencing with the calendar quarter ending on June 30, 1993, the delinquency rate of either of the foregoing subcategories of Conforming Instruments then constituting Receivables Collateral exceeds an amount that Lender deems material, then upon written notice to Borrower, all Conforming Instruments which thereafter fall within such subcategory and constitute Receivables Collateral shall thereafter be deemed Nonconforming Instruments.

         3.  PREPAYMENT. The Loan may be prepaid as provided in the Original
             ----------
Agreement; provided however that for purposes of determining when and under what
           -------- -------
circumstances a prepayment may occur, the elapsed time of the term of the

Loan shall be measured from the date on which the last Advance is made under the terms of the Original Agreement, as amended by this Third Amendment.

          4. LIMITATION ON ADVANCES. At no time during the Term shall the unpaid
             ----------------------
principal balance of the Loan, together with the unpaid principal balance of the Construction Loan, exceed a total amount equal to Twenty-Two Million Dollars ($22,000,000.00) (the "Advance Limitation"), and Lender shall have no obligation to make any Advance under the Loan if such Advance would cause the Advance Limitation to be exceeded.

          5. INTERVAL RELEASES. SECTION 3.8 of the Original Agreement, as added
             -----------------
pursuant to the First Amendment, is hereby modified as follows: the reference to
SECTION 5.20(i) of the Construction Mortgage is hereby amended and shall hereafter include SECTIONS 5.20(i) and 5.20(iii) of the Construction Mortgage.

          6. FEES AND EXPENSES. In addition to the fees and expenses which have
             -----------------
been paid or are payable by Borrower pursuant to SECTION 8.16 of the Receivables Loan Agreement, Borrower shall pay to Lender a nonrefundable commitment fee (the "Commitment Fee") in the amount of $70,000, which nonrefundable fee was earned by Lender in consideration of Lender holding itself ready, willing and able to amend the Receivables Loan Agreement upon the terms and conditions set forth herein. The payment of the Commitment Fee is in addition to Borrower's obligation to pay a commitment fee to Lender for the Lender's commitment to modify and amend the Construction Loan Agreement and in addition to all other fees and expenses required to be paid by Borrower pursuant to the Second Amendment to Construction Loan Agreement of even date herewith. The Commitment Fee shall be due and payable in full not later than the date of the next Advance after the date hereof or on July 23, 1993, whichever shall occur first. Furthermore, Borrower shall pay, on demand, all costs and expenses arising from the preparation of this Third Amendment, the Closing of the amendment to the Construction Loan Documents, the issuing of Lender's commitment to make the Building 6 Advance, the making of the Building 6 Advance, or otherwise incurred by Lender in connection with this Third Amendment, including, but not limited to, title insurance premiums, other title company charges, recording fees, all charges for consumer credit and Bishop's reports, and U.C.C., tax lien, judgment and litigation searches, Lender's attorneys' fees and costs, appraisal fees, if any, survey costs, if any, inspection costs and fees, both during construction or otherwise, escrow disbursement expenses, any revenue and/or documentary stamps, intangible or recording taxes, out-of-pocket travel expenses incurred by Lender or its agents and employees, brokerage commissions, all fees and expenses of the Servicing Agent and Collection Agent in connection with this Third Amendment, a nonrefundable documentation fee of $10,000 (which constitutes the same documentation fee due under the Construction Loan Agreement), which shall be credited against Lender's attorneys' fees ($7,500 of which shall be payable upon full execution of this Third Amendment and the balance of which shall be payable on April 30, 1993), and any other costs, expenses or charges that may be imposed on or incurred by Lender as a result of this Amendment.

          7.  RENEWAL FEE. In addition to the fees and expenses described in
              ------------
Section 6 above, Borrower shall pay to Lender a nonrefundable renewal fee (the "Renewal Fee") which shall equal the product obtained when (i) one-twelfth of one percent of the Unused Availability (as hereinafter defined), (ii) is multiplied by the number of full or partial calendar months between March 31, 1993 and the end of the Borrowing Term. The Renewal Fee is paid in consideration of Lender holding itself ready, willing and able to renew and extend the Loan upon the terms and conditions set forth herein, and shall be due and payable in full on April 15, 1993. For purposes of this Section, the term Unused Availability shall mean the difference obtained when $13,500,000 is reduced by the unpaid principal balance of the Loan as of March 31, 1993.

          8.  INCENTIVE FEE.
              -------------

                (i) As additional consideration to Lender, Borrower shall pay to Lender an incentive fee (the "Building 6 Incentive Fee") equal to Sixty-One Thousand Two Hundred Dollars ($61,200.00) with respect to the Time-Share Interests sold by Borrower in Building 6 (as defined in the Construction Loan Agreement) ("Building 6 Intervals"). The Building 6 Incentive Fee shall be paid in installments equal to $500 per Building 6 Interval, plus related reasonable fees and expenses (all as set forth in the Mortgage), commencing with the first sale of a Building 6 Interval occurring after the Building 6 Maturity Date (as defined in the Construction Loan Agreement), and continuing until the entire Building 6 Incentive Fee is paid in full. Notwithstanding anything contained herein to the contrary, the Building 6 Incentive Fee is payable in full by Borrower on the first day of the 21st month after the making of the first Building 6 Advance (as defined in the Construction Loan Agreement).

               (ii) The provisions of paragraph 4 of the Second Amendment, dealing with the payment by Borrower to Lender of an Incentive Fee with respect to Time-Share Interests sold by Borrower in Building 3 (as defined in the Construction Loan Agreement) shall be amended in its entirety to read as follows:

                    4. Incentive Fee. As additional consideration to Lender,
                       -------------
Borrower shall pay to Lender an incentive fee (the "Building 3 Incentive Fee") equal to $30,600 with respect to Time-Share Interests sold by Borrower in Building 3 (as defined in the Construction Loan

          Agreement) of the Project ("Building 3 Intervals"). The Building 3 Incentive Fee shall be paid in installments equal to $500 per Building 3 Interval, plus related fees and expenses (all as set forth in the Mortgage), commencing with all sales occurring after October 31, 1993, and continuing until the entire Building 3 Incentive Fee is paid in full. Notwithstanding anything contained herein to the contrary, the Building 3 Incentive Fee is payable in full by Borrower on the 1st day of the 26th month after the initial Advance of the proceeds of the Construction Loan.

               (iii) Nothing contained herein shall modify, amend or limit the incentive fee payable by Borrower pursuant to SECTION 8.25 of the Receivables Loan Agreement with respect to the initial 48 Units of the Project.

          9. CONFIRMATION OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.
             ----------------------------------------------------------
Borrower hereby reaffirms, as if made as of the date hereof, all of Borrower's representations and warranties contained in the Receivables Loan Agreement. Borrower furthermore reaffirms the validity, enforceability and legality of the Documents, and all provisions of the Documents, as modified, are hereby confirmed and ratified. Without limiting the generality of the foregoing, Borrower hereby reaffirms the validity and enforceability of the Security Interest granted to Lender in the Receivables Collateral and the Residual Collateral as security for Borrower's payment and Performance of all Obligations, other than those Obligations arising out of the Environmental Certificate with Representations, Covenants and Warranties delivered in connection with the Construction Loan Agreement. Borrower hereby acknowledges and agrees that the definition of Obligations includes, without limitation, each and every obligation, duty, covenant, undertaking and condition which Borrower is required or has agreed to perform under the Documents and under the Construction Loan Documents, and each and every obligation of Borrower now or hereafter owing to Lender. In the event of a conflict or inconsistency between the provisions of the Original Agreement, the First Amendment and the Second Amendment, on the one hand, and the provisions of this Third Amendment, on the other hand, the provisions of this Third Amendment shall prevail.

          10. ASSOCIATION FINANCIAL STATEMENTS. Borrower shall supply to Lender,
              --------------------------------
no later than April 30, 1993, a copy of the 1992 fiscal year-end financial statements for each of the Association and the Borrower in the forms required by
SECTION 8.11(c) of the Original Agreement. Financial statements for the Association and for the Borrower for subsequent fiscal years shall be delivered within the 90-day period (as to the Association) and 120-day period (as to the Borrower) set forth in SECTION 8.11(c).

          11. SUBORDINATION. The provisions of SECTION 8.12 of the Original
              -------------
Agreement shall be amended in its entirety to read as follows:

              All indebtedness owed by the Borrower to its partners or Affiliates and all other indebtedness owed by Borrower shall be subordinated to the indebtedness of Borrower to Lender, under terms and conditions acceptable to Lender. Such Subordination Agreement shall, without limitation, (i) permit the payment of regularly scheduled installments of subordinated indebtedness in the absence of an Event of Default and (ii) prohibit the payment of any subordinated indebtedness and prohibit the exercise of any remedies against Borrower upon and during the continuance of an Event of Default.

          12. NET WORTH. The provisions of SECTION 8.22(a) of the Original
              ---------
Agreement shall be amended in its entirety to read as follows:

              (a) As of the end of each fiscal quarter of Borrower, Borrower shall maintain a net worth, calculated in accordance with generally accepted accounting principles, consistently applied ("GAAP"), of at least Six Million Dollars ($6,000,000).

          13. ADDITIONAL UNITS. The provisions of SECTION 8.23 of the Original
              ----------------
Agreement shall be amended in its entirety to read as follows:

              8.23 Borrower shall not, without Lender's prior written consent:
     (i) Construct additional condominium or time-share units within or adjacent to the Project (other than the time-share units comprising the Project) until at least 50% of the total Time-Share Interests in the Project have been sold, in bona fide transactions, to parties not Affiliated with Borrower or (ii) sell time-share intervals from such additional condominium or time-share units until at least 75% of the total Time-Share Interests contained within the Project have been sold, in bona fide transactions, to parties not Affiliated with Borrower.

          14. GUARANTORS' RATIFICATION. As a condition precedent to the
              ------------------------
effectiveness of this Third Amendment, Borrower shall cause the Guarantors to each execute a Ratification and Confirmation of Guarantee and Subordination Agreement in the forms attached hereto as EXHIBITS "A" and "B", thereby acknowledging the making of the agreements contained herein.

          15. DOCUMENT REFERENCE. All references to the "Loan Agreement" in the
              ------------------
Documents are hereby amended to refer to the Receivables Loan Agreement.

          16. CONTINUATION OF PROVISIONS. All terms, conditions and provisions
              --------------------------
of the Original Agreement, First Amendment and Second Amendment are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended or modified hereby. Without limiting the generality of the foregoing, an Event of Default shall be deemed to exist in the event there occurs an Event of Default under and as defined in the Construction Loan Agreement or in the event there occurs an act or event under any of the Construction Loan Documents, whether or not denominated as an "Event of Default," which expressly entitles the Lender to exercise its remedies. Borrower acknowledges that as of the date hereof, it has (i) no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender or as a basis to reduce or eliminate all or any part of its liability to repay the Loan and (ii) no other claim against Lender with respect to any aspect of the transaction in respect to which the Loan was made.

          17. CONDITIONS PRECEDENT. The amendments and modifications to the
              --------------------
Receivables Loan Agreement contained herein and Lender's obligations in this regard are subject to the following express conditions precedent:

              17.1 The following shall be delivered to Lender all in a form, manner and substance satisfactory to Lender:

                   (a) An original of this Third Amendment fully executed by the Borrower;

                   (b) An original of the Second Allonge to Receivables Promissory Note in a form acceptable to Lender, fully executed by Borrower;

                   (c) An original Second Modification to Mortgage, Assignment of Rents and Proceeds and Security Agreement in a form acceptable to Lender, fully executed by Borrower (the "Second Mortgage Modification");

                   (d) Ratification and Confirmation of Corporate Guarantee and Subordination Agreement in the form attached hereto as EXHIBIT "A", fully executed by Argosy Group, Inc.;

               (e) Ratification and Confirmation of Partnership Guarantee and Subordination Agreement in the form attached hereto as EXHIBIT "B", fully executed by Argosy Canyon Investments, L.P.;

               (f) Current updates of those opinion letters received by Lender in connection with the Construction Loan Agreement from Schreeder, Wheeler & Flint and Morrison & Foerster;

               (g) All documents required to be executed and delivered to Lender in connection with the amendment and modification of the Construction Loan Agreement;

               (h) Such resolutions and authorizations and such other documents as Lender may require relating to the existence and good standing of the Borrower and Guarantors, and the authority of any person executing this Second Amendment or any other documents on behalf of the Borrower or Guarantors; and

               (i) A commitment from First American Title Insurance Company, the issuer of Lender's ALTA extended coverage title insurance policy in connection with the Construction Loan Agreement (the "Title Policy"), to issue an endorsement, in form satisfactory to Lender, to Lender's Title Policy, insuring that the Construction Mortgage, as modified pursuant to the Second Mortgage Modification, continues to be a first lien upon the real property described therein, as security for, among other things, the timely and faithful payment of the Building 6 Incentive Fee, subject only to those exceptions contained in such title policy and to such additional exceptions as Lender may specifically approve in writing.

               (j) Evidence that the Real Property is environmentally acceptable to Lender. Lender has the right to require that Borrower retain the services of a firm acceptable to Lender and knowledgeable in environmental matters to perform a Phase I environmental assessment (and if requested by Lender, a site audit and regulatory compliance evaluation) of the Real Property and surrounding area. Such assessment, audit and evaluation (collectively, the "Investigation") may include, but not be limited to, soil and ground water testing to fully identify the scope of any environmental issues impacting the subject transaction. All costs incurred in performing the Investigation shall be borne by Borrower. The scope and results of the Investigation must be satisfactory to Lender. All costs associated with complying with EPA and other federal, state and local environmental standards, as indicated by the Investigation, shall be the sole responsibility of Borrower.

               (k) Updated UCC, tax lien, litigation and judgment searches for the following parties: (i) Borrower, (ii) Argosy Group,

          Inc., (iii) Argosy Canyon Investments, L.P., (iv) Herb Alfree, (v) Andrew J. Gessow, (vi) Vacation Ownership Marketing, Inc., dba Cypress Pointe Marketing Company, and (vii) Essex Builders Group, together with Bishops Reports for Andrew J. Gessow and Herb Alfree.

               (1) Evidence that Borrower has good and marketable title to the collateral pledged to Lender, that Lender's liens and security interest in such collateral have been duly perfected as first and prior liens and security interests, and that there are no other financing statements or liens filed against Borrower or on the property of Borrower except those that are approved by Lender.

               (m) Evidence that any fees due to any broker utilized by Borrower in connection with the subject transaction have been paid, together with evidence of the payment by Borrower of any other costs, fees and expenses then payable in connection with the Construction Loan and the Loan, including, without limitation, those fees, costs and expenses described in Section 6 hereof.

               (n) Such documents, instruments and agreements as Lender may require to effectuate the provisions of SECTION 11 hereof.

               17.2 No Event of Default shall exist and no event or condition shall exist which after notice or lapse of time, or both, would constitute an Event of Default.

               17.3 There shall have occurred no material adverse change in the Real Property or in the business or financial condition of Borrower and Guarantor since the date of the last financial statement submitted to Lender.

               17.4 Neither Borrower nor Guarantor shall have failed to disclosure to Lender any material information and no material information supplied by Borrower or Guarantor shall be found to be misleading, misrepresented or materially incorrect.

               17.5 All representations and warranties by Borrower shall remain true and correct, in all material respects, and all agreements the Borrower is to have performed or complied with at such time shall have been performed or complied with.

               17.6 Borrower and E.S. Financial, Inc. ("Servicer") shall acknowledge, in writing, in a form acceptable to Lender, Lender's unilateral right to terminate the Servicing Agreement between Lender, Servicer,

     Borrower and Old Kent Bank and Trust Company dated May ____, 1992, pursuant to Section 2.5(b) thereof.

          IN WITNESS WHEREOF, these presents are executed as of the date first indicated above.

                                                "BORROWER"

                                                CYPRESS POINTE RESORTS, L.P.,
                                                a Delaware limited partnership

                                                By: ARGOSY GROUP, INC.,
                                                    a Georgia corporation,
                                                    General Parmer


                                                    By /s/ [ILLEGIBLE SIGNATURE]
                                                      --------------------------
                                                    Its  Vice President
                                                      --------------------------


                                               "LENDER"
                                                GREYHOUND FINANCIAL CORPORATION,
                                                a Delaware corporation

                                                    By /s/ [ILLEGIBLE SIGNATURE]
                                                      --------------------------
                                                    Its  Vice President
                                                      --------------------------

                FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

          THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Fourth Amendment") is made and entered into as of the 16th day of December, 1993, by and between CYPRESS POINTE RESORTS, L.P., a Delaware limited partnership ("Borrower"), and GREYHOUND FINANCIAL CORPORATION, a Delaware corporation ("Lender").

                                  WITNESSETH:

          WHEREAS, as of December 19, 1991, Borrower and Lender's predecessor in interest, Greyhound Real Estate Finance Company, an Arizona corporation ("GREFCO"), entered into that Loan and Security Agreement (the "Original Agreement") pursuant to which Lender agreed to make a revolving loan to Borrower for the purposes set forth therein; and

          WHEREAS, Borrower and GREFCO modified and amended the Original Agreement pursuant to that Amendment to Loan and Security Agreement and Consent and Agreement of Guarantors dated as of November 9, 1992 (the "First Amendment"); and

          WHEREAS, pursuant to that Assignment dated as of January 13, 1993, between GREFCO and Lender, GREFCO assigned to Lender all of GREFCO's rights and obligations under the Original Agreement and the First Amendment and all other documents and instruments executed in connection therewith; and

          WHEREAS, pursuant to that Second Amendment to Loan and Security Agreement dated as of January 13, 1993 (the "Second Amendment"), Lender and Borrower amended the Original Agreement and First Amendment in certain respects; and

          WHEREAS, pursuant to that Third Amendment to Loan and Security Agreement dated as of April 7, 1993 (the "Third Amendment"), Lender and Borrower amended the Original Agreement, First Amendment, and Second Amendment in certain respects; and

          WHEREAS, Borrower and Lender have agreed to renew and further amend the Original Agreement, First Amendment, Second Amendment and Third Amendment pursuant to the terms and provisions of this Fourth Amendment.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.   DEFINITIONS. Except as specifically set forth in and/or modified
               -----------
by this Fourth Amendment, all capitalized terms set forth herein shall have the meanings set forth therefor in the Original Agreement, First Amendment, Second Amendment or Third Amendment, as the case may be. However, the following capitalized terms shall have the meanings set forth below, notwithstanding any contrary definitions contained in the Original Agreement, First Amendment, Second Amendment or Third Amendment.

               1.1 "BIENNIAL YEAR" shall mean each odd-numbered calendar year thereafter arising or each even-numbered calendar year thereafter arising.

               1.2 "BORROWING BASE" shall mean an amount equal to the lesser of
     (i) ninety percent (90%) of the unpaid principal balance payable under the Eligible Instruments, or (ii) ninety percent (90%) of the then present value assigned to the unmatured installments of principal and interest payable under the Eligible Instruments discounted at Lender's Prevailing Discount Rate.

               1.3 "BORROWING TERM" shall mean the period of time during which Lender is committed to make advances under the Receivables Loan Agreement, which commitment shall terminate on the earlier of (a) the date which occurs eighteen (18) months after the date of the first Advance which is made by Lender after the date of this Fourth Amendment or (b) September 13, 1995.

               1.4 "CONSTRUCTION LOAN AGREEMENT" shall mean that certain Construction Loan Agreement dated as of December 19, 1991, between Borrower and GREFCO, as modified and amended pursuant to that First Amendment to Construction Loan Agreement, dated as of January 13, 1993 between Borrower and Lender, and as modified and amended pursuant to that Second Amendment to Construction Loan Agreement dated as of April 7, 1993 between Borrower and Lender, and as further modified and amended pursuant to that Third Amendment to Construction Loan Agreement of even date herewith between Borrower and Lender and as from time to time further modified, extended, renewed, replaced or restated.

               1.5. "CONSTRUCTION MORTGAGE" shall mean, collectively, that certain Mortgage, Assignment of Rents and Proceeds and Security Agreement dated as of December 19, 1991 between Borrower and GREFCO; as amended by that certain First Amendment to Mortgage, Assignment of Rents and

     Proceeds and Security Agreement dated as of January 13, 1993 between Borrower and Lender; and as amended by that certain Second Amendment to Mortgage, Assignment of Rents and Proceeds and Security Agreement dated as of April 7, 1993 between Borrower and Lender; and as further amended by that certain Third Amendment to Mortgage, Assignment of Rents and Proceeds and Security Agreement of even date herewith between Lender and Borrower.

               1.6. "DELINQUENCY BALANCE" shall mean, individually and collectively, the unpaid principal balance due and owing under an Instrument, the installment payments under which have become more than 59 days past due and against which an Advance has been made.

               1.7. "ELIGIBLE INSTRUMENTS" shall mean the Instruments, each in substantially the form of Exhibit "A" appended to the Original Agreement, entered into by and between Borrower and those Persons who purchase a Time-Share Interest ((i) at least eighty percent (80%) of whom shall be residents of the United States, Canada or Puerto Rico, (ii) no more than twenty percent (20%) of whom shall be residents of countries or territories other than the United States, Canada or Puerto Rico, and (iii) no more than fifteen percent (15%) of whom shall be residents of Great Britain), which Eligible Instruments shall conform to the criteria and standards set forth on Exhibit "B" appended to the Original Agreement, as amended; provided,
                                                                    ---------
     however, that an Instrument shall cease to be an Eligible Instrument if (i)
     -------
     any installment payable thereunder, becomes more than fifty-nine (59) days past due and the Instrument under which such installment is payable is not replaced within ninety (90) days following the due date of such installment, or (ii) the contract fails to continue to conform to the criteria and standards set forth on Exhibit "B" appended to the Original Agreement, as amended.

               1.8. "FOREIGN INSTRUMENT" shall mean an Instrument delivered by a Purchaser who is not a resident of the United States, Canada or Puerto Rico.

               1.9. "MATURITY DATE" shall mean that date which shall occur seven (7) years after the date on which the last Advance is made under the terms of the Original Agreement as modified by this Fourth Amendment.

               1.10. "NOTE" shall mean the Promissory Note defined in the Original Agreement, as previously modified and amended and as further modified and amended pursuant to that Third Allonge to Receivables Promissory Note of even date herewith executed by Borrower and Lender.

          1.11 "OPENING PREPAYMENT DATE" shall mean the date which occurs twenty-four (24) months after the date on which the last Advance is made under the terms of the Original Agreement as amended by this Fourth Amendment.

          1.12 "PROJECT" shall mean the time-share condominium project known as Cypress Pointe Resort, constructed and to be constructed by Borrower in Orlando, Florida, comprised of 108 time-share units.

          1.13 "RECEIVABLES LOAN AGREEMENT" shall mean collectively, the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment.

          1.14 "TIME-SHARE INTEREST" shall mean the rights sold to a Purchaser to the exclusive use of a Unit in the Project and the Project common areas for a one (1) week period during each calendar year or during each Biennial Year.

    2.    PREPAYMENT. The Loan may be prepaid as provided in the Original
          ----------
Agreement; provided however that for purposes of determining when and under what
           -------- -------
circumstances a prepayment may occur, the elapsed time of the term of the Loan shall be measured from the date on which the last Advance is made under the terms of the Original Agreement, as amended by this Fourth Amendment.

    3.    INTERVAL RELEASES. SECTION 3.8 of the Original Agreement, as
          -----------------
added pursuant to the First Amendment, is hereby modified as follows: the reference to SECTION 5.20(i) of the Construction Mortgage is hereby amended and shall hereafter include SECTIONS 5.20(i), 5.20(iii) and 5.20(iv) of the Construction Mortgage.

    4.    FOREIGN INSTRUMENTS. Exhibit "B " of the Original Agreement,
          -------------------
constituting Eligibility Criteria, shall be amended with the addition of the following subparagraph:

          (1) In the event the Instrument is a Foreign Instrument, such Instrument provides for consecutive monthly installments of principal and interest in U.S. funds over a term not exceeding sixty (60) months from the date of its execution, with interest accruing on the unpaid principal balance of the Foreign Instrument at a rate not less than 10.9% per annum; Borrower has received from the Purchaser issuing such Foreign Instrument a minimum cash down payment of thirty percent (30%) of the total sales price, no part of which has been advanced or loaned to such Purchaser by Borrower or Guarantor, directly or indirectly; and Borrower has the right to collect monthly payments due and owing on such Foreign Instrument by debiting such Purchaser's credit card, which credit card shall be a Visa, Master Card or other internationally recognized credit card.

          5.    DELINQUENCY. A SECTION 3.9 shall be added to the Original
                -----------
Agreement reading as follows:

                3.9 In addition to any other rights and remedies available to Lender, Lender shall have no obligation of making an Advance against Foreign Instruments that constitute Eligible Instruments in the event, as of the end of any three (3) consecutive calendar months during the Borrowing Term, the Delinquency Balance under Foreign Instruments exceeds three percent (3%) of the aggregate then unpaid principal balance of all Foreign Instruments against which an Advance has been made; provided,
                                                                 --------
     however, in the event, as of the end of any three (3) consecutive calendar
     -------
     months thereafter during the Borrowing Term (the "Cure Period"), the Delinquency Balance on Foreign Instruments is equal to or less than three percent (3%) of the aggregate then unpaid principal balance of all Foreign Instruments against which an Advance has been made, then, subject to satisfaction of all other conditions precedent to the making of an Advance, Lender shall make Advances against Foreign Instruments; provided further
                                                             ----------------
     that in the event as of the end of any three (3) consecutive calendar
     ----
     months during the Borrowing Term but following the Cure Period, the Delinquency Balance under Foreign Instruments exceeds three percent (3%) of the aggregate then unpaid principal balance of all Foreign Instruments against which an Advance has been made, Lender shall have no further obligation to make Advances against Foreign Instruments; it being agreed and understood that Borrower shall be entitled to only one Cure Period during the Borrowing Term.

          6.    NET WORTH. The provisions of SECTION &22(a) of the Original
                ---------
Agreement, as modified by the Third Amendment, shall be amended in its entirety to read as follows:

                (a) As of the end of each fiscal quarter of Borrower, Borrower shall maintain a net worth, calculated in accordance with generally accepted accounting principles, consistently applied ("GAAP"), of at least Seven Million Dollars ($7,000,000).

          7.    FEES AND EXPENSES. In addition to the fees and expenses which
                -----------------
have been paid or are payable by Borrower pursuant to SECTION 8.16 of the Receivables Loan Agreement, Borrower shall pay to Lender, on demand, all costs and expenses arising from the preparation of this Fourth Amendment, or otherwise incurred by Lender in connection with this Fourth Amendment, including, but not limited to, title insurance premiums, other title company charges, recording fees, all charges for consumer credit and Bishop's reports, and U.C.C., tax lien, judgment and litigation searches, Lender's attorneys' fees and costs, appraisal fees, if any, survey costs, if any, inspection costs and fees, both during construction or otherwise, escrow disbursement expenses, any revenue and/or documentary stamps, intangible or recording taxes, out-of-pocket travel expenses incurred by Lender or its agents and employees, brokerage commissions, all fees and expenses of the Servicing Agent and Collection Agent in connection with this Fourth Amendment, a nonrefundable documentation fee of $12,500 (which constitutes the same documentation fee due under the Construction Loan Agreement), which shall be credited against Lender's attorneys' fees and any other costs, expenses or charges that may be imposed on or incurred by Lender as a result of this Fourth Amendment.

          8.    RENEWAL FEE. In addition to the fees and expenses described in
                -----------
 SECTION 7 above, Borrower shall pay to Lender a nonrefundable renewal fee (the "Renewal Fee") which shall equal the product obtained when (i) one-twelfth of one percent of the Unused Availability (as hereinafter defined), (ii) is multiplied by the number of full or partial calendar months between March 31, 1994 and the end of the Borrowing Term. The Renewal Fee is paid in consideration of Lender holding itself ready, willing and able to renew and extend the Loan upon the terms and conditions set forth herein, has been earned, and shall be due and payable in full on March 31, 1994. For purposes of this Section, the term Unused Availability shall mean the difference obtained when $20,000,000 is reduced by the unpaid principal balance of the Loan as of March 31, 1994. The Renewal Fee is in addition to Borrower's obligation to pay a commitment fee (the "Commitment Fee") to Lender for Lender's commitment to modify and amend the Construction Loan Agreement and in addition to all other fees and expenses required to be paid by Borrower pursuant to the Third Amendment to Construction Loan Agreement of even date herewith.

          9.    INCENTIVE FEE. As additional consideration to Lender, Borrower
                -------------
 shall pay to Lender an incentive fee (the "Building 5 Incentive Fee") equal to Seventy-Three Thousand Four Hundred Forty Dollars ($73,440.00) with respect to the Time-Share Interests sold by Borrower in Building 5 (as defined in the Construction Loan Agreement) ("Building 5 Intervals"). The Building 5 Incentive Fee shall be paid in installments equal to $2,325 per Building 5 Interval (or $1,165 in the event Building 5 Interval is a Time Share Interest to be used in a Biennial Year), plus related reasonable fees and expenses (all as set forth in the Mortgage), commencing with the first sale of a Building 5 Interval occurring after the earlier of (i) payment in full of all Building 5 Advances (as defined in the Construction Loan Agreement) and accrued interest thereon or
 (ii) the Building 5 Maturity Date (as defined in the Construction Loan Agreement), and continuing until the entire Building 5 Incentive Fee is paid in full. Notwithstanding anything contained herein to the contrary, the Building 5 Incentive Fee is payable in full by Borrower on the first day of the 281h month after the making of the first Building 5 Advance.

        10. CONFIRMATION OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Borrower
            ----------------------------------------------------------
hereby reaffirms, as if made as of the date hereof, all of Borrower's representations and warranties contained in the Receivables Loan Agreement. Borrower furthermore reaffirms the validity, enforceability and legality of the Documents, and all provisions of the Documents, as modified, are hereby confirmed and ratified. Without limiting the generality of the foregoing, Borrower hereby reaffirms the validity and enforceability of the Security Interest granted to Lender in the Receivables Collateral and the Residual Collateral as security for Borrower's payment and Performance of all Obligations, other than those Obligations arising out of the Environmental Certificate with Representations, Covenants and Warranties delivered in connection with the Construction Loan Agreement. Borrower hereby acknowledges and agrees that the definition of Obligations includes, without limitation, each and every obligation, duty, covenant, undertaking and condition which Borrower is required or has agreed to perform under the Documents and under the Construction Loan Documents, and each and every obligation of Borrower now or hereafter owing to Lender. In the event of a conflict or inconsistency between the provisions of the Original Agreement, the First Amendment, the Second Amendment and the Third Amendment, on the one hand, and the provisions of this Fourth Amendment, on the other hand, the provisions of this Fourth Amendment shall prevail.

          11. ADDITIONAL UNITS. The provisions of SECTION 8.23 of the Original
              -----------------
Agreement as amended by Section 13 of the Second Amendment shall be amended in its entirety to read as follows:

               8.23 Borrower shall not, without Lender's prior written consent:
     (i) Construct additional condominium or time-share units within or adjacent to the Project (other than the time-share units comprising the Project) until at least 50% of the total Time-Share Interests in Building 5 have been sold, in bona fide transactions, to parties not Affiliated with Borrower, (ii) sell time-share intervals from such additional condominium or time-share units until at least 75% of the total Time-Share Interests contained within Building 5 have been sold, in bona fide transactions, to parties not Affiliated with Borrower, or (iii) commence sales of Time-Share Interests in Building 5 until at least 75% of the Time-Share Interests in Building 6 (as defined in the Construction Loan Agreement) have been sold in bona fide transactions, to parties not Affiliated with Borrower, with Guarantor, with any partners of Borrower or with any partners of Guarantor.

          12. GUARANTORS' RATIFICATION. As a condition precedent to the
              ------------------------
effectiveness of this Fourth Amendment, Borrower shall cause the Guarantors to each execute a Ratification and Confirmation of Guarantee and Subordination Agreement in forms acceptable to Lender, thereby acknowledging the making of the agreements contained herein.

          13. DOCUMENT REFERENCE. All references to the "Loan Agreement" in the
              ------------------
Documents are hereby amended to refer to the Receivables Loan Agreement.

          14. CONTINUATION OF PROVISIONS. All terms, conditions and provisions
              --------------------------
of the Original Agreement, First Amendment, Second Amendment and Third Amendment are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended or modified hereby. Without limiting the generality of the foregoing, an Event of Default shall be deemed to exist in the event there occurs an Event of Default under and as defined in the Construction Loan Agreement or in the event there occurs an act or event under any of the Construction Loan Documents, whether or not denominated as an "Event of Default," which expressly entitles the Lender to exercise its remedies. Borrower acknowledges that as of the date hereof, it has (i) no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender or as a basis to reduce or eliminate all or any part of its liability to repay the Loan and (ii) no other claim against Lender with respect to any aspect of the transaction in respect to which the Loan was made. That certain letter agreement from Lender to Borrower dated October 13, 1993 is merged into this Fourth Amendment and such letter agreement shall, from and after the date hereof, have no further force or effect.

          15. CONDITIONS PRECEDENT. The amendments and modifications to the
              --------------------
Receivables Loan Agreement contained herein and Lender's obligations in this regard are subject to the following express conditions precedent:

               15.1 The following shall be delivered to Lender all in a form, manner and substance satisfactory to Lender:

                    (a) An original of this Fourth Amendment fully executed by the Borrower;

                    (b) An original of the Third Allonge to Receivables Promissory Note in a form acceptable to Lender, fully executed by Borrower;

                    (c) An original Third Modification to Mortgage, Assignment of Rents and Proceeds and Security Agreement in a form acceptable to Lender, fully executed by Borrower (the "Third Mortgage
          Modification");

                    (d) An original Ratification and Confirmation of Corporate Guarantee and Subordination Agreement in a form acceptable to Lender, fully executed by Argosy Group, Inc.;

                    (e) An original Ratification and Confirmation of Partnership Guarantee and Subordination Agreement in a form acceptable to Lender, fully executed by Argosy Canyon Investments, L.P.;

                    (f) Current updates of the opinion letter received by Lender in connection with the Receivables Loan Agreement from Schreeder, Wheeler & Flint together with an opinion letter from Borrower's counsel with respect to the service of process and foreclosure procedures available in the State of Florida with respect to Purchaser who are not residents of the United States or Canada;

                    (g) All documents required to be executed and delivered to Lender in connection with the amendment and modification of the Construction Loan Agreement;

                    (h) Such resolutions and authorizations and such other documents as Lender may require relating to the existence and good standing of the Borrower and Guarantors, and the authority of any person executing this Fourth Amendment or any other documents on behalf of the Borrower or Guarantors; and

                    (i) A commitment from First American Title Insurance Company, the issuer of Lenders ALTA extended coverage title insurance policy in connection with the Construction Loan Agreement (the "Title Policy"), to issue an endorsement, in form satisfactory to Lender, to Lender's Title Policy, insuring that the Construction Mortgage, as modified pursuant to the Third Mortgage Modification, continues to be a first lien upon the real property described therein, as security for, among other things, the timely and faithful payment of the Building 5 Incentive Fee, subject only to those exceptions contained in such title policy and to such additional exceptions as Lender may specifically approve in writing.

                    (j) Evidence that the Real Property is environmentally acceptable to Lender. Lender has the right to require that Borrower retain the services of a firm acceptable to Lender and knowledgeable in environmental matters to perform a Phase I environmental assessment (and if requested by Lender, a site audit and regulatory compliance evaluation) of the Real Property and surrounding area. Such assessment, audit and evaluation (collectively, the "Investigation") may include, but not be limited to, soil and ground water testing to fully identify the scope of any environmental issues impacting the subject transaction. All costs incurred in performing the Investigation shall be borne by Borrower. The scope and results of the Investigation must be satisfactory to Lender. All costs associated with complying with EPA and other federal, state and local environmental standards, as indicated by the Investigation, shall be the sole responsibility of Borrower.

                     (k) Updated UCC, tax lien, litigation and judgment searches for the following parties: (i) Borrower, (ii) Argosy Group, Inc.,
          (iii) Argosy Canyon Investments, L.P., (iv) Herb Alfree, (v) Andrew J. Gessow, (vi) Vacation Ownership Marketing, Inc., dba Cypress Pointe Marketing Company, and (vii) Essex Builders Group.

                     (l) Evidence that Borrower has good and marketable title to the collateral pledged to Lender, that Lender's liens and security interest in such collateral have been duly perfected as first and prior liens and security interests, and that there are no other financing statements or liens filed against Borrower or on the property of Borrower except those that are approved by Lender.

                     (m) Evidence that any fees due to any broker utilized by Borrower in connection with the subject transaction have been paid, together with evidence of the payment by Borrower of any other costs, fees and expenses then payable in connection with the Construction Loan and the Loan, including, without limitation, those fees, costs and expenses described in SECTION 7 and SECTION 8 hereof.

               15.2. No Event of Default shall exist and no event or condition shall exist which after notice or lapse of time, or both, would constitute an Event of Default

               15.3. There shall have occurred no material adverse change in the Real Property or in the business or financial condition of Borrower and Guarantor since the date of the last financial statement submitted to Lender.

               15.4. Neither Borrower nor Guarantor shall have failed to disclosure to Lender any material information and no material information supplied by Borrower or Guarantor shall be found to be misleading, misrepresented or materially incorrect.

          l5.5. All representations and warranties by Borrower shall remain true and correct, in all material respects, and all agreements the Borrower is to have performed or complied with at such time shall have been performed or complied with.

          IN WITNESS WHEREOF, these presents are executed as of the date first indicated above.

                                     "BORROWER"

                                     CYPRESS POINTE RESORTS, L.P.,
                                     a Delaware limited partnership


                                     By:  ARGOSY GROUP, INC., a Georgia
                                          corporation, General Partner

                                          By /s/ [ILLEGIBLE SIGNATURE]
                                             ---------------------------
                                          Its  Secretary
                                              --------------------------


                                     "LENDER"

                                     GREYHOUND FINANCIAL
                                     CORPORATION, a Delaware corporation

                                     By /s/ [ILLEGIBLE SIGNATURE]
                                        --------------------------------
                                     Its  SENIOR VICE PRESIDENT
                                        --------------------------------

                            FIFTH AMENDMENT TO LOAN
                            AND SECURITY AGREEMENT
                            ----------------------

          THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Fifth Amendment") is made and entered into as of the 28th day of June, 1994, by and between CYPRESS POINTE RESORTS, L.P., a Delaware limited partnership ("Borrower"), and GREYHOUND FINANCIAL CORPORATION, a Delaware corporation ("Lender").

                                  WITNESSETH:

          WHEREAS, as of December 19, 1991, Borrower and Lender's predecessor in interest, Greyhound Real Estate Finance Company, an Arizona corporation ("GREFCO"), entered into that Loan and Security Agreement (the "Original Agreement") pursuant to which Lender agreed to make a revolving loan to Borrower for the purposes set forth therein; and

          WHEREAS, Borrower and GREFCO modified and amended the Original Agreement pursuant to that Amendment to Loan and Security Agreement and Consent and Agreement of Guarantors dated as of November 9, 1992 (the "First Amendment"); and

          WHEREAS, pursuant to that Assignment dated as of January 13, 1993, between GREFCO and Lender, GREFCO assigned to Lender all of GREFCO's rights and obligations under the Original Agreement and the First Amendment and all other documents and instruments executed in connection therewith; and

          WHEREAS, pursuant to that Second Amendment to Loan and Security Agreement dated as of January 13, 1993 (the "Second Amendment"), Lender and Borrower amended the Original Agreement and First Amendment in certain respects; and

          WHEREAS, pursuant to that Third Amendment to Loan and Security Agreement dated as of April 7, 1993 (the "Third Amendment"), Lender and Borrower amended the Original Agreement, First Amendment, and Second Amendment in certain respects; and

          WHEREAS, pursuant to that Fourth Amendment to Loan and Security Agreement dated as of December 16, 1993 (the "Fourth Amendment"), Lender and Borrower amended the Original Agreement, First Amendment, Second Amendment and Third Amendment in certain respects; and

          WHEREAS, Borrower and Lender have agreed to further amend the Original Agreement, First Amendment, Second Amendment, Third Amendment and Fourth Amendment pursuant to the terms and provisions of this Fifth Amendment.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Definitions. Except as specifically set forth in and/or modified
             -----------
by this Fifth Amendment, all capitalized terms set forth herein shall have the meanings set forth therefor in the Original Agreement, First Amendment, Second Amendment, Third Amendment or Fourth Amendment, as the case may be. However, the following capitalized terms shall have the meanings set forth below, notwithstanding any contrary definitions contained in the Original Agreement, First Amendment, Second Amendment, Third Amendment or Fourth Amendment.

                1.1 "CONSTRUCTION LOAN AGREEMENT" shall mean that certain Construction Loan Agreement dated as of December 19, 1991, between Borrower and GREFCO, as modified and amended pursuant to that First Amendment to Construction Loan Agreement, dated as of January 13, 1993 between Borrower and Lender, and as modified and amended pursuant to that Second Amendment to Construction Loan Agreement dated as of April 7, 1993 between Borrower and Lender, as further modified and amended pursuant to that Third Amendment to Construction Loan Agreement dated as of December 16, 1993 between Borrower and Lender, and as further modified and amended pursuant to that Fourth Amendment to Construction Loan Agreement of even date herewith between Borrower and Lender and as from time to time further modified, extended, renewed, replaced or restated.

               1.2. "CONSTRUCTION MORTGAGE" shall mean, collectively, that certain Mortgage, Assignment of Rents and Proceeds and Security Agreement dated as of December 19, 1991 between Borrower and GREFCO; as amended by that certain First Amendment to Mortgage, Assignment of Rents and Proceeds and Security Agreement dated as of January 13, 1993 between Borrower and Lender, as amended by that certain Second Amendment to Mortgage, Assignment of Rents and Proceeds and Security Agreement dated as of April 7, 1993 between Borrower and Lender; as further amended by that certain Third Amendment to Mortgage, Assignment of Rents and Proceeds and Security Agreement dated as of December 16, 1993 between Borrower and Lender, and as further amended by that certain Fourth Amendment to Mortgage, Assignment of Rents and Proceeds and Security Agreement of even date herewith between Borrower and Lender.

                1.3 "PROJECT" shall mean the time-share condominium project known as Cypress Pointe Resort, constructed and to be constructed by Borrower in Orlando, Florida, comprised of 144 time-share units.

                1.4 "RECEIVABLES LOAN AGREEMENT" shall mean, collectively, the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment.

          2.  Fees and Expenses. In addition to the fees and expenses which
              -----------------
have been paid or are payable by Borrower pursuant to Section 8.16 of the Receivables Lean Agreement, Borrower shall pay to Lender, on demand, all costs and expenses arising from the preparation of this Fifth Amendment, or otherwise incurred by Lender in connection with this Fifth Amendment, including but not limited to, title insurance premiums, other title company charges, recording fees, all charges for consumer credit and Bishop's reports, and U.C.C., tax lien, judgment and litigation searches, Lenders attorneys' fees and costs, appraisal fees, if any, survey costs, if any, inspection costs and fees, both during construction or otherwise, escrow disbursement expenses, any revenue and/or documentary stamps, intangible or recording taxes, out-of-pocket travel expenses incurred by Lender or its agents and employees, brokerage commissions, all fees and expenses of the Servicing Agent and Collection Agent in connection with this Fifth Amendment, Lender's counsel's attorneys' fees, which fees, together with the fees payable in connection with the amendments of even date herewith to the Construction Loan Agreement, shall not exceed $12,500, Lender's counsel's out-of-pocket costs and expenses, and any other costs, expenses or charges that may be imposed on or incurred by Lender as a result of this Fifth Amendment.

          3. Incentive Fee. As additional consideration to Lender, Borrower
             -------------
shall pay to Lender an incentive fee (the "Building 7 Incentive Fee") equal to Seventy-Three Thousand Four Hundred Forty Dollars ($73,440.00) with respect to the Time-Share Interests sold by Borrower in Building 7 (as defined in the Construction Lean Agreement) ("Building 7 Intervals"). The Building 7 Incentive Fee shall be paid in installments equal to $2,175 per Building 7 Interval (or $1,090 in the event Building 7 Interval is a Time Share Interest to be used in a Biennial Year), plus related reasonable fees and expenses (all as set forth in the Mortgage), commencing with the first sale of a Building 7 Interval occurring after the earlier of (i) payment in full of all Building 7 Advances (as defined in the Construction Lean Agreement) and accrued interest thereon or (ii) the Building 7 Maturity Date (as defined in the Construction Loan Agreement), and continuing until the entire Building 7 Incentive Fee is paid in full. Notwithstanding anything contained herein to the contrary, the Building 7 Incentive Fee is payable in full by Borrower on the first day of the 24th month after the making of the first Building 7 Advance.

          4. Confirmation of Representations, Warranties and Agreements.
             ----------------------------------------------------------
Borrower hereby reaffirms, as if made as of the date hereof, all of Borrower's representations and warranties contained in the Receivables Loan Agreement. Borrower furthermore reaffirms the validity, enforceability and legality of the Documents, and all provisions of the Documents, as modified, are hereby confirmed and ratified. Without limiting the generality of the foregoing, Borrower hereby reaffirms the validity and enforceability of the Security Interest granted to Lender in the Receivables Collateral and the Residual Collateral as security for Borrower's payment and Performance of all Obligations, other than those Obligations arising out of the Environmental Certificate with Representations, Covenants and Warranties delivered in connection with the Construction Loan Agreement. Borrower hereby acknowledges and agrees that the definition of Obligations includes, without limitation, each and every obligation, duty, covenant, undertaking and condition which Borrower is required or has agreed to perform under the Documents and under the Construction Loan Documents, and each and every obligation of Borrower now or hereafter owing to Lender. In the event of a conflict or inconsistency between the provisions of the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, on the one hand, and the provisions of this Fifth Amendment, on the other hand, the provisions of this Fifth Amendment shall prevail.

          5. Nonconforming Instruments. The provisions of Section 3.7 of the
             -------------------------
Original Agreement, added to the Original Agreement pursuant to the First Amendment, shall be amended in its entirety to read as follows:

                 3.7 Lender will make Advances against Nonconforming Instruments on the condition that (i) such Instruments otherwise qualify as Eligible Instruments, (ii) at no time during the Term shall the total amount advanced against Nonconforming Instruments, less payments received by Lender under such Instruments, exceed $6,000,000.00; (iii) Borrower is otherwise entitled to an Advance under the provisions of the Receivables Agreement and (iv) the Delinquency Balance under Nonconforming Instruments as of the end of any preceding three (3) consecutive calendar months during the Borrowing Tetra does not exceed three percent (3%) of the aggregate then unpaid principal balance of all Nonconforming Instruments against which an Advance has been made. In the event Lender does not make an Advance against Nonconforming Instruments as a result of the occurrence of the event set forth in clause (iv) above, but as of the end of any three (3) consecutive calendar months thereafter during the Borrowing Term (the "Nonconforming Instrument Cure Period"), the Delinquency Balance on Nonconforming Instruments is equal to or less than three percent (3%) of the aggregate then unpaid principal balance of all Nonconforming Instruments against which an Advance has been made, then, subject to the satisfaction of all other conditions precedent to the making of an Advance, Lender shall make an Advance against Nonconforming Instruments; provided further that in the event as of the end of any three (3) consecutive calendar months during the Borrowing Term but following the Nonconforming Instrument Cure Period, the Delinquency Balance under Nonconforming Instruments exceeds three percent (3%) of the aggregate then unpaid principal balance of all of Nonconforming Instruments against which an Advance has been made, Lender shall have no further obligation to make Advances against Nonconforming Instruments; it being agreed and understood that Borrower shall be entitled to only one Nonconforming Instrument Cure Period during the Borrowing Term. At all times during which the Nonconforming Instrument Ratio is in excess of thirty percent (30%), the Nonconforming Borrowing Base shall be used for purposes of determining the amount of Advances to be made against Nonconforming Instruments. Borrower shall not permit the Nonconforming Instrument Ratio to be in excess of thirty percent (30%) for a period in excess of sixty (60) days at any time during the Term.

          6.  Additional Units. The provisions of Section 8.23 of the Original
              ----------------
Agreement as amended by Section 13 of the Second Amendment and Section 11 of the Fourth Amendment shall be amended in their entirety to read as follows:

               8.23 Borrower shall not, without Lender's prior written consent:
          (i) construct additional condominium or time-share units within or adjacent to the Project (other than the time-share units comprising the Project) until at least 50% of the total Time-Share Interests in each of Buildings 5 and 7 have been sold, in bona fide transactions, to parties not Affiliated with Borrower, (ii) sell time-share intervals from such additional condominium or time-share units until at least 75% of the total Time-Share Interests contained within each of Braidings 5 and 7 have been sold, in bona fide transactions, to parties not Affiliated with Borrower, (iii) commence sales of Time-Share Interests in Building 5 until at least 75% of the Time-Share Interests in Building 6 (as defined in the Construction Loan Agreement) have been sold in bona fide transactions, to parties not Affiliated with Borrower, with Guarantor, with any partners of Borrower or with any partners of Guarantor, (iv) commence sales of Time-Share Interests in Building 7 until at least 75% of the Time-Share Interests in Building 5 have been sold in bona fide transactions, to parties not Affiliated with Borrower, with Guarantor, with any partners of Borrower or with any partners of Guarantor, or
          (v) commence construction of Building 7 until sales of Time-Share Interests in Building 5 have commenced.

          7. Guarantors' Ratification. As a condition precedent to the
             ------------------------
effectiveness of this Fifth Amendment, Borrower shall cause the Guarantors to each execute a Ratification and Confirmation of Guarantee and Subordination Agreement in forms acceptable to Lender, thereby acknowledging the making of the agreements contained herein.

          8. Continuation of Provisions. All terms, conditions and provisions
             --------------------------
of the Original Agreement, First Amendment, Second Amendment, Third Amendment and Fourth Amendment are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended or modified hereby. Without limiting the generality of the foregoing an Event of Default shall be deemed to exist in the event there occurs an Event of Default under and as defined in the Construction Loan Agreement or in the event there occurs an act or event under any of the Construction Loan Documents, whether or not denominated as an "Event of Default," which expressly entitles the Lender to exercise its remedies. Borrower acknowledges that as of the date hereof, it has
(i) no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender or as a basis to reduce or eliminate all or any part of its liability to repay the Loan and (ii) no other claim against Lender with respect to any aspect of the transaction in respect to which the Loan was made. That certain financing proposal from Lender to Borrower dated May 1O, 1994 is merged into this Fifth Amendment and such financing proposal shall, from and after the date hereof, have no further force or effect.

           9.  Conditions Precedent. The amendments and modifications to
               --------------------
the Receivables Loan Agreement contained herein and Lender's obligations in this regard are subject to the following express conditions precedent:

               9.1 The following shall be delivered to Lender all in a form, manner and substance satisfactory to Lender:

                   (a) An original of this Fifth Amendment fully executed by the Borrower;

                   (b) An original Fourth Modification to Mortgage, Assignment of Rents and Proceeds and Security Agreement in a form acceptable to Lender, fully executed by Borrower (the "Fourth Mortgage Modification");

                   (c) An original Ratification and Confirmation of Corporate Guarantee and Subordination Agreement in a form acceptable to Lender, fully executed by Argosy Group, Inc.;

                   (d) An original Ratification and Confirmation of Partnership Guarantee and Subordination Agreement in a form acceptable to Lender, fully executed by Argosy Canyon Investments, L.P.;

                   (e) Current updates of the opinion letter received by Lender in connection with the Receivables Loan Agreement from Schreeder, Wheeler & Flint;

                   (f) All documents required to be executed and delivered to Lender in connection with the amendment and modification of the Construction Loan Agreement;

                   (g) Such resolutions and authorizations and such other documents as Lender may require relating to the existence and good standing of the Borrower and Guarantors, and the authority of any person executing this Fifth Amendment or any other documents on behalf of the Borrower or Guarantors;

                   (h) A commitment from First American Title Insurance
          Company, the issuer of Lender's ALTA extended coverage title insurance policy in connection with the Construction Loan Agreement (the "Title Policy"), to issue an endorsement, in form satisfactory to Lender, to Lender's Title Policy, insuring that the Construction Mortgage, as modified pursuant to the Fourth Mortgage Modification, continues to be a first lien upon the real property described therein, as security for, among other things, the timely and faithful payment of the Building 7 Incentive Fee, subject only to those exceptions contained in such title policy and to such additional exceptions as Lender may specifically approve in writing;

                   (i) Evidence that the Real Property is environmentally acceptable to Lender, Lender has the fight to require that Borrower the services as a firm acceptable to Lender and knowledgeable in environmental matters to perform a Phase I environmental assessment (and if requested by Lender, a site audit and regulator compliance evaluation) of the Real Property and surrounding area. Such assessment, audit and evaluation (collectively, the "Investigation") may include, but not be limited to, soil and ground water testing to fully identify the scope of any environmental issues impacting the subject transaction. All costs incurred in performing the Investigation shall be borne by Borrower. The scope and results of the Investigation must be satisfactory to Lender. All costs associated with complying with EPA and other federal, state and local environmental standards, as indicated by the Investigation, shall be the sole responsibility of Borrower;

                    (j) Updated Dun & Bradstreet report for Borrower and updated UCC, tax lien, litigation and judgment searches for the following parties: (i) Borrower, (ii) Argosy Group, Inc., and (iii) Argosy Canyon Investments, L.P.;

                    (k) Evidence that Borrower has good and marketable title to the collateral pledged to Lender, that Lender's liens and security interest in such collateral have been duly perfected as first and prior liens and security interests, and that there are no other financing statements or liens filed against Borrower or on the property of Borrower except those that are approved by Lender; and

                    (l) Evidence that any fees due to any broker utilized by Borrower in connection with the subject transaction have been paid, together with evidence of the payment by Borrower of any other costs, fees and expenses then payable in connection with the Construction Loan and the Loan, including, without limitation, those fees, costs and expenses described in Section 2 and Section 3 hereof.

               9.2. No Event of Default shall exist and no event or condition shall exist which after notice or lapse of time, or both, would constitute an Event of Default

               9.3 There shall have occurred no material adverse change in the Real Property or in the business or financial condition of Borrower and Guarantor singe the date of the last financial statement submitted to Lender.

               9.4. Neither Borrower nor Guarantor shall have failed to disclose to Lender any material information and no material information supplied by Borrower or Guarantor shall be found to be misleading, misrepresented or materially incorrect.

               9.5. All representations and warranties by Borrower shall remain true and correct, in all material respects, and all agreements the Borrower is to have performed or complied with at such time shall have been performed or complied with.

          IN WITNESS WHEREOF, these presents are executed as of the date first indicated above.

                                        "BORROWER"

                                        CYPRESS POINTE RESORTS, L.P.,
                                        a Delaware limited partnership

                                        By:  ARGOSY GROUP, INC., a Georgia
                                             corporation, General Partner


                                             By  /s/ [SIGNATURE ILLEGIBLE]
                                                 -------------------------------
                                             Its Vice President

                                        "LENDER"

                                        GREYHOUND FINANCIAL
                                        CORPORATION, a Delaware
                                        corporation

                                        By  /s/ [SIGNATURE ILLEGIBLE]
                                            -----------------------------------
                                        Its SENIOR VICE PRESIDENT

                            SIXTH AMENDMENT TO LOAN
                             AND SECURITY AGREEMENT
                            -----------------------

          THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Sixth Amendment") is made and entered into as of the 16th day of December, 1994, by and between CYPRESS POINTE RESORTS, L.P., a Delaware limited partnership ("Borrower"), and GREYHOUND FINANCIAL CORPORATION, a Delaware corporation ("Lender").

                                  WITNESSETH:
                                  ----------

          WHEREAS, as of December 19, 1991, Borrower and Lender's predecessor in interest, Greyhound Real Estate Finance Company, an Arizona corporation ("GREFCO"), entered into that Loan and Security Agreement (the "Original Agreement") pursuant to which Lender agreed to make a revolving loan to Borrower for the purposes set forth therein; and

          WHEREAS, Borrower and GREFCO modified and amended the Original Agreement pursuant to that Amendment to Loan and Security Agreement and Consent and Agreement of Guarantors dated as of November 9, 1992 (the "First Amendment"); and

          WHEREAS, pursuant to that Assignment dated as of January 13, 1993, between GREFCO and Lender, GREFCO assigned to Lender all of GREFCO's rights and obligations under the Original Agreement and the First Amendment and all other documents and instruments executed in connection therewith; and

          WHEREAS, pursuant to that Second Amendment to Loan and Security Agreement dated as of January 13, 1993 (the "Second Amendment"), Lender and Borrower amended the Original Agreement and First Amendment in certain respects; and

          WHEREAS, pursuant to that Third Amendment to Loan and Security Agreement dated as of April 7, 1993 (the "Third Amendment"), Lender and Borrower amended the Original Agreement, First Amendment, and Second Amendment in certain respects; and

          WHEREAS, pursuant to that Fourth Amendment to Loan and Security Agreement dated as of December 16, 1993 (the "Fourth Amendment"), Lender and Borrower amended the Original Agreement, First Amendment, Second Amendment and Third Amendment in certain respects; and

          WHEREAS, pursuant to that Fifth Amendment to Loan and Security Agreement dated as of June 28, 1994 (the "Fifth Amendment"), Lender and Borrower amended the Original Agreement, First Amendment, Second Amendment, Third Amendment and Fourth Amendment in certain respects; and

          WHEREAS, Borrower and Lender have agreed to further amend the Original Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment pursuant to the terms and provisions of this Sixth Amendment.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.  DEFINITIONS. Except as specifically set forth in and/or modified
              -----------
by this Sixth Amendment, all capitalized terms set forth herein shall have the meanings set forth therefor in the Original Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment or Fifth Amendment, as the case may be. However, the following capitalized terms shall have the meanings set forth below, notwithstanding any contrary definitions contained in the Original Agreement, First Amendment, Second Amendment, Third Amendment or Fourth Amendment.

               1.1 "BORROWING TERM" shall mean the period of time during which Lender is committed to make advances under the Receivables Loan Agreement, which commitment shall terminate on the earlier of (a) the date which occurs eighteen (18) months after the date of the first Advance which is made by Lender after the date of this Sixth Amendment or (b) September 9, 1996.

               1.2 "ELIGIBLE INSTRUMENTS" shall mean the Instruments, each in substantially the form of Exhibit "A" appended to the Original Agreement, entered into by and between Borrower and those Persons who purchase a Time-Share Interest (at least seventy-five percent (75%) of whom shall be residents of the United States, Canada or Puerto Rico), which Eligible Instruments shall conform to the criteria and standards set forth on Exhibit "A" appended to the Sixth Amendment, as further amended from time to time; provided, however, that an Instrument shall cease to be an
              -----------------
     Eligible Instrument if (i) any installment payable thereunder, becomes more than fifty-nine (59) days past due and the Instrument under which such installment is payable is not replaced within ninety (90) days following the due date of such installment, or (ii) the contract fails to continue to conform to the criteria and standards set forth on Exhibit "A" appended to the Sixth Amendment, as further amended from time to time.

          1.3 "MATURITY DATE" shall mean that date which shall occur ten (10) years after the date on which the last Advance is made under the terms of the Original Agreement as modified by this Sixth Amendment.

          1.4 "MAXIMUM LOAN AMOUNT" shall mean the sum of Twenty-Five Million Dollars ($25,000,000.00); provided, however, that if at any time during the Borrowing Term the unpaid principal balance under the Construction Loan exceeds $3,000,000.00, then the Maximum Loan Amount shall be reduced by the amount that the unpaid principal balance of the Construction Loan exceeds $3,000,000.00 until the unpaid principal balance of the Construction Loan is reduced to $3,000,000.00 or less.

          1.5 "NOTE" shall mean the Promissory Note defined in the Original Agreement, as previously modified and amended and as further modified and amended pursuant to that Fourth Allonge to Receivables Promissory Note of even date herewith executed by Borrower and Lender.

          1.6 "OPENING PREPAYMENT DATE" shall mean the date which occurs twenty-four (24) months after the date on which the last Advance is made under the terms of the Original Agreement as amended by this Sixth Amendment.

          1.7 "RECEIVABLES LOAN AGREEMENT" shall mean, collectively, the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment.

     2. ADDITIONAL AMENDMENTS. The Loan Documents shall be further amended as follows:

          2.1 Exhibit "B" to the Original Agreement, constituting the Eligibility Criteria, as subsequently amended, shall be amended and restated in its entirety to read as set forth on the attached Exhibit "A",
                                                                   -----------
     incorporated herein by reference.

          2.2 The following definitions shall be deleted from the Receivables Loan Agreement:

              (i)  Non-Conforming Borrowing Base;

              (ii) Non-Conforming Instrument Ratio;

                    (iii)  Non-Conforming Instruments; and

                    (iv)   Conforming Instruments.

               2.3 All references in the Receivables Loan Agreement to Conforming Instruments shall be amended to mean Instruments.

               2.4 The provisions of Section 3.7 of the Original Agreement, added to the Original Agreement pursuant to the First Amendment and thereafter modified pursuant to the Fifth Amendment, shall be deleted in its entirety.

          3.  PREPAYMENT. The Loan may be prepaid as provided in the Original
              ----------
Agreement; provided however, that for purposes of determining when and under
           ----------------
what circumstances a prepayment may occur, the elapsed time of the term of the Loan shall be measured from the date on which the last Advance is made under the terms of the Original Agreement, as amended by this Sixth Amendment.

          4.  Limitation on Advances. At no time during the Term shall the
              ----------------------
unpaid principal balance of the Loan, together with the unpaid principal balance of the Construction Loan, exceed a total amount equal to Twenty-Eight Million Dollars ($28,000,000.00) (the "Advance Limitation"), and Lender shall have no obligation to make any Advance under the Loan if such Advance would cause the Advance Limitation to be exceeded.

           5.  RETURN OF INSTRUMENTS. To the extent the Lender has the
               ---------------------
obligation of returning to Borrower an Instrument in Lender's possession, Lender will make reasonable efforts to return such Instrument to Borrower no later than thirty (30) days following the later to occur of (i) the receipt from Borrower of a form of reassignment acceptable to Lender or (ii) the receipt by Lender of a servicing report from the Servicing Agent reflecting that Lender has the obligation of returning such Instrument to Borrower.

           6.  FEES AND EXPENSES. In addition to the fees and expenses which
               -----------------
have been paid or are payable by Borrower pursuant to Section 8.16 of the Receivables Loan Agreements, Borrower shall pay to Lender a nonrefundable loan fee (the "Loan Fee") in the amount of $50,000, which nonrefundable fee was earned by Lender in consideration of Lender holding itself ready, willing and able to amend the Receivables Loan Agreement upon the terms and conditions set forth herein. One-half of the Loan Fee shall be due and payable in full not later than the date of the first Advance after the date hereof or on January 31, 1995, whichever shall occur first, and the remaining one-half of the Loan Fee shall be due and payable in full not later than the date of the second Advance after the date hereof or on February 28, 1995, whichever shall occur first. Furthermore, Borrower shall pay to Lender, on demand, all costs and expenses arising from the preparation of this Sixth Amendment, or otherwise incurred by Lender in connection with this Sixth Amendment, including, but not limited to, title insurance premiums, other title company charges, recording fees, all charges for consumer credit and Bishop's reports, and U.C.C., tax lien, judgment and litigation searches, Lender's attorneys' fees and costs, appraisal fees, if any, survey costs, if any, inspection costs and fees, both during construction or otherwise, escrow disbursement expenses, any revenue and/or documentary stamps, intangible or recording taxes, out-of-pocket travel expenses incurred by Lender or its agents and employees, brokerage commissions, all fees and expenses of the Servicing Agent and Collection Agent in connection with this Sixth Amendment, Lender's counsel's attorneys' fee (which fees will not exceed $5,000.00 provided that there are no protracted negotiations among the parties and further provided that no significant unforeseen issues arise), Lender's counsel's out-of-pocket costs and expenses, and any other costs, expenses or charges that may be imposed on or incurred by Lender as a result of this Sixth Amendment.

          7.     CONFIRMATION OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.
                 ----------------------------------------------------------
 Borrower hereby reaffirms, as if made as of the date hereof, all of Borrower's representations and warranties contained in the Receivables Loan Agreement. Without limiting the generality of the foregoing, Borrower represents and warrants that there has occurred no material adverse change in the Real Property, Receivables Collateral or Residual Collateral or in the business or financial condition of Borrower or Guarantor since the date of the last financial statements submitted to Lender and that neither Borrower nor Guarantor has failed to disclose to Lender any information material to the Loan. Borrower furthermore reaffirms the validity, enforceability and legality of the Documents, and all provisions of the Documents, as modified, are hereby confirmed and ratified. Without limiting the generality of the foregoing, Borrower hereby reaffirms the validity and enforceability of the Security Interest granted to Lender in the Receivables Collateral and the Residual Collateral as security for Borrower's payment and Performance of all Obligations, other than those Obligations arising out of the Environmental Certificate with Representations, Covenants and Warranties delivered in connection with the Construction Loan Agreement. Borrower hereby acknowledges and agrees that the definition of Obligations includes, without limitation, each and every obligation, duty, covenant, undertaking and condition which Borrower is required or has agreed to perform under the Documents and under the Construction Loan Documents, and each and every obligation of Borrower now or hereafter owing to Lender. In the event of a conflict or inconsistency between the provisions of the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment or the Fifth Amendment, on the one hand, and the provisions of this Sixth Amendment, on the other hand, the provisions of this Sixth Amendment shall prevail.

           8. GUARANTORS' RATIFICATION. As a condition precedent to the
              ------------------------
effectiveness of this Sixth Amendment, Borrower shall cause the Guarantors to each execute a Ratification and Confirmation of Guarantee and Subordination Agreement in forms acceptable to Lender, thereby acknowledging the making of the agreements contained herein.

           9. CONTINUATION OF PROVISIONS. All terms, conditions and provisions
              --------------------------
of the Original Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended or modified hereby. Without limiting the generality of the foregoing, an Event of Default shall be deemed to exist in the event there occurs an Event of Default under and as defined in the Construction Loan Agreement or in the event there occurs an act or event under any of the Construction Loan Documents, whether or not denominated as an "Event of Default," which expressly entitles the Lender to exercise its remedies. Borrower acknowledges that as of the date hereof, it has
(i) no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender or as a basis to reduce or eliminate all or any part of its liability to repay the Loan and (ii) no other claim against Lender with respect to any aspect of the transaction in respect to which the Loan was made. That certain financing proposal from Lender to Borrower dated November 23, 1994, and that certain letter from Carol Sullivan & Associates, Inc. to Lender of August 16, 1994, are merged into this Sixth Amendment and such financing proposal and letter shall, from and after the date hereof, have no further force or effect.

          10.   CONDITIONS PRECEDENT. The amendments and modifications to the
                --------------------
Receivables Loan Agreement contained herein and Lender's obligations in this regard are subject to the following express conditions precedent:

                10.1 The following shall be delivered to Lender all in a form, manner and substance satisfactory to Lender:

                     (a) An original of this Sixth Amendment fully executed by
            the Borrower;

                     (b) An original Ratification and Confirmation of Corporate
            Guarantee and Subordination Agreement in a form acceptable to Lender, fully executed by Argosy Group, Inc.;

                     (c) An original Ratification and Confirmation of
            Partnership Guarantee and Subordination Agreement in a form acceptable to Lender, fully executed by Argosy Canyon Investments, L.P.;

                    (d) Current updates of the opinion letter received by Lender in connection with the Receivables Loan Agreement from Schreeder, Wheeler & Flint;

                    (e) Such resolutions and authorizations and such other documents as Lender may require relating to the existence and good standing of the Borrower and Guarantors, and the authority of any person executing this Sixth Amendment or any other documents on behalf of the Borrower or Guarantors;

                    (f) Updated Dun & Bradstreet report for Borrower and updated UCC, tax lien, litigation and judgment searches for the following parties: (i) Borrower, (ii) Argosy Group, Inc., and (iii) Argosy Canyon Investments, L.P.;

                    (g) Evidence that Borrower has good and marketable title to the collateral pledged to Lender, that Lender's liens and security interest in such collateral have been duly perfected as first and prior liens and security interests, and that there are no other financing statements or liens filed against Borrower or on the property of Borrower except those that are approved by Lender;

                    (h) Evidence of the payment by Borrower of any costs, fees and expenses then payable in connection with the Loan, including, without limitation, those fees, costs and expenses described in
          Section 6 hereof; and

                    (i) A current analysis of the delinquency rate of Foreign Instruments.

              10.2 No Event of Default shall exist and no event or condition shall exist which after notice or lapse of time, or both, would constitute an Event of Default.

              10.3 There shall have occurred no material adverse change in the Real Property, the Receivables Collateral or Residual Collateral or in the business or financial condition of Borrower and Guarantor since the date of the last financial statement submitted to Lender.

              10.4 Neither Borrower nor Guarantor shall have failed to disclose to Lender any material information and no material information supplied by Borrower or Guarantor shall be found to be misleading, misrepresented or materially incorrect.

             10.5 All representations and warranties by Borrower shall remain hue and correct, in all material respects, and all agreements the Borrower is to have performed or complied with at such time shall have been performed or complied with.

          IN WITNESS WHEREOF, these presents are executed as of the date first indicated above.

                                        "BORROWER"

                                        CYPRESS POINTE RESORTS, L.P.,
                                        a Delaware limited partnership

                                        By: ARGOSY GROUP, INC., a Georgia
                                            corporation, General Partner


                                        By /s/ [SIGNATURE ILLEGIBLE]
                                           -----------------------------------
                                        Its  VICE PRESIDENT
                                           -----------------------------------


                                       "LENDER"

                                       GREYHOUND FINANCIAL
                                       CORPORATION, a Delaware
                                       corporation


                                       By /s/ [SIGNATURE ILLEGIBLE]
                                          ------------------------------------
                                       Its  SENIOR VICE PRESIDENT
                                          ------------------------------------

                           SEVENTH AMENDMENT TO LOAN
                           -------------------------
                            AND SECURITY AGREEMENT
                            ----------------------

          THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Seventh Amendment") is made and entered into as of the 6th day of November, 1995, by and between CYPRESS POINTE RESORTS, L.P., a Delaware limited partnership ("Borrower") and FINOVA CAPITAL CORPORATION, a Delaware corporation, formerly known as Greyhound Financial Corporation, ("Lender").

                                  WITNESSETH:

          WHEREAS, as of December 19, 1991, Borrower and Lender's predecessor in interest, Greyhound Real Estate Finance Company, an Arizona corporation ("GREFCO"), entered into that Loan and Security Agreement (the "Original Agreement") pursuant to which Lender agreed to make a revolving loan to Borrower for the purposes set forth therein; and

          WHEREAS, Borrower and GREFCO modified and amended the Original Agreement pursuant to that Amendment to Loan and Security Agreement and Consent and Agreement of Guarantors dated as of November 9, 1992 (the "First Amendment"); and

          WHEREAS, pursuant to that Assignment dated as of January 13, 1993, between GREFCO and Lender, GREFCO assigned to Lender all of GREFCO's rights and obligations under the Original Agreement and the First Amendment and all other documents and instruments executed in connection therewith; and

          WHEREAS, pursuant to that Second Amendment to Loan and Security Agreement dated as of January 13, 1993 (the "Second Amendment"), Lender and Borrower amended the Original Agreement and First Amendment in certain respects; and

          WHEREAS, pursuant to that Third Amendment to Loan and Security Agreement dated as of April 7, 1993 (the "Third Amendment"), Lender and Borrower amended the Original Agreement, First Amendment, and Second Amendment in certain respects; and

          WHEREAS, pursuant to that Fourth Amendment to Loan and Security Agreement dated as of December 16, 1993 (the "Fourth Amendment"), Lender and

Borrower amended the Original Agreement, First Amendment, Second Amendment and Third Amendment in certain respects; and

          WHEREAS, pursuant to that Fifth Amendment to Loan and Security Agreement dated as of June 28, 1994 (the "Fifth Amendment"), Lender and Borrower amended the Original Agreement, First Amendment, Second Amendment, Third Amendment and Fourth Amendment in certain respects; and

          WHEREAS, pursuant to that Sixth Amendment to Loan and Security Agreement dated as of December 16, 1994 (the "Sixth Amendment"), Lender and Borrower amended the Original Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment in certain respects; and

          WHEREAS, Borrower and Lender have agreed to further amend the Original Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment and Sixth Amendment pursuant to the terms and provisions of this Seventh Amendment to include, among other things, a working capital loan facility.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. DEFINITIONS. Except as specifically set forth and/or modified by
             -----------
this Seventh Amendment, all capitalized terms set forth herein shall have the meanings set forth therefor in the Original Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment or Sixth Amendment, as the case may be. However, the following capitalized terms shall have the meanings set forth below, notwithstanding any contrary definitions contained in the Original Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment or Sixth Amendment.

             "Advance" shall mean, collectively and individually, a Receivables Advance and a Working Capital Advance.

             "Borrowing Base (Receivables Loan)" shall mean an amount equal to the lesser of (i) 90% of the unpaid principal balance payable under the Eligible Instruments or (ii) 90% of the then present value assigned to the unmatured installments of principal and interest payable under the Eligible Instruments discounted at Lender's Prevailing Discount Rate.

             "Borrowing Base (Working Capital Loan)" shall mean an amount equal to the sum of (A) the lesser of (i) 55% of the unpaid principal balance payable under the Eligible Instruments against which a Working

     Capital Advance will be made or (ii) 55% of the then present value assigned to the unmatured installments of principal and interest payable under the Eligible Instruments against which a Working Capital Advance will be made, discounted at Lender's Prevailing Discount Rate, (B) 55% of any cash down payments and principal and interest payments then made by the Purchaser under such Eligible Instruments at the time of such Working Capital Advance; and (C) 55% of any cash sales of Units then made at the time of such Working Capital Advance, provided that the proceeds of the cash sales and such cash down payments and principal and interest payments are held and shall continue to be held in Escrow by Escrow Agent.

          "Borrowing Term (Receivables Loan)" shall mean the period of time during which Lender is committed to make Receivables Advances under the Receivables Loan Agreement, which commitment shall terminate on November 30, 1997.
     --

          "Borrowing Term (Working Capital Loan)" shall mean the period of time during which Lender is committed to make Working Capital Advances under the Receivables Loan Agreement, which commitment shall terminate on November 30, 1997.
     --

          "Building" shall mean either Building 10 or Building 16.

          "Building 10" shall mean the 16-unit Building to be constructed on that portion of the Real Property described in Exhibit "A" attached hereto
                                                    -----------
     and by this reference incorporated herein.

          "Building 16" shall mean the 40-unit Building to be constructed on that portion of the Real Property described in Exhibit "B" attached hereto
                                                    -----------
     and by this reference incorporated herein.

          "Capital Expenditure" shall mean payments that are made by the Borrower for the lease, purchase, improvement, construction or use of any property, the value of which under GAAP is required to be capitalized and shall include, without limitation, payments for the installment purchase of property and payments under capitalized leases.

          "Cash Flow" shall mean, for any period, the net income or loss of Borrower, determined in accordance with GAAP (excluding the effect of any extraordinary gains or losses from the sale of property not in the ordinary course of business), plus each of the following items to the extent
                          ----
     deducted from the revenues of Borrower in calculating the net income: (A) depreciation;

     (B) amortization; and (C) interest and taxes during such period, and less
                                                                          ----
     Capital Expenditures to the extent paid in such period.

          "Collateral Assignment" shall mean that certain Collateral Assignment, Security Agreement and Account Agreement of even date with the Seventh Amendment pursuant to which Borrower collaterally assigns to Lender all of the Borrower's interest in the Escrow and in the agreement pursuant to which the Escrow is maintained as security for the payment and Performance of the Obligations.

          "Construction Loan Agreement" shall mean that certain Construction Loan Agreement dated as of December 19, 1991, between Borrower and GREFCO, as modified and amended pursuant to that First Amendment to Construction Loan Agreement, dated as of January 13, 1993 between Borrower and Lender, as modified and amended pursuant to that Second Amendment to Construction Loan Agreement dated as of April 7, 1993 between Borrower and Lender, as further modified and amended pursuant to that Third Amendment to Construction Loan Agreement dated as of December 16, 1993 between Borrower and Lender, as further modified and amended pursuant to that Fourth Amendment to Construction Loan Agreement dated as of June 28, 1994, as further modified and amended pursuant to that Fifth Amendment to Construction Loan Agreement dated as of May 10, 1995 between Borrower and Lender and as further modified and amended pursuant to that Sixth Amendment to Construction Loan Agreement of even date herewith, between Borrower and Lender, as from time to time further modified, extended, renewed, replaced or restated.

          "Construction Mortgage" shall mean, collectively, that certain Mortgage, Assignment of Rents and Proceeds and Security Agreement dated as of December 19, 1991 between Borrower and GREFCO; as amended by that certain First Amendment to Mortgage, Assignment of Rents and Proceeds and Security Agreement dated as of January 13, 1993 between Borrower and Lender; as amended by that certain Second Amendment to Mortgage, Assignment of Rents and Proceeds and Security Agreement dated as of April 7, 1993 between Borrower and Lender; as further amended by that certain Third Amendment to Mortgage, Assignment of Rents and Proceeds and Security Agreement dated as of December 16, 1993 between Borrower and Lender; as further amended by that certain Fourth Amendment to Mortgage, Assignment of Rents and Proceeds and Security Agreement dated as of June 28, 1994 between Borrower and Lender, as further amended by that certain Fifth Amendment to Mortgage, Assignment of Rents and Proceeds and Security Agreement dated as of May 10, 1995 between Borrower and Lender; and as further amended by that certain Sixth Amendment to Mortgage, Assignment of

     Rents and Proceeds and Security Agreement of even date herewith between Borrower and Lender.

          "Delinquencies" shall mean, individually and collectively, an Eligible Instrument, against which an Advance has been made, under which an installment payment becomes more than 59 days past due.

          "Distributions" shall mean any distribution, advance, payment, including but not limited to, loan repayments, dividends, bonuses, salary, other compensation and management fees.

          "Documents" shall mean this Agreement, the Note, the Working Capital Note, the Servicing and Collection Agreement, the Guarantee, the Assignments, the Subordination Agreement, the Collateral Assignment, and each and every other document, instrument or writing executed or delivered by Borrower to Lender in connection with the Loan.

          "Escrow" shall mean that certain account in the name of Escrow Agent in which the cash payments and principal and interest payments that are used in calculating the Borrowing Base (Working Capital Loan), together with the original Instruments and Purchaser Mortgages pertaining thereto are deposited, pursuant to an agreement acceptable to Lender.

          "Escrow Agent" shall mean the person who is not an Affiliate of Borrower, in whose name the Escrow is maintained, the identify of whom shall be acceptable to Lender.

          "Loan" shall mean, collectively and individually, the Receivables Loan and the Working Capital Loan.

          "Maturity Date" shall mean that date which shall occur ten (10) years after the expiration of the Borrowing Term (Receivables Loan).

          "Maximum Loan Amount" shall mean the lesser of (i)Forty Million Dollars ($40,000,000.00) or (ii) the amount remaining when Forty-Five Million Dollars ($45,000,000.00) is reduced by the principal amount then outstanding under each of the Working Capital Loan and the Construction Loan.

          "Maximum Working Capital Loan Amount" shall mean the lesser of (i) One Million Five Hundred Thousand Dollars ($1,500,000.00) or (ii) the amount remaining when Forty-Five Million Dollars ($45,000,00000) is reduced by the principal amount then outstanding under each of the Receivables Loan and the Construction Loan.

          "Net Income" shall mean the net income or loss of Borrower, determined in accordance with GAAP (excluding the effect of any extraordinary gains or losses from the sale of property not in the ordinary course of business).

          "Note" shall mean the Promissory Note defined in the Original Agreement, as previously modified and amended and as further modified and amended pursuant to that Fifth Allonge to Receivables Promissory Note of even date herewith executed by Borrower and Lender.

          "Opening Prepayment Date" shall mean the date which occurs twenty-four
     (24) months after the date on which the last Receivables Advance is made under the terms of the Original Agreement as amended by the Seventh Amendment.

          "Prevailing Discount Rate" shall mean Lender's prevailing discount rate at the time each Advance is made, which shall be the Prime Rate plus 2.0% but in no event less than 12.5%.

          "Project" shall mean the time-share condominium projects known as Cypress Pointe Resort at Lake Buena Vista and Cypress Pointe II, constructed and to be constructed by Borrower on the Real Property.

          "Real Property" shall mean that parcel of real property located in Orange County, Florida and all existing and future improvements located thereon, more fully described on Exhibits "A", "B" and "C" of this Seventh
                                      ------------  ---     ---
     Amendment, exclusive of real property previously and hereafter released from the lien of the Construction Mortgage with the consent of Lender.

          "Receivables Advance" shall mean an Advance of the Receivables Loan advanced by Lender to Borrower from time to time in accordance with the terms and provisions of this Agreement.

          "Receivables Loan" shall mean the revolving line of credit loan extended by Lender to Borrower in accordance with the terms of this Agreement in an outstanding principal amount not to exceed at any time the Maximum Loan Amount.

           "Receivables Loan Agreement" shall mean, collectively, the Original Agreement, the First Amendment, the Second Amendment, the Third

     Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment.

              "Working Capital Advance" shall mean an Advance of the Working Capital Loan advanced by Lender to Borrower from time to time in accordance with the terms and provisions of this Agreement.

              "Working Capital Loan" shall mean a revolving line of credit loan extended by Lender to Borrower in accordance with the terms of this Agreement in an outstanding principal amount not to exceed at any time the Maximum Working Capital Loan Amount.

              "Working Capital Note" shall mean the Promissory Note, in the amount of the Working Capital Loan, to be made and delivered by Borrower to Lender pursuant hereto, in a form acceptable to Lender, as amended, renewed or restated.

         2. Subject to the satisfaction of all of the conditions precedent set forth in Section 7 hereof, the Original Agreement is hereby amended in the
             ---------
following respects:

              2.1 The provisions of Section 3.1 of the Original Agreement
                                    -----------
     shall be amended and restated in their entirety to read as follows:

                  3.1 Lender hereby agrees that the Receivables Loan will be disbursed to Borrower, from time to time, in periodic Receivables Advances, but in no event after the Borrowing Term (Receivables Loan) has expired, in amounts determined by subtracting from the Borrowing Base (Receivables Loan) the unpaid principal balance outstanding under the Receivables Loan at the time of each Receivables Advance;

                      (i) Receivables Advances shall not be made more
             frequently than twice per month, and each Receivables Advance shall be in an amount of not less that One Hundred Thousand Dollars ($100,000.00). Lender shall charge a fee of Five Hundred Dollars ($500.00) for the second Receivables Advance made during any month and shall be entitled to deduct such fee from the Receivables Advance so made. The foregoing fee is to be paid to Lender strictly in consideration for Lender's agreement to make a second Receivables Advance during any particular calendar month and shall not be applied or credited against any other Obligations.

                (ii) The Receivables Loan is a revolving line of credit under the terms of which Borrower, during the Borrowing Term (Receivables
        Loan), shall have the right to obtain Receivables Advances, repay Receivables Advances, and obtain additional Receivables Advances so long as no Event of Default has occurred and is continuing and so long as all other conditions precedent to the making of a Receivables Advance have been satisfied.

                (iii) No Receivables Advances will be made after the Borrowing Term (Receivables Loan) has expired unless Lender, in its sole discretion, shall agree in writing to make such Receivables Advances.

                (iv) Borrower shall use the proceeds of the Receivables Loan for working capital purposes, to make Distributions to Affiliates to the extent permitted under this Agreement and under the Construction Loan Documents and to repay the Construction Loan and the Working Capital Loan, in full. The proceeds of the Receivables Loan shall be used to pay and satisfy the then unpaid principal balance and all accrued interest under the Working Capital Loan before any portion of the Receivables Loan is used to make Distributions or is paid in satisfaction of any portion of the Construction Loan. The foregoing notwithstanding, upon the occurrence of any Event of Default, the proceeds of the Receivables Loan may be applied by Lender in satisfaction of the Obligations in such order and manner as Lender shall determine.

                (v) At no time during the term hereof shall the unpaid principal balance of the Receivables Loan, together with the unpaid principal balance of the Construction Loan and the Working Capital Loan, exceed a total amount equal to Forty-Five Million Dollars
        ($45,000,000.00), and Lender shall have no obligation to make any Receivables Advance if such Advance would cause the foregoing limitation to be exceeded.

        2.2 The provisions of Section 3.2 of the Original Agreement shall be
                              -----------
amended and restated in their entirety to read as follows:

            3.2 Lender agrees that the Working Capital Loan will be disbursed to Borrower, from time to time, in periodic Working

   Capital Advances, but in no event after the Borrowing Term (Working Capital
   Loan) has expired, in an amount determined by subtracting from the Borrowing Base (Working Capital Loan) the unpaid principal balance of the Working Capital Loan at the time of each Working Capital Advance; provided that at no time shall the unpaid principal balance of the Working Capital Loan exceed the Maximum Working Capital Loan Amount.

                (i) Working Capital Advances shall be made no more frequently than twice per month and each Working Capital Advance shall be in an amount not less than One Hundred Thousand Dollars ($100,000.00). Lender shall charge a fee of Five Hundred Dollars ($500.00) for the second Working Capital Advance made during any month and shall be entitled to deduct such fee from the Working Capital Advance so made. The foregoing fee is to be paid to Lender strictly in consideration for Lender's agreement to make a second Working Capital Advance during any particular calendar month and shall not be applied or credited against any other Obligations.

                (ii) The Working Capital Loan is a revolving line of credit under the terms of which Borrower, during the Borrowing Term (Working Capital Loan), shall have the right to obtain Working Capital Advances, repay Working Capital Advances, and obtain additional Working Capital Advances so long as no Event of Default has occurred and is continuing and so long as all other conditions precedent to the making of a Working Capital Advance have been satisfied. The foregoing notwithstanding, Borrower shall have no right to obtain a Working Capital Advance against Eligible Instruments arising from any portion of the Project the construction of which was commenced prior to the earlier of the commencement of construction of Building 10 or Building 16. In addition, Borrower shall have no right to obtain a Working Capital Advance against Eligible Instruments arising from Building 16 until all Working Capital Advances against Eligible Instruments arising from Building 10 have been paid in full including all accrued interest thereon. At such time as Borrower has received a Working Capital Advance against Eligible Instruments arising from Building 16, Borrower shall have no further right to obtain any Working Capital Advances against Eligible Instruments arising from Building 10.

                 (iii) No Working Capital Advances will be made after the Borrowing Term (Working Capital Loan) has expired unless Lender, in its sole discretion, shall agree to make such Working Capital Advances.

                 (iv) Borrower shall use the proceeds of the Working Capital Loan for working capital purposes.

                 (v) Any cash down payments and principal and interest payments made by a Purchaser under a particular Instrument that are used in calculating the Borrowing Base (Working Capital Loan) shall be held in Escrow by the Escrow Agent and shall not be released to Borrower unless a principal payment under the Working Capital Loan is made in an amount equal to the amount of the Working Capital Advance originally made against such cash down payment and principal and interest payment.

                 (vi) At no time during the term hereof shall the unpaid principal balance of the Working Capital Loan, together with the unpaid principal balance of the Construction Loan and Receivables Loan, exceed a total amount equal to Forty-Five Million Dollars ($45,000,000.00), and Lender shall have no obligation to make any Working Capital Advance if such Advance would cause the foregoing limitation to be exceeded.

        2.3 Sections 3.3, 3.5 and 3.6 of the Original Agreement shall be
            -----------------     ---
deleted.

        2.4 The provisions of Section 4.4 of the Original Agreement shall be
                              -----------
amended and restated in their entirety to read as follows:

            4.4 In connection with a Receivables Advance but not a Working Capital Advance, Borrower shall, at its expense, deliver to Lender, at the time of delivery of the Assignment, a policy or policies of title insurance insuring Lender's interest in the Purchaser Mortgage which is the subject of the Assignment. Such policy or policies shall be in the amount of the Receivables Advances made against or, in the case of substitutions, a portion of the Receivables Loan attributable to the Instruments secured by the insured Purchaser Mortgages and shall be issued by a title insurer and be in form and substance satisfactory to Lender in its sole discretion. The title insurance policies must reflect that the Purchaser Mortgages constitute valid liens against the real property to which they pertain subject only to the Permitted Encumbrances.

           2.5 The provisions of Section 5.3(ix) of the Original Agreement
                                 ---------------
shall be amended and restated in their entirety to read as follows:

               With respect to a Receivables Advances, the items described in Exhibit "F" and with respect to a Working Capital Advance, the items
      -----------
      described in the following paragraphs of Exhibit "F" hereto: (a), (b)
      -----------
      (unrecorded copies only), (e), (f), (g), (h) and (i);

           2.6 The provisions of Section 5.15 of the Original Agreement shall be
                                 ------------
 amended and restated in their entirety to read as follows:

               5.15 The proceeds of the Receivables Loan are to be used, in part, to pay and satisfy in full the Working Capital Loan and the Construction Loan. To the extent of the proceeds of the Receivables Loan arise from a particular Building, such proceeds shall be used in part, to pay and satisfy in full the Working Capital Loan arising from the same Building, the Construction Loan as respects such Building and all amounts then due and owing to Lender under the Construction Loan Documents as respects such Building. Lender shall have the right to disburse any Receivables Advance directly to Lender in payment or satisfaction of Working Capital Advances, and interest thereon, and any amounts then due to Lender under the Construction Loan Documents. The foregoing notwithstanding, upon and during the continuance of an Event of Default, Lender shall have the right to disburse Receivables Advances against the Obligations in such order and manner as Lender deems appropriate.

           2.7 The Original Agreement shall be amended with the addition of a
  Section 5.16 reading as follows:
  ------------

               5.16 Working Capital Advances shall be made only against the Borrowing Base (Working Capital Loan); provided that with respect to Working Capital Advances only, the eligibility criteria set forth in the following subparagraphs of Exhibit "B" (as modified pursuant to the Sixth
                                 -----------
      Amendment and pursuant to that certain Letter Agreement dated
      May 10, 1995) need not be satisfied as a condition to the making of such
      Advance: (i) only as to the requirement that the Purchaser Mortgage be recorded, (j) and (k) with respect to the absence of executory obligation to the Purchaser and to the extent that such rescission rights described in subparagraph (k) pertain only to

          Borrower's obligations under subparagraph (j) thereof. Furthermore, with respect to the eligibility criteria set forth in subparagraph (a) of Exhibit "B", the lien and security interest in the Instrument, the
             -----------
          security therefore and the rights to payments therefrom shall be applicable only insofar as Borrower has rights in the Instrument, the security therefore and the payments therefrom.

               2.8 The provisions of Section 7.1 of the Original Agreement shall
                                     -----------
     be amended and restated in their entirety to read as follows:

                    7.1  In connection with the Receivables Loan:

                         (i) In no event shall the aggregate principal amount of the Receivables Loan outstanding at any time exceed the Maximum Loan Amount and in the event for any reason the aggregate principal amount of the Receivables Loan does exceed the Maximum Loan Amount, then Borrower upon demand, shall immediately make a principal payment to Lender in an amount equal to such excess plus accrued and unpaid interest thereon.

                         (ii) If for any reason the aggregate principal amount of the Receivables Loan outstanding as of the last Business Day of any month shall exceed the then Borrowing Base (Receivables
               Loan), Borrower, upon demand, shall immediately make to Lender a principal payment in an amount equal to such excess plus accrued and unpaid interest thereon.

                         (iii) The Receivables Loan shall be evidenced by the
               Note and shall be repaid in immediately available funds according to the terms thereof and such provisions of this Agreement as are applicable.

               2.9 The provisions of Section 7.2 of the Original Agreement shall
                                     -----------
     be amended and restated in their entirety to read as follows:

                    7.2  In connection with the Working Capital Loan:

                         (i) In no event shall the aggregate principal amount of the Working Capital Loan outstanding at any time exceed the Maximum Working Capital Loan Amount and in the event for any reason the aggregate principal amount of the Working Capital Loan does exceed the Maximum Working Capital Loan Amount, then Borrower upon demand, shall immediately make a principal payment to Lender in an amount equal to such excess plus accrued and unpaid interest thereon.

                         (ii) If for any reason the aggregate principal amount of the Working Capital Loan outstanding as of the last Business Day of any month shall exceed the then Borrowing Base (Working Capital Loan), Borrower, upon demand, shall immediately make to Lender a principal payment in an amount equal to such excess plus accrued and unpaid interest thereon.

                         (iii) The Working Capital Loan shall be evidenced by
               the Working Capital Note and shall be repaid in immediately available funds according to the terms thereof and such provisions of this Agreement as are applicable.

               2.10 The provisions of Section 7.3 of the Original Agreement
                                      -----------
     shall be amended by amending and restating the introductory paragraph to read as follows:

                    7.3 For purposes of determining when a prepayment may occur, the elapsed time of the term of the Receivables Loan shall be measured from the date on which the last Receivables Advance is made under the Original Agreement amended by the Seventh Amendment. Borrower is not entitled to prepay, in whole or in part, the Receivables Loan until the Opening Prepayment Date. Thereafter, if (i) Borrower has paid all sums then due and payable to Lender in connection with the Receivables Loan, Working Capital Loan and the Construction Loan, and (ii) Borrower has given Lender at least 30 days prior written notice of the prepayment and has paid to Lender at the time of prepayment a prepayment premium equal to a percentage, as set forth below, of the then principal balance of the Receivables Loan, then Borrower shall have the option to prepay the Receivables Loan in full, but not in part, on any date an installment is due on the Note:

               2.11 The provisions of Section 7.3 of the Original Agreement
                                      -----------
     shall be further amended to provide for the following premium for prepayment in the event the Receivables Loan is prepaid at any time after the sixth anniversary of the last Receivables Advance made under the Original Agreement as amended through this Seventh Amendment:

             Period                                      Premium
             ------                                      -------
             After the Sixth Anniversary Date and          2%
             through the Seventh Anniversary Date
             of the last Receivables Advance

             Thereafter                                    0%

          There shall be no prepayment premium payable in connection with the prepayment, in whole or in pan, of the Working Capital Loan.

          2.12 The provisions of Section 7.3 of the Original Agreement shall be
                                 -----------
further amended by substituting the words "Receivables Advance" for the word "Advance", in each place, where the word "Advance" appears in that paragraph and by substituting the words "Receivables Loan" for the word "Loan" in each place where the word "Loan" appears in that paragraph other than when the word Loan is preceded by the word "Construction" or the words "Working Capital."

          2.13 The provisions of Section 7.6 of the Original Agreement shall be
                                 -----------
amended and restated in their entirety to read as follows:

               7.6 Whether or not the proceeds from the Receivables Collateral shall be sufficient for that purpose, Borrower shall pay when due all payments required to be made pursuant to the Note, Working Capital Note and other Documents; and any and all amounts payable by Borrower under the Note, Working Capital Note and other Documents shall be paid without notice (except as otherwise expressly provided therein), demand, counterclaim, set-off, deduction, recoupment or defense, and without abatement, suspension, deferment, diminution or proration by reason of any circumstance or occurrence whatsoever, Borrower's Obligation to make such payments being absolute and unconditional.

          2.14 The following language shall be added to the end of Section
                                                                   -------
8.4(a) of the Original Agreement, as a part thereof:
-----

               The foregoing notwithstanding, Lender acknowledges that with respect to Instruments against which a Working Capital Advance has been made, Borrower shall not, at the time of such Advance, have completed the improvements that the Borrower has represented will be available to Purchasers.

          2.15  A Section 8.21 shall be added to the Loan Agreement reading as
                  ------------
    follows:

                8.21 During the Term, Borrower shall not make any Distributions to Andrew J. Gessow, Herb Alfree, any Guarantor, any partner of Borrower, any partner of any Guarantor or any Affiliate of any of the foregoing entities or individuals. The foregoing notwithstanding, on the condition that:

                     (i) There does not then exist an Event of Default or an act or event which with notice, passage of time or both would constitute an Event of Default (an "Incipient Default"); and

                     (ii) Prior to the incurring of any obligation to make a
             Distribution, Borrower has caused the proposed recipient of such Distribution (the "Affiliated Party") to have entered into a Subordination Agreement in form and substance satisfactory to Lender pursuant to which the Affiliated Party agrees (A) that it shall not exercise any rights against Borrower or against any of the collateral securing the Loan or the Construction Loan unless and until the date that all of the obligations of Borrower under and with respect to the Loan and the Construction Loan have been fully paid, performed and discharged; (B) that any entitlement to a Distribution is and shall be fully subordinated as to right and time of payment to the payment in full of the Loan and the Construction Loan and (C) that upon and during the continuance of an Event of Default or an Incipient Default, no Distributions shall be permitted, made, demanded or accepted;

the following Distributions shall be permitted:

             (x) Such Distribution is made in an amount equal to or less than 100% of Borrower's Cash Flow or 100% of Borrower's Net Income, whichever is less, with respect to the period in which such Distribution is to be made.

          2.16 The provisions of Section 8.22(a) of the Original Agreement shall
                                 ---------------
     be amended and restated in its entirety to read as follows:

               (a) As of the end of each fiscal quarter of Borrower, Borrower shall maintain a net worth, calculated in accordance with generally accepted accounting principles, consistently applied ("GAAP"), of at least $8,500,000.

               2.17 The provisions of Section 8.22 of the Original Agreement
                                      ------------
     shall be further modified by deleting "(e)" from the final subsection of that section and inserting the letter "(f)" and by adding a new subsection
     (e) reading as follows:

                    (e) Borrower shall not permit Delinquencies as of the end of any three (3) consecutive calendar months during the Term to exceed three percent (3%) of the aggregate then unpaid principal balance of all Eligible Instruments against which an Advance has been made.

               2.18 The provisions of Section 8.23 of the Original Agreement
                                      ------------
     shall be amended and restated in its entirety to read as follows:

                    8.23 Borrower shall not, without Lender's prior written consent: (i) construct additional condominium or time-share units within or adjacent to the Project (other than the time-share units comprising the Project) until at least 50% of the total Time-Share Interests in Buildings 8, 10 and 16, in the aggregate, have been sold, in bona fide transactions, to parties not Affiliated with Borrower,
          (ii) sell time-share intervals from such additional condominium or time-share units until at least 70% of the total Time-Share Interests contained within Buildings 8, 10 and 16, in the aggregate, have been sold, in bona fide transactions, to parties not Affiliated with Borrower.

               2.19 Section 11.5 of the Original Agreement shall be amended to
                    ------------
     provide that all notices sent to Lender shall be sent to Lender at the following address:

               FINOVA Capital Corporation
               7272 East Indian School Road, Suite 410
               Scottsdale, Arizona 85251
               Attn: Vice President - Group Counsel

               With a copy to:

               FINOVA Capital Corporation
               7272 East Indian School Road, Suite 410
               Scottsdale, Arizona 85251
               Attn: Vice President - Operations Management

               2.20 The provisions of Section 9.1(a) shall be amended and
                                      --------------
     restated in their entirety to read as follows:

                    (a) Lender fails to receive from Borrower when due and payable any amount which Borrower is obligated to pay on the Note or the Working Capital Note or any other payment due under the Documents; and such failure shall continue for seven (7) days, except for the payment of the final installment due under the Note at the Maturity Date, for which no grace period is allowed;

               2.21 The provisions of Section 9.2(b) of the Original Agreement
                                      --------------
     shall be amended in their entirety to read as follows:

                    (b) declare each or either of the Note and the Working Capital Note, together with prepayment premiums and all other sums owing by Borrower to Lender in connection with the Documents, immediately due and payable without notice, presentment, demand or protest, which are hereby waived by Borrower;

          3.    DOCUMENT REFERENCE. All references to the "Loan Agreement" in
                ------------------
the Documents and to "this Agreement", "herein", "hereof", "hereto", and "hereunder" in the Original Agreement are hereby amended to refer to the Original Agreement as amended through this Seventh Amendment.

          4.    FEES AND EXPENSES. In addition to the fees and expenses that
                -----------------
have been paid or are payable by Borrower pursuant to the Original Agreement, Borrower shall pay to Lender (i) a loan fee (the "Working Capital Loan Fee") in the amount of $15,000.00, which fee was earned by Lender in consideration of Lender holding itself ready, willing and able to amend the Original Agreement upon the terms and conditions set forth herein and (ii) a loan fee (the "Receivables Loan Fee") in the amount of $150,000.00, which fee was earned by Lender in further consideration of Lender holding itself ready, willing and able to amend the Original Agreement upon the terms and conditions set forth herein. The payment of the Working Capital Loan Fee and the Receivables Loan Fee is in addition to Borrower's obligation to pay a loan fee to Lender in consideration for the Lender's commitment to modify and amend the Construction Loan Agreement and in addition to all other fees and expenses required to be paid by Borrower pursuant to the Sixth Amendment to Construction Loan Agreement of even date herewith. One-half of the Working Capital Loan Fee, in the amount of $7,500, shall be due concurrently with the making of the first Working Capital Advance after the date of this Seventh Amendment. The remaining balance of the Working Capital Loan Fee, in the amount of $7,500, shall be due and payable concurrently with the making of the second Working Capital Advance after the date of this Seventh Amendment. The foregoing notwithstanding, unless sooner paid, the entire Working Capital Loan Fee shall be due and payable in full on December 31, 1995. The first Fifty Thousand Dollars of the Receivables Loan Fee shall be due and payable concurrently with the making of the Receivables Advance which causes the unpaid principal balance of the Receivables Loan to exceed Twenty-Five Million Dollars ($25,000,000) and may be withheld from Advance so made. An additional Fifty Thousand Dollars ($50,000.00) of the Receivables Loan Fee shall be due and payable concurrently with the making of the Receivables Advance which causes the unpaid principal balance of the Receivables Loan to exceed Thirty Million Dollars ($30,000,000.00) and may be withheld from the Advance so made. The remaining Fifty Thousand Dollars ($50,000.00) of the Receivables Loan Fee shall be due and payable concurrently with the making of the Receivables Advance which causes the unpaid principal balance of the Receivables Loan to exceed Thirty-Five Million Dollars ($35,000,000.00) and may be withheld from the Advance so made. The foregoing notwithstanding, unless sooner paid, the entire Receivables Loan Fee shall be due and payable on full on March 31, 1997. Furthermore, Borrower shall pay, on demand, all costs and expenses arising from the preparation of this Seventh Amendment and the closing of the amendment to the Construction Loan Documents, or otherwise incurred by Lender in connection with this Seventh Amendment, including, but not limited to, title insurance premiums, other title company charges, recording fees, all charges for consumer credit reports, and U.C.C., tax lien, judgment and litigation searches, Lender's attorneys' fees and costs, appraisal fees, if any, survey costs, if any, inspection costs and fees, both during construction or otherwise, escrow disbursement expenses, any revenue and/or documentary stamps, intangible or recording taxes, out-of-pocket travel expenses incurred by Lender or its agents and employees, brokerage commissions, all fees and expenses of the Servicing Agent and Collection Agent in connection with this Seventh Amendment, and any other costs, expenses or charges that may be imposed on or incurred by Lender as a result of this Amendment. Borrower shall indemnify and hold Lender harmless from any and all liability for payment of any brokerage fees. Lender shall have the right to withhold from any Advance made hereunder, any costs, fees, expenses or reimbursements due and owing to Lender.

          5.   CONFIRMATION OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.
               ----------------------------------------------------------
 Borrower hereby reaffirms, as if made as of the date hereof, all of Borrower's representations and warranties contained in the Receivables Loan Agreement. Borrower furthermore reaffirms the validity, enforceability and legality of the Documents, and all provisions of the Documents, as modified, are hereby confirmed and ratified; provided, however, that with respect to enforceability
                         -----------------
 and legality, Borrower make such reaffirmation only to the best of its knowledge. Without limiting the generality of the foregoing, Borrower represents and warrants that there has occurred no material adverse change in the Real Property, Receivables Collateral or Residual Collateral or in the business or financial condition of Borrower or

Guarantor since the date of the last financial statements submitted to Lender and that neither Borrower nor Guarantor has failed to disclose to Lender any information material to the Loan. All provisions of the Documents, as modified, are hereby confirmed and ratified. Without limiting the generality of the foregoing, Borrower hereby reaffirms the validity and enforceability of the Security Interest granted to Lender in the Receivables Collateral and the Residual Collateral as security for Borrower's payment and Performance of all Obligations, other than those Obligations arising out of the Environmental Certificate with Representations, Covenants and Warranties delivered in connection with the Construction Loan Agreement. In the event of a conflict or inconsistency between the provisions of the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment or the Sixth Amendment, on the one hand, and the provisions of this Seventh Amendment, on the other hand, the provisions of this Seventh Amendment shall prevail. All terms, conditions and provisions of the Original Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment and Sixth Amendment are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended or modified hereby. Borrower acknowledges that as of the date hereof, it has (i) no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender or as a basis to reduce or eliminate all or any part of its liability to repay the Loan and (ii) no other claim against Lender with respect to any aspect of the transaction in respect to which the Loan was made.

           6.   GUARANTORS' RATIFICATION. As a condition precedent to the
                ------------------------
effectiveness of this Seventh Amendment, Borrower shall cause the Guarantors to each execute a Ratification and Confirmation of Guarantee and Subordination Agreement in forms acceptable to Lender, thereby acknowledging the making of the agreements contained herein.

           7.   CONDITIONS PRECEDENT. The amendments and modifications to
                --------------------
the Receivables Loan Agreement contained herein and Lender's obligations in this regard are subject to the following express conditions precedent:

                7.1 The following shall be delivered to Lender all in a form, manner and substance satisfactory to Lender:

                     (a) An original of this Sixth Amendment fully executed by the Borrower;

                     (b) An original Ratification and Confirmation of Corporate Guarantee and Subordination Agreement in a form acceptable to Lender, fully executed by Argosy Group, Inc.;

                    (c) An original Ratification and Confirmation of Partnership Guarantee and Subordination Agreement in a form acceptable to Lender, fully executed by Argosy Canyon Investments, L.P.;

                    (d) Current updates of the opinion letter received by Lender in connection with the Receivables Loan Agreement from Schreeder, Wheeler & Flint;

                    (e) Such resolutions and authorizations and such other documents as Lender may require relating to the existence and good standing of the Borrower and Guarantors, and the authority of any person executing this Sixth Amendment or any other documents on behalf of the Borrower or Guarantors;

                    (f) Updated credit references and Dun & Bradstreet report for Borrower and updated UCC, tax lien, litigation and judgment searches for the following parties: (i) Borrower, (ii) Argosy Group, Inc., and (iii) Argosy Canyon Investments, L.P.;

                    (g) Evidence that Borrower has good and marketable title to the collateral pledged to Lender, that Lender's liens and security interest in such collateral have been duly perfected as first and prior liens and security interests, and that there are no other financing statements or liens filed against Borrower or on the property of Borrower except those that are approved by Lender;

                    (h) Evidence of the payment by Borrower of any costs, fees and expenses then payable in connection with the Loan, including, without limitation, those fees, costs and expenses described in
          Section 4 hereof; and
          ---------

                    (i) An original of the Fifth Allonge to Receivables Promissory Note in a form acceptable to Lender, fully executed by Borrower;

                    (j) An original of the Working Capital Promissory Note in a form acceptable to Lender, fully executed by Borrower;

                    (k) An original Sixth Amendment to Mortgage, Assignment of Rents and Proceeds and Security Agreement in a form acceptable to Lender, fully executed by Borrower (the "Sixth Mortgage Modification");

                    (l) An Acknowledgment and Agreement from the Escrow Agent in a form acceptable to Lender pursuant to which the Escrow Agent agrees to abide by the provisions of Section 3.2(v) of the Original
                                               --------------
          Agreement, added to the Original Agreement pursuant to this Seventh Amendment.

                    (m) All documents required to be executed and delivered to Lender in connection with the amendment and modification of the Construction Loan Agreement;

                    (n) A commitment from First American Title Company, the issuer of Lender's ALTA extended coverage title insurance policy insuring the lien of the Construction Mortgage (the "Title Policy"), to issue an endorsement, in form satisfactory to Lender, to the Title Policy, insuring that the Construction Mortgage, as modified pursuant to the Sixth Mortgage Modification, continues to be a first lien upon the real property described therein, subject only to those exceptions contained in such title policy and to such additional exceptions as Lender may specifically approve in writing;

                    (o) An ALTA certified survey of the Real Property, other than that portion which prior to the date hereof is already subject to the Construction Mortgage, in a form acceptable to Lender;

                    (p) A Subordination Agreement, in a form acceptable to Lender, from each of the Affiliated Parties, as defined in Section
                                                                     -------
          8.21 of the Original Agreement, added to the Original Agreement
          ----
          pursuant to this Seventh Amendment;

                    (q) Such amendments to Lender's financing statements as Lender shall require in order to perfect the security interest granted to Lender pursuant to the Collateral Assignment; and

                    (r) An original of the Collateral Assignment, fully executed by Borrower.

               7.2 No Event of Default shall exist and no event or condition shall exist which after notice or lapse of time, or both, would constitute an Event of Default.

               7.3 There shall have occurred no material adverse change in the Real Property, the Receivables Collateral or Residual Collateral or in the business or financial condition of Borrower and Guarantor since the date of the last financial statement submitted to Lender.

               7.4 Neither Borrower nor Guarantor shall have failed to disclose to Lender any material information and no material information supplied by Borrower or Guarantor shall be found to be misleading, misrepresented or materially incorrect.

               7.5 All representations and warranties by Borrower shall remain true and correct, in all material respects, and all agreements the Borrower is to have performed or complied with at such time shall have been performed or complied with.

          8.   COUNTERPARTS. This Seventh Amendment may be executed in any
               ------------
number of separate counterparts, each of which when taken together shall constitute one and the same instrument notwithstanding the fact that all parties have not signed the same counterpart.

          IN WITNESS WHEREOF, these presents are executed as of the date first indicated above.
                              "BORROWER"

                              CYPRESS POINT RESORTS, L.P.,
                              a Delaware limited partnership

                              By:  ARGOSY GROUP, INC., a Georgia
                                   corporation, General Partner

                                   By /s/  [SIGNATURE ILLEGIBLE]
                                     -------------------------------
                                   Its  VICE PRESIDENT
                                      ------------------------------

                              "LENDER"

                              FINOVA CAPITAL CORPORATION, a
                              Delaware corporation

                              By /s/  [SIGNATURE ILLEGIBLE]
                                 -----------------------------------
                              Its  VICE PRESIDENT
                                 -----------------------------------
                                                     [CORPORATE SEAL]